UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:
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Definitive Proxy Statement
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Soliciting Material Pursuant to §240.14a-12

JETBLUE AIRWAYS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MESSAGE FROM OUR CHIEF EXECUTIVE OFFICER

JETBLUE AIRWAYS CORPORATION
27-01 Queens Plaza North
Long Island City, New York 11101

April 5, 2023

To our Stockholders:

I am pleased to invite you to the 2023 JetBlue Airways Corporation annual meeting of stockholders, on Tuesday, May 16, 2023 at 9:00 a.m., Eastern Daylight Time. This year’s annual meeting will be conducted virtually, via live audio webcast. Stockholders of record as of March 21, 2023 will be able to attend virtually, submit questions during the meeting, and vote your shares electronically during the meeting by logging in at www.virtualshareholdermeeting.com/jblu2023 using the 16-digit control number included in your Notice of Internet Availability of the proxy materials, on your proxy card or on the voting instructions form accompanying these proxy materials. We recommend that you log in a few minutes before the scheduled meeting time on May 16, 2023 to ensure you are logged in when the meeting starts.

We are holding a virtual only annual meeting. We value innovation and we welcome expanded access, improved communication and cost savings for our stockholders and JetBlue afforded by the virtual format. As we have learned over the many years we have hosted virtual annual meetings, they enable increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum for our stockholders. In addition, the virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.proxyvote.com and logging in with your control number. We encourage you to log on in advance and ask any questions you may have, which we will try to address during the meeting.

The following notice of annual meeting of stockholders outlines the business to be conducted at our 2023 virtual annual meeting of stockholders. Only stockholders of record at the close of business on March 21, 2023 will be entitled to notice of and to vote at the virtual annual meeting. Further details about how to attend the meeting online and the business to be conducted at the annual meeting are included in the accompanying notice of annual meeting and proxy statement.

We are again providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of the proxy statement and our 2022 Annual Report on Form 10-K. The Notice of Internet Availability of the proxy materials contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2022 Annual Report on Form 10-K, and a form of proxy card or voting instruction card. If you received the Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability.

Your vote is important to us. Regardless of whether you attend the 2023 virtual annual meeting, we hope you vote as soon as possible. You may vote online or by phone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Additionally, if you attend the 2023 virtual annual meeting, you may vote your shares at the meeting. Voting online, by phone, or by mail ensures your representation at the 2023 virtual annual meeting regardless of whether you attend the virtual meeting on May 16, 2023.

Very truly yours,

Robin Hayes

Chief Executive Officer and Director
On behalf of the Board of Directors of JetBlue Airways Corporation

TABLE OF CONTENTS

PROXY STATEMENT SUMMARY	5

BUSINESS OVERVIEW	7

JETBLUE’S APPROACH TO ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS	9

CORPORATE GOVERNANCE AT JETBLUE	16

THE BOARD OF DIRECTORS	17

MANAGEMENT PROPOSAL 1 TO ELECT DIRECTORS	31

MANAGEMENT PROPOSAL 2 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	40

MANAGEMENT PROPOSAL 3 TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION	41

NAMED EXECUTIVE OFFICER COMPENSATION DISCUSSION AND ANALYSIS	42

COMPENSATION COMMITTEE REPORT	54

SUMMARY COMPENSATION TABLE	55

GRANTS OF PLAN-BASED AWARDS	56

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	58

OPTION EXERCISES AND STOCK VESTED	59

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	60

PAY RATIO OF CHIEF EXECUTIVE OFFICER COMPENSATION TO MEDIAN EMPLOYEE COMPENSATION	66

PAY VERSUS PERFORMANCE	67

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	70

MANAGEMENT PROPOSAL 4 APPROVAL OF AN AMENDMENT TO THE JETBLUE AIRWAYS CORPORATION 2020 CREWMEMBER STOCK PURCHASE PLAN	72

MANAGEMENT PROPOSAL 5 APPROVAL OF AN AMENDMENT TO THE JETBLUE AIRWAYS CORPORATION 2020 OMNIBUS EQUITY INCENTIVE PLAN	78

EQUITY COMPENSATION PLAN INFORMATION	87

MANAGEMENT PROPOSAL 6 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023	88

AUDIT COMMITTEE REPORT	91

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	93

OTHER MATTERS	99

ADDITIONAL INFORMATION	99

APPENDIX A REGULATION G RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	A-1

APPENDIX B AMENDMENT TO THE JETBLUE AIRWAYS CORPORATION 2020 CREWMEMBER STOCK PURCHASE PLAN	B-1

APPENDIX C AMENDMENT TO THE JETBLUE AIRWAYS CORPORATION 2020 OMNIBUS EQUITY INCENTIVE PLAN	C-1

www.jetblue.com

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TO BE HELD ON MAY 16, 2023

9:00 a.m. (Eastern Daylight Time)

via the Internet at
www.virtualshareholdermeeting.com/jblu2023

JETBLUE AIRWAYS CORPORATION
27-01 Queens Plaza North
Long Island City, New York 11101

NOTICE of Annual Meeting of Stockholders

This notice of annual meeting, proxy statement and form of proxy for JetBlue Airways Corporation (“JetBlue” or the “Company”) are being distributed and made available on or about April 5, 2023.

TIME AND DATE

9:00 a.m., Eastern Daylight Time, on Tuesday, May 16, 2023

PLACE

Online at www.virtualshareholdermeeting.com/jblu2023

ITEMS OF BUSINESS

1.	To elect the eleven directors named in this proxy statement;
2.	To approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay” vote);
3.	To approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation (“say-on-frequency” vote);
4.	To approve an amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan;
5.	To approve an amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan;
6.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
7.	Such other business as may properly come before the meeting.

ADJOURNMENTS AND POSTPONEMENTS

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

RECORD DATE

You are entitled to vote only if you were a JetBlue stockholder as of the close of business on March 21, 2023.

By order of the Board of Directors

Brandon Nelson

General Counsel and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2023

The notice of annual meeting, the proxy statement and our 2022 annual report on Form 10-K are available on our website at http://investor.jetblue.com. Additionally, in accordance with the Securities and Exchange Commission rules, you may access our proxy materials at www.proxyvote.com.

VOTE IN ADVANCE OF THE MEETING:
If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.	BY INTERNET Vote your shares at www.proxyvote.com Have your Notice of Internet Availability or proxy card in hand for the 16-digit control number needed to vote.	BY TELEPHONE Call 1-800-690-6903 (toll-free) Have your Notice of Internet Availability or proxy card in hand for the 16-digit control number needed to vote.	BY MAIL
Sign, date and return the enclosed
proxy card or voting instruction form
If your shares are held in the name
of a broker, bank or other holder of
record, follow the voting instructions
you receive from the holder of
record to vote your shares.

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VOTING

Your vote is very important. Regardless of whether you plan to attend the virtual annual meeting, we hope you will vote as soon as possible. You may vote your shares over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. In addition, stockholders of record and beneficial owners will be able to vote their shares electronically during the annual meeting. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers About the Annual Meeting and Voting beginning on page 93 of the proxy statement.

VIRTUAL MEETING ADMISSION

Stockholders of record as of March 21, 2023, will be able to participate in the virtual annual meeting by visiting our annual meeting website www.virtualshareholdermeeting.com/jblu2023.

To participate in the 2023 virtual annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

The 2023 virtual annual meeting will begin promptly at 9:00 a.m., Eastern Daylight Time, on May 16, 2023. Online check-in will begin at 8:50 a.m., Eastern Daylight Time. Please allow ample time for the online check-in procedures.

ANNUAL MEETING WEBSITE AND PRE-MEETING PORTAL

We believe the online format for the 2023 annual meeting allows us to communicate more effectively with you. Stockholders can access our pre-meeting portal, where you can submit questions in advance of the annual meeting, by visiting our annual meeting website at www.proxyvote.com and logging in with your 16-digit control number. Stockholders can also access copies of our proxy statement and 2022 Annual Report on Form 10-K at the annual meeting website.

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PROXY STATEMENT SUMMARY

THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION YOU SHOULD CONSIDER. PLEASE READ THE ENTIRE PROXY STATEMENT CAREFULLY BEFORE YOU VOTE.

Annual Stockholders Meeting (see pages 3-4)

Date	Time	Place
May 16, 2023	9:00 a.m. (Eastern Daylight Time)	Via the Internet at www.virtualshareholdermeeting.com/jblu2023

Record Date: March 21, 2023

Mailing Date: This proxy statement was first mailed to stockholders on or about April 5, 2023

Meeting Agenda: The virtual annual meeting will cover the proposals listed under voting matters and vote recommendations below, and any other business that may properly come before the meeting.

Voting: Stockholders as of the record date are entitled to vote. Each share of common stock of JetBlue Airways Corporation (“JetBlue” or the “Company”) is entitled to one vote for each director nominee and one vote for each of the proposals.

Stock Symbol: JBLU

Exchange: Nasdaq

Common Stock Outstanding as of Record Date: 327,900,847

Registrar & Transfer Agent: Computershare Trust Company, N.A.

State of Incorporation: Delaware

Corporate Headquarters: 27-01 Queens Plaza North, Long Island City, NY 11101

Corporate Website: www.jetblue.com

Investor Relations Website: http://investor.jetblue.com

Voting Matters and Vote Recommendations

Proposals		Board Recommends	Reasons for Recommendation	See Page
1.	To elect eleven directors named in the proxy statement	Vote FOR	The Board of Directors (the “Board”) and its Governance and Nominating Committee believe each of the eleven director nominees possess the skills and experience to effectively monitor performance, provide oversight and advise leadership on the Company’s long-term strategy.	31
2.	To approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay” vote)	Vote FOR	Our executive compensation programs demonstrate the execution of our pay for performance philosophy.	40
3.	To approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation (“say-on-frequency” vote)	Vote ONE YEAR	The Board believes that an advisory vote on the compensation of our named executive officers that occurs every year is the most appropriate option.	41
4.	To approve an amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan	Vote FOR	The Board believes having the stockholders approve an amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan is in the Company’s best interests.	72

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Proposals		Board Recommends	Reasons for Recommendation	See Page
5.	To approve an amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan	Vote FOR	The Board believes having the stockholders approve an amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan is in the Company’s best interests.	78
6.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	Vote FOR	Based on the Audit Committee’s assessment of EY’s qualifications and performance, the Board and the Audit Committee believe EY’s retention for fiscal year 2023 is in the best interests of the Company.	88

HOW DO I VOTE?
BY INTERNET Vote your shares at www.proxyvote.com Have your Notice of Internet Availability or proxy card in hand for the 16-digit control number needed to vote.	BY TELEPHONE Call 1-800-690-6903 (toll-free) Have your Notice of Internet Availability or proxy card in hand for the 16-digit control number needed to vote.	BY MAIL
Sign, date and return the enclosed
proxy card or voting instruction form
If your shares are held in the name
of a broker, bank or other holder of
record, follow the voting instructions
you receive from the holder of record
	to vote your shares.	AT THE MEETING Vote online during the meeting See p. 93 “Questions and Answers About the Annual Meeting” for details about voting at the meeting.

Our Director Nominees

				Other Public Boards	Committee Memberships*
Name	Age	Director since	Independent		Audit	Comp	Airline Safety	G&N	ESG Subcommittee	Finance	Technology
B. Ben Baldanza	61	2018	Y	1
Peter Boneparth Independent Board Chair	63	2008	Y	1
Monte Ford	63	2021	Y	3
Robin Hayes	56	2015	N	1
Ellen Jewett	64	2011	Y	1
Robert Leduc	67	2020	Y	2
Teri McClure	59	2019	Y	3
Nik Mittal	51	2022	Y	–
Sarah Robb O’Hagan	50	2018	Y	–
Vivek Sharma	48	2019	Y	–
Thomas Winkelmann	63	2013	Y	–
Chair
Member
Financial Expert
*	Memberships as of the 2023 annual meeting.

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BUSINESS OVERVIEW

How Did We Do in 2022?

2022 Financial and Operational Performance

JetBlue Airways Corporation, or JetBlue, is New York’s Hometown Airline®. As of December 31, 2022, JetBlue served over 100 destinations across the United States, the Caribbean and Latin America, Canada, and England. We are focused on delivering solid results for our stockholders, our customers, and our crewmembers. Although the COVID-19 pandemic, and specifically the spread of the Omicron variant, temporarily decelerated the demand for travel in early 2022, customer confidence continued to grow over the course of the year, resulting in our return to profitability in the second half of 2022.

Our 2022 full-year results were as follows:

(1)	Excludes special items and (loss) gain on equity investment.
(2)	Cost per available seat mile, excluding fuel and related taxes, other non-airline operating expenses, and special items.
*	Non-GAAP financial measure.

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2022 Highlights

Our Business

Some of the 2022 highlights include:

■	Returned to profitability in the second half of 2022 with revenue growth at record levels, combined with an acute focus on maintaining an optimal low-cost structure.
■	Added flights in New York and Boston as the Northeast Alliance (“NEA”) continues to bring low fares and great service to more communities, and boost competition in the region.
■	Continued ramping up our transatlantic franchise to five daily flights between the Northeast and London, and announced new service to Paris.
■	Became the anchor tenant at Orlando International Airport’s new Terminal C, moved operations at LaGuardia Airport into the new, world-class Terminal B, and signed an agreement to become a minority investor in John F. Kennedy International Airport’s Terminal 6.
■	Introduced the new TrueBlue® loyalty program, bringing added value and new perks to a broad set of customers.
■	Continued to lead the industry in sustainability. Announced our validated science-based emissions reduction target, with a plan that would effectively reduce our per-seat emissions in half by 2035 from 2019 levels. Also announced a new agreement with Fidelis New Energy to supply 92 million gallons of sustainable aviation fuel (“SAF”) over a five-year term with a target start date of 2025, bringing meaningful progress toward our goal to convert 10% of our jet fuel to SAF by 2030.
■	Recognized by “The Points Guy” with an Editors’ Choice Award for Best Economy Class in the world and by “Business Traveler USA” as Best Budget Airline.
■	Acceleration of the E190 retirement schedule, pulling it forward by over a year to mid 2025 versus prior plans to exit the fleet by year-end 2026, expediting the transition towards Airbus A220 aircraft (“Aircraft A220s”) and fleet modernization plans.

Customers and Crewmembers

In response to the COVID-19 pandemic, in 2022 we continued to prioritize the safety of our crewmembers while supporting the needs of our operations. We faced challenges in early 2022 due to the spread of the Omicron variant, staffing ramp up, weather events, and air traffic delays. To address these challenges, we responded with schedule reduction, increased hiring efforts, and continued operational investments.

Preparing for Recovery

As the COVID-19 pandemic continues to evolve, in 2022 we took a number of steps to position the Company for recovery, such as:

■	Launching a new plan to manage our costs for 2023 and beyond, focused on cross-functional costs and applying best practices with respect to operational and planning efficiencies.
■	Strengthening our balance sheet by maintaining a healthy cash balance and by paying down a significant amount of debt.
■	Continuing to build-out our NEA, including the announcement of five new BlueCities and 10 new routes.

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JETBLUE’S APPROACH TO ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

JetBlue’s mission is to Inspire Humanity. We have safeguarded our values of Safety, Caring, Integrity, Passion and Fun since our first flight. We view robust oversight of Environmental Social and Governance (“ESG”) matters as critical to ensuring our long-term growth, sustainability and success. We focus our efforts where we can have the most positive impact on our business and the communities we serve, including issues related to climate change and environmental sustainability, culture and human capital. Recognizing that ESG is a continuous improvement journey, JetBlue seeks to minimize material risks while maximizing opportunities through trend evaluation, transparent reporting, ambitious target-setting and following through with clear actions and strategy. As a reflection of the importance of these matters, our Governance and Nominating Committee oversees responsibility for ESG initiatives and reporting. We have more information about our efforts in these areas on our website at https://ir.jetblue.com/financials/annual-reports/.

Our Environmental Strategy and ESG Goals

JetBlue has a long history of leading the aviation industry in mitigating climate risk and reducing emissions associated with its operation. We continue our focus on reducing the environmental impact of our operations, setting the ambition to “decarbonize our business” as one of our key company-wide strategic priorities and integrating key emissions-reduction metrics and milestones within our business-wide key performance indicators. With our science-based target approved in 2022 by the Science Based Targets initiative (“SBTi”), JetBlue commits to reducing well-to-wake (lifecycle) scope 1 and 3 greenhouse gas (“GHG”) emissions related to jet fuel by 50% per revenue ton kilometer (“RTK”) by 2035 from a 2019 base year. JetBlue’s most aggressive near-term emissions reduction target to date, this science-based target aligns with the goals of the Paris Agreement and the growing airline’s own goal to reach net zero carbon emissions by 2040—10 years ahead of broader airline industry targets.

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As we look forward, we are pleased to reaffirm our comprehensive short- and medium-term ESG targets that help us to achieve our long-term goals, some of which we have already achieved:

Environmental	Social	Governance
Emissions	Leadership Diversity	Board ESG Oversight
■

Achieve net zero carbon emissions by 2040, including offsets.

■

Reduce aircraft emissions by 25% per available seat mile (“ASM”) by 2030 from 2015 levels, excluding offsets.

■

Reduce well-to-wake (lifecycle) scope one and three GHG emissions related to jet fuel by 50% per RTK by 2035 from a 2019 base year (science based target, validated 2022 by SBTi).

Renewable Energy

■

Convert 10% of jet fuel to be from SAF by 2030.

■

Convert 40% of three most common owned ground service equipment types to electric by 2025, and 50% by 2030.

Waste

■

Eliminate single-use plastics within food service ware where possible. Where not possible, ensure plastic is recyclable.

■

Maintain at least an 80% recycling rate for audited domestic flights.

■

Double our race and ethnic minority representation at the officer and director level, from 12.5% to 25% by 2025.

■

Increase our female representation at the officer and director level, from 32% to 40% by the end of 2025.

Business Partner Engagement

■

Engage with 80% of top active business partners by spend on ESG principles within the Business Partner Code of Conduct by 2023.

■

An ESG subcommittee of the Board, consisting of at least three members, meets at least three times a year by 2021 (achieved and ongoing).

■

Board-level accountability and areas of ESG oversight published by 2021 (achieved).

Board ESG Fluency

■

Integrate ESG and diversity, equity and inclusion (“DEI”) into Board member selection process by 2021 (achieved).

Executive Compensation

■

Establish ESG goals tied to senior leadership compensation by 2021 (achieved and ongoing).

Charting a Path to Net Zero

JetBlue further illustrates its path to achieving its 2035 and net zero goals and contributing factors with its JetBlue Projected Emissions Reduction Pathway. SAF is expected to be the key contributor to large-scale lifecycle emissions reduction, which is highly dependent on availability and costs of supply. Advancements in aircraft technology and fuel efficiency represent the second most significant opportunity for emissions reduction. This includes efficiencies from the airline’s transition to newer and more advanced aircraft, the incremental improvements for aircraft delivered in subsequent years, as well as the potential for broader efficiency improvements for next generation aircraft yet to be developed, but anticipated to be commercially available by the late 2030s or early 2040s. Procedural optimization via Air Traffic Control (“ATC”) modernization led by the Federal Aviation Administration (“FAA”) and fine-tuning of the airline’s own operations will also significantly contribute to further emissions reductions. Finally, investing in high-quality carbon removals and offsets is expected to play a role in addressing emissions the airline is unable to avoid. JetBlue is committed to prioritizing the lower-carbon solutions within its operation first, to drive down the need for carbon credits as much as possible.

We identify six key levers that will play a role in reducing the emissions associated with our operation and helping us achieve our climate commitments:

Aircraft Efficiency. Our investments in new next generation aircraft are expected to increase fuel efficiency and reduce costs. JetBlue continues to take delivery of Airbus A220s, reducing emissions by up to 35% per seat compared to the aircraft they are replacing. To support fuel efficiency and cost goals, JetBlue is accelerating the retirement of its E190 fleet, with the final E190 aircraft scheduled to exit the fleet in 2025.

Fuel Optimization. We continuously fine-tune our operation to ensure adherence to fuel savings procedures. We operate a cross-functional team that reviews, analyzes, and implements new fuel-savings opportunities across our operation and multiple workgroups.

Sustainable Aviation Fuel. We are regularly flying with SAF on our existing aircraft, which reduces lifecycle emissions by up to 80% per gallon before being blended with conventional fuel. We view the adoption of SAF as the most promising means for us to rapidly and directly reduce emissions in the aviation industry and drive

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us towards a net-zero operation. JetBlue is the only U.S. carrier today to be flying regular domestic flights with supply from the two currently commercially available SAF producers (Neste and World Energy) while supporting a portfolio of emerging suppliers with significant commitments. As of December 2022, JetBlue had five public and active SAF partners for current and future supply, supporting our target to convert 10% of our jet fuel usage to SAF by 2030.

Electric Ground Operations. Where feasible, we are converting our Ground Service Equipment (“GSE”) to electric and maximizing electric ground power and air systems for our aircraft to minimize our fuel use and emissions on the ramp. We are committed to converting 40% of our GSE to electric by 2025, and 50% by 2030.

Technology Partnerships. We are committed to playing an active role in advancing the future of sustainable aviation technologies. Through our subsidiary, JetBlue Ventures (“JBV”), we support and invest in alternative energy aircraft technologies, such as those developing electric- and hydrogen-fueled aircraft. Together, we plan to invest in and facilitate the development of emerging technologies to decarbonize aviation.

Carbon Offsetting. Since first setting the airline’s path to net zero, JetBlue has maintained its stance that carbon offsetting is a bridge solution toward greater sustainability efforts that directly reduce air travel emissions. JetBlue is proud to have voluntarily offset more than 11 million metric tons of CO2 emissions through December 31, 2022, including providing domestic and transatlantic carbon neutral flights for all customers from June 2020 to 2022. As lower-carbon solutions within the airline’s operations are made more readily available, the use of carbon offsets was always intended to decrease. While JetBlue still strongly believes there is a role for high-quality carbon offsetting solutions, the airline has elected to not continue its voluntary carbon offsetting of domestic flights into 2023. Instead, it will reallocate its offsetting spending into operational investments that align with its science-based target, as well as evolve its offsetting strategy to support a curated list of primarily nature-based projects in and around the destinations the airline serves.

Our Progress

In 2022, we announced a science-based target approved by the SBTi and became the first U.S. airline to regularly fly on SAF from domestically available SAF producers.

Also in 2022, in recognition of the elevated importance and cross functional nature of decarbonizing our business, we formed a dedicated Sustainability Task Force to oversee and ensure the progression of all decarbonization efforts, co-chaired by our CEO and Head of Sustainability and ESG.

SUSTAINABILITY TASK FORCE

Fleet	Air Traffic Control Modernization	Fuel Optimization	Sustainable Aviation Fuel	Alternative Energy Aircraft and Technology	Electric Ground Operations	Offsetting	Communications and Messaging

Governance

We believe that strong corporate governance, informed by engagement directly with our stakeholders, creates the foundation that allows us to pursue our mission.

We recognize that ESG issues touch all parts of our business. To ensure we are appropriately identifying and managing potential ESG-related risks and opportunities, such as the risks associated with climate change, we have incorporated ESG considerations into our core business functions, including those of our Board. In 2019, we formed our ESG Subcommittee to the Governance and Nominating Committee, which advises the Board and management on ESG matters. In 2022, the ESG Subcommittee met three times to discuss ESG topics most material to JetBlue. The ESG Subcommittee is also responsible for the Board’s oversight of ESG matters, identification of material ESG issues, and ensuring progress on ESG targets and metrics. ESG oversight extends across nearly all committees of the Board.

Additionally, the Sustainability Task Force holds monthly meetings which are co-chaired by the CEO and Head of Sustainability and ESG, and the senior leadership team attends regularly. These meetings complement quarterly ESG updates to the entire senior leadership team.

Further, our dedicated Sustainability and ESG team is responsible for overseeing the efforts of the business, and apprising the Board and leadership of risks and opportunities when developing strategy, performance, and budgets. Our Sustainability and ESG team leads risk and opportunity assessment efforts across a

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broad range of ESG topics on an ongoing basis, and discusses these topics with the General Counsel & Corporate Secretary. Areas of risk that the Sustainability and ESG team and General Counsel & Corporate Secretary evaluate as possibly material are escalated to the Enterprise Risk Management Program, which liaises with the relevant business functions to propose, assess, and implement actions to mitigate the risks.

We additionally have a goal of increasing ESG fluency at the Board level, as well as integrating ESG and DEI awareness and education in the Board member selection process. We have also incorporated our ESG goals into our executive compensation structure. Specifically, we developed an ESG index that measures leadership payouts based on percent reduction in JetBlue’s emissions, volume of SAF, spend toward underrepresented business partners and a more diverse slate of officers and directors.

Board ESG Areas of Risk Oversight

Full Board Responsibilities
Awareness of the JetBlue ESG strategy
Ensure ESG competency and fluency of the Board

Committee
Areas of Risk Oversight		ESG	Governance & Nominating	Audit	Compensation	Airline Safety
Governance	ESG risk assessment and response
Executive compensation tied to ESG metrics
Supply Chain	Supplier engagement with ESG matters
Human Capital	Workforce diversity, equity and inclusion
Integration of ESG competency within executive succession planning
Talent management and leadership development
Physical & Reputational	Environmental management, including emissions and waste management
Regulatory	Risks and opportunities relating to ESG reporting and regulations

Community Partnerships

JetBlue, along with our venture capital subsidiary JBV, formed the Aviation Climate Taskforce with nine other airlines and the Boston Consulting Group. Together, we plan to invest in and facilitate the development of emerging technologies to decarbonize aviation. This work supplements JBV’s investments in technologies that will help decarbonize aviation, including Universal Hydrogen and Joby Aviation.

We also are committed to addressing GHG emissions from our flights and we strive to empower and inspire our customers and crewmembers to take measures such as offsetting GHG emissions when they fly. Communities and their environments are inherently connected, which is why we include environmental programs in our community engagement efforts. GreenUp is JetBlue’s annual campaign to support local environmental nonprofits and create customer engagement around preserving the environment.

Transparency and Reporting

We are committed to providing comprehensive, regular and transparent disclosures about our ESG targets, progress and oversight, as well as risks and opportunities that are most material to our stakeholders. Since 2006, we have shared our ESG efforts and impacts, including through our annual ESG report. We disclose these efforts and impacts in accordance with the frameworks of the Taskforce for Climate-Related Financial Disclosures (“TCFD”), the Sustainability Accounting Standards Board (“SASB”) and the Global Reporting Initiative (“GRI”).

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Human Capital Management

We believe our success depends on our crewmembers delivering the JetBlue Experience in the sky and on the ground. One of our competitive strengths is a service-oriented culture grounded in our five key values: safety, caring, integrity, passion, and fun. We believe a highly productive and engaged workforce enhances customer loyalty. Our goal is to hire, train, and retain a diverse workforce of caring, passionate, fun, and friendly people who share our mission to Inspire Humanity.

As we prepared to return our operations to pre-pandemic levels, our average number of full-time equivalent crewmembers increased by 8%. In addition to external efforts to increase access to technical aviation jobs and to further diversify our talent pipelines, we established multiple new development programs for current JetBlue crewmembers which focus on removing industry-wide career barriers, including for individuals who come from underrepresented communities.

Accident and Safety Management

For 20 years, JetBlue has raised the bar and set new standards in the industry—both in the air and on the ground. To stay ahead of potential safety issues, we have developed a formal process for analyzing, assessing, and mitigating safety risks. Through this Safety Risk Management (“SRM”) process, an FAA-required organizational approach to managing safety risk and implementing effective safety-risk controls, we evaluate the probability and severity of adverse safety outcomes and determine the resources needed to prevent or mitigate them. This has led to the creation of our best-in-class safety programs, including our Safety from the Ground Up program. Additional information on our best-in-class safety programs can be found in our 2021 ESG Report.

Our executive leadership team pilots our Safety Review Board, where they are responsible for company-wide safety decisions, risk acceptance and supervising seven operational Risk Working Groups (“RWGs”). The RWGs focus on flight operations, airports, system operations, technical operations, inflight operations and customer support. RWGs also regularly review risk acceptance, validating the efficacy of mitigation and prevention strategies.

Training and Development

At JetBlue, our dream is for our crewmembers to soar to new heights in their careers. We first introduce our culture to new crewmembers during the screening process and then at an extensive new hire orientation program at JetBlue University, our training center in Orlando. Orientation focuses on the JetBlue strategy and emphasizes the importance of customer service, productivity, and cost control. We provide continuous training for our crewmembers including technical training, various leadership training programs, and regular customer service team training focused on the safety value and front line. In addition to our JetBlue Gateways Programs, a suite of industry-leading career development programs that provides an opportunity for both crewmembers and external applicants to pursue a path to becoming a pilot or maintenance technician, we deploy our Principles of Leadership courses to onboard new leaders with the training they need to succeed in their careers, including how to apply JetBlue’s values through their positions.

Diversity, Equity and Inclusion

We cultivate and measure the diversity of our workforce and leadership teams, recognizing that diversity supports enhanced organizational decision-making. Thematically, diversity, equity and inclusion falls under the social focus of ESG. The work itself is done cross functionally over multiple teams, including through our People Department (which is how we refer to human resources), Strategic Sourcing Department and Brand/Marketing Department. We have ongoing programs to encourage a diverse talent pipeline for technical and leadership roles. Oversight of our DEI work is done through our DEI Steering Committee, a collection of business unit leaders committed to our DEI goals. The Steering Committee is managed by the JetBlue DEI team.

The DEI Steering Committee meets quarterly to report on progress and find areas of collaboration across business units. A DEI Steering Committee was also formed within the Marketing department to monitor the brand’s advancements toward greater customer inclusion.

We are taking measured and organic steps toward building a leadership pipeline that is reflective of our crewmember and customer base.

We are committed to fighting racial injustices and eliminating barriers through our Diversity, Equity and Inclusion strategy designed to support underrepresented communities.

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Some of our efforts in this context include:

■	Developing DEI training unique to JetBlue crewmembers around cultural competency, bias and sensitivity. In 2022, we implemented an inclusion module in our new manager leadership training. We also expanded our DEI training to include JetBlue University instructors and Airport Supervisors.

■	Expanded our diversity recruitment initiatives to ensure a diverse slate of candidates during the interview and hiring process. In 2022, 70.4% of officer and director interviews featured a diverse slate of candidates.

■	Expanded opportunities for minority and women-owned business partners by including at least one diverse business partner in all RFPs when possible.

■	Continuing our work with our Ops to Support Center Pathways Program and Gateway Direct Programs to create opportunities for our crewmembers to develop and grow at JetBlue. In 2022, our first cohort of Pathways associates completed their rotation.

■	Continuing our dedication to the growth and development of our Crewmember Resource Groups as stewards of our culture. Blueabilities, our newest CRG launched in 2022, creates a safe space for people with disabilities and allies of the community.

■	Investing in students from underrepresented communities through the JetBlue Foundation to help increase access, reduce the barriers to entry and create educational and employment opportunities in the aviation industry.

Through JetBlue’s products, services, branded words and actions, we strive to build emotional connections and make diverse crewmember and customer segments feel psychologically safe, included and represented.

Data Privacy & Information Security

In the current environment, there are numerous and evolving risks to cybersecurity and privacy, including criminal hackers, hacktivists, state sponsored intrusions, industrial espionage, employee malfeasance, and human or technological error. The secure maintenance and transmission of customer and crewmember information is a critical element of our operations. JetBlue has increased cybersecurity spending in a way that directly addresses (or is equitable to) the security risk of the airline and transportation sector at large.

We doubled the number of professionals dedicated to cyber security, built out a Threat Intelligence team, and added business partners who bring modern solutions to the problem of criminality today. These new team members and solutions are driven by our understanding of cyber risk today. This understanding now comes from information-sharing groups who disclose activities of threat actors (Who), their motivations (Why), and the technical actions and patterns these groups follow (How).

Corporate Social Responsibility

JetBlue For Good

JetBlue For Good is JetBlue’s platform for social impact and corporate responsibility. Giving back is part of JetBlue’s DNA and is core to our mission of inspiring humanity. Centered around volunteerism and service, JetBlue For Good focuses on the areas that are most important to the airline’s customers and crewmembers—community, youth/education and the environment. Combining JetBlue’s corporate efforts with its customers’ and crewmembers’ passions, the common theme is Good—JetBlue For Good.

Youth/Education, Environment & Community-Focused Initiatives

JetBlue’s core programs and partnerships directly impact the areas where its customers and crewmembers live and work by enhancing education and providing access to those who are traditionally underserved. Signature programs include the award-winning Soar with Reading initiative, which provides books to children who need them most.

In 2022, our signature reading program landed in Newark to help the local community avoid the “summer slide”. We also host GreenUp, which allows us to activate projects throughout the network to help support our blue and green spaces. Our partnership with The Great Global Cleanup allowed us and our customers to remove over 300,000 gallons of trash from the environment.

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Finally, JetBlue hosts our annual golf tournament, Swing For Good, which raises funds for education and youth focused non-profits. In 2022 our recipient organizations were World Central Kitchen and The JetBlue Foundation.

Moreover, JetBlue crewmembers have logged approximately 1.3 million volunteer hours since 2011, with over 80,000 hours logged in 2022.

Political Contributions

Recognizing the interest of stockholders in establishing greater transparency about corporate political contributions, we disclose any political contributions to support candidates and ballot measures and how certain of our trade association membership dues are used for political activities in our annual SASB and TCFD reporting. As part of our commitment to transparency, we developed the Political Contributions Policy, which discusses how we engage in the political process. The policy is available on our website at http://investor.jetblue.com.

Human Trafficking

The issue of human trafficking is one that hits close to home in our industry. Victims of this crime are often hidden in plain sight, including on aircraft and in airports. We work with the U.S. Department of Homeland Security and the U.S. Department of Transportation to support the Blue Lightning initiative, a program aimed at stopping human trafficking. We educate our crewmembers on the issue and how to report suspicious activities and established a cross-functional team working group to assess what additional policies and practices we can use to help combat this issue.

Safe Schools

The primary mission of JetBlue’s Safe Schools program is to help protect students and faculty from school-place violence through effective education, preparation, and interactive involvement, with special emphasis on active shooter safety. The program is specifically geared toward students, faculty, and parents in the middle school through college educational range. In this role, JetBlue acts as a conduit to provide valuable school safety and security information as compiled and delivered by various experts in this field.

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CORPORATE GOVERNANCE AT JETBLUE

JetBlue’s mission is to Inspire Humanity. We believe that strong corporate governance that is informed by engaging directly with our stakeholders creates the foundation that allows us to pursue our mission. Corporate governance at JetBlue is designed to promote the long-term interests of our stockholders, maintain internal checks and balances, strengthen leadership accountability, and foster responsible decision making and accountability.

Corporate Governance

The Board of Directors Provides Operational and Strategic Oversight

The Board oversees leadership, business affairs and integrity, works with leadership to determine the Company’s mission and long-term strategy, oversees risk management, performs the annual CEO evaluation, oversees CEO succession planning, and oversees internal controls over financial reporting and the external audit function. In addition, Board committees focus on the following:

Audit	Financial reporting; internal and external audit; cybersecurity, including in support of the Board’s role in oversight of cybersecurity risks; certain other risks not otherwise assigned; legal, regulatory, political contribution and political action committee matters; compliance and business continuity matters
Compensation	Compensation and benefits; succession planning at the officer level, including the CEO (together with the Governance and Nominating Committee); human capital management
Governance and Nominating	Board effectiveness; identifying director nominees; director qualifications; onboarding and continuing education of directors; stockholder engagement; governance framework; CEO succession planning
ESG Subcommittee	Environmental and sustainability initiatives; social and governance issues, including diversity, equity and inclusion
Airline Safety	Operational safety culture; flight operations safety; overview of all aspects of airline safety
Finance	Financial condition; financing activities; capital planning and special projects; budget and related activities
Technology	Relevant emerging and competing technologies; strategic direction and planning for technology and innovation; overall trends in the deployment of technologies in the travel industry

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Leadership Drives Our Strategy and Operations

Led by our CEO, the senior leadership team is responsible for leading the Company towards achieving our mission, establishing and delivering on our strategy, maintaining and inspiring our culture and crewmembers, inspiring and creating an innovative and disruptive customer experience, establishing accountability, and controlling risk. The senior leadership team also aligns our structure, operations, people, policies, and compliance efforts to our mission and strategy. The senior leadership team consists of those leading the operation, the commercial team, as well as those leading central functions like Finance, Legal, IT and People. Members of the senior leadership team meet with the Board regularly, with most attending a Board or committee session at least quarterly, and also interact with our directors outside the boardroom.

Representatives from the Company’s Legal and Government Affairs groups address public policy, regulatory, government affairs, compliance, legal risk, and other issues. The Company’s internal audit function provides objective audit, investigative, and advisory services aimed at providing assurance to senior leadership and the Board that the Company is continuously anticipating, identifying, assessing, and prioritizing risks. Our Tax department reports regularly to the Board. Our Treasury and Infrastructure Development teams, along with others, assists the Board in its governance of major financing and real estate transactions, as applicable. Our Board and its committees also work closely with representatives from the Company’s People department, the ESG and DEI teams, the Cybersecurity team and the IT department. Members of the Board have access to all of our crewmembers outside of Board meetings.

The Board of Directors

Board Structure

Our Board has determined that it is in the best interests of the Company and its stockholders to maintain a separate independent Board Chair and CEO. Our Board believes that our current structure, with an independent Board Chair who is well-versed in the needs of a complex business and has strong, well-defined governance duties, gives our Board a strong independent leadership, risk oversight and corporate governance structure that best serves the needs of JetBlue and its stockholders. Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between leadership and the independent members of our Board. The Board expects to continue to evaluate its leadership structure on an ongoing basis and may make changes as appropriate to leadership for JetBlue and its future needs. Since the Company’s May 2020 annual meeting, Peter Boneparth has served as our independent Board Chair. Mr. Boneparth’s extensive executive and public company experience, along with his long tenure serving on our Board, provide him the skills and expertise to serve in this role. In our independent Board Chair, our CEO has a counterpart who can be a thought partner. We believe this corporate structure also permits the Board to have a healthy dynamic that enables its members to function to the best of their abilities, individually and as a unit.

Independent Board Chair	Independent Board

Key responsibilities of the Board Chair include:

■
Calling meetings of the Board and executive sessions with independent directors.
■
Setting the agenda for Board meetings in consultation with other directors, the CEO, and the Corporate Secretary.
■
Chairing executive sessions of the independent directors.
■
Working with the Chairs of the Compensation Committee and the Governance and Nominating Committee with regard to the annual CEO performance evaluation.
■
Working with the Governance and Nominating Committee to (1) oversee assessments of the Board and its committees and (2) recommend changes to enhance Board, committee and director effectiveness.
■
Engaging with stockholders.
■
Acting as an advisor to the CEO on strategic aspects of the CEO role with regular consultations on major developments and decisions likely to be of interest to the Board.
■
Performing other duties specified in the Corporate Governance Guidelines or as assigned by the Board.
■
Setting and maintaining Board culture.

■
Ten of 11 director nominees are independent – We are committed to maintaining a substantial majority of directors who are independent of the Company and leadership. Except for our CEO Robin Hayes, all directors are independent, including with respect to enhanced independence requirements for members of the Audit Committee and Compensation Committee, as applicable.
■
Quarterly executive sessions of independent directors – At each quarterly Board meeting, the independent directors meet in executive session without Company leadership present. Additional executive sessions are held, as needed.
■
Strategy – The independent directors meet in executive session at an annual strategy meeting.
■
Independent compensation consultant – The compensation consultant retained by the Compensation Committee is independent of the Company and leadership.

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Board Composition

Ensuring the Board is composed of directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds, and effectively represent the long-term interests of stockholders is a top priority of the Board and the Governance and Nominating Committee. The Board and the Governance and Nominating Committee believe that different perspectives are critical to a forward-looking and strategic Board, as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring. When recommending to the Board the slate of director nominees for election at the annual meeting, the Governance and Nominating Committee strives to maintain an appropriate balance of diversity, skills, and tenure on the Board.

BOARD SKILLS AND EXPERIENCE MATRIX

SKILLS AND EXPERIENCE
INTERNATIONAL
AVIATION
CEO
ESG / DEI
FINANCE / CAPITAL
OPERATIONS / LOGISTICS
DIGITAL
HUMAN CAPITAL MANAGEMENT
MARKETING / BRAND
CYBER
SAFETY

The skills and experience categories reflect self-identification by the director-nominees standing for election at the 2023 annual meeting. Information in this chart is presented as of March 2023.

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BOARD DIVERSITY MATRIX

Diversity Self-Identification		Female	Male	Prefer Not to Disclose
Gender		3	6	2
Demographic	African American or Black	1	1	2
	Asian	–	1	–
	White	2	4	–
Person with Disability		–	1	–
		Total Members of the Board: 11

The gender and race/ethnicity categories reflect self-identification by the director-nominees standing for election at the 2023 annual meeting. Information in this chart is presented as of March 2023.

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Board Structure: Committees

To support effective corporate governance, the Board delegates certain responsibilities to its committees, which regularly report on their activities to the Board.

■	Six Standing Committees – Our Board has an Audit Committee, a Compensation Committee, a Governance and Nominating Committee, an Airline Safety Committee, a Finance Committee and a Technology Committee. Each Committee has a charter setting forth its specific responsibilities, which can be found on the investor relations page on our website. The table below provides current membership for each Board Committee. In 2019, our Board established an ESG Subcommittee to the Governance and Nominating Committee, to address specifically Environmental, Social and Governance issues pertinent to our business.
■	Committees Are Independent – Our Audit Committee, Compensation Committee, Governance and Nominating Committee and Finance Committee are composed of exclusively independent directors. Our CEO serves on the Airline Safety Committee and the Technology Committee. The ESG Subcommittee is also composed of independent directors.
■	Regular Committee Executive Sessions of Independent Directors – Members of the Audit Committee, Compensation Committee and Governance and Nominating Committee regularly meet in executive session.
■	Committees Have Authority to Engage Legal Counsel or Other Advisors or Consultants – Each Committee is authorized to retain advisors or consultants as it deems appropriate to carry out its responsibilities.
■	Independent Compensation Consultant – The Compensation Committee retains Pay Governance LLC (“Pay Governance”) to advise on marketplace trends in executive compensation, leadership proposals for compensation programs, and executive officer compensation decisions. Pay Governance also evaluates compensation for non-employee directors, our senior leadership team, and equity compensation programs generally. The Compensation Committee consults with Pay Governance about the Compensation Committee’s recommendations to the Board on CEO compensation. Pay Governance is directly accountable to the Compensation Committee. To maintain its independence, Pay Governance does not provide any services for JetBlue other than those described above.
■	The Compensation Committee Consultant Maintains Its Independence – Annually, the Compensation Committee assesses the independence of its compensation consultant considering the following factors:
	–	That the consultant is retained and terminated by, has its compensation fixed by, and reports solely to, the Compensation Committee;
	–	The consultant maintains and adheres to its independence policy to prevent conflicts of interest;
	–	Whether the consultant (or any individual employee of the consultant providing services) owns JetBlue common stock;
	–	That the consultant will not perform any work for Company leadership except at the request of the Compensation Committee Chair and in the capacity as the Compensation Committee’s agent;
	–	Whether the consultant provides any unrelated services or products to the Company, its affiliates, or leadership, except for surveys purchased from the consultant firm;
	–	Whether the consultant (or any individual employee of the consultant providing services) has any business or personal relationship with a Board member or with an executive officer of JetBlue; and
	–	The fees received by the consultant for the JetBlue engagement, as a percentage of the consultant’s annual revenues.
The Compensation Committee believes that Pay Governance has been independent during its engagement as a consultant to the Compensation Committee.

■	Audit Committee Financial Experts – The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The members of the Audit Committee meet the Nasdaq Stock Market (“Nasdaq”) listing standard of financial sophistication and four are “audit committee financial experts” under Securities and Exchange Commission (“SEC”) rules (Mr. Baldanza, Ms. Jewett, Mr. Leduc, and Mr. Mittal).

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Responsibilities

AUDIT
Members*: B. Ben Baldanza (Chair) Monte Ford Ellen Jewett Robert Leduc Nik Mittal Vivek Sharma Meetings held in 2022: 8

Pursuant to its charter, the Audit Committee oversees:

■  the integrity of our financial statements,

■

the appointment, compensation, qualifications, independence and performance of our independent registered public accounting firm,

■  compliance with ethics policies and legal and regulatory requirements,

■  the performance of our internal audit function,

■  our financial reporting process and systems of internal accounting and financial controls, and

■  other items, including risk assessment and compliance.

The Audit Committee is also responsible for review and approval of any related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K. The responsibilities and activities of the Audit Committee are further described in the “Audit Committee Report” set forth elsewhere in this proxy statement and the Audit Committee charter.

Each member of the Audit Committee is an independent director within the meaning of the applicable rules and regulations of the SEC and Nasdaq. The Board has determined that each member of the Audit Committee is financially literate within the meaning of the Nasdaq listing standards. In addition, the Board determined that each of Mr. Baldanza, Ms. Jewett, Mr. Leduc, and Mr. Mittal is an “audit committee financial expert” as defined under applicable SEC rules. The Audit Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities.

The charter of the Audit Committee is available on our website at http://investor.jetblue.com.

COMPENSATION
Members*: Teri McClure (Chair) Peter Boneparth Sarah Robb O’Hagan Thomas Winkelmann Meetings held in 2022: 6

Pursuant to its charter, the Compensation Committee is responsible for:

■

determining our compensation policies and the level and forms of compensation provided to our Board members and executive officers (as discussed more fully under “Compensation Discussion and Analysis” beginning on page 42 of this proxy statement),

■  evaluating the performance of our named executive officers,

■  assessing and mitigating risks associated with our compensation plans,

■  reviewing and recommending to the Board compensation for our non-employee directors,

■  reviewing and approving stock-based compensation for our directors, officers and crewmembers,

■  overseeing the administration of our 2020 Omnibus Equity Incentive Plan (“Omnibus Plan”) and 2020 Crewmember Stock Purchase Plan and predecessor or successor plans, and

■  preparing and recommending to the full Board for inclusion in this proxy statement a Compensation Committee report.

The Compensation Committee is authorized to retain and terminate compensation consultants, legal counsel or other advisors to the Committee and to approve the engagement of any such consultant, counsel or advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such consultant retained by the Committee. Each Committee member is an independent director within the meaning of the applicable Nasdaq rules, including the enhanced independence requirements applicable to members of compensation committees. The Compensation Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities.

The charter of the Compensation Committee is available on our website at http://investor.jetblue.com.

*	Memberships as of the 2023 Annual Meeting.

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GOVERNANCE AND NOMINATING
Members*: Ellen Jewett (Chair) Peter Boneparth Teri McClure Thomas Winkelmann Meetings held in 2022: 4

Pursuant to its charter, the Governance and Nominating Committee is responsible for:

■

developing our corporate governance policies and procedures, and recommending those policies and procedures to the Board for adoption,

■

making recommendations to the Board regarding the size, structure and functions of the Board and its committees, and identifying and recommending new director nominees in accordance with selection criteria established by the Board,

■

conducting the annual evaluation of the performance of the Board and its committees, ensuring that the Audit, Compensation, and Governance and Nominating Committees of the Board and all other Board committees are composed of qualified directors, developing and recommending a succession plan for the CEO, and

■

developing and recommending corporate governance guidelines, policies and procedures appropriate to the Company.

Each member of the Committee is an independent director within the meaning of the applicable Nasdaq rules. The Governance and Nominating Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities.

The charter of the Governance and Nominating Committee is available on our website at http://investor.jetblue.com.

ESG SUBCOMMITTEE
Members*: Ellen Jewett (Chair) Teri McClure Thomas Winkelmann Meetings held in 2022: 3

Pursuant to its charter, the ESG subcommittee is responsible for:

■

providing leadership to the Board and leadership on environmental and sustainability initiatives, social and governance issues, including diversity, equity and inclusion.

The charter of the ESG subcommittee is available on our website at http://investor.jetblue.com.

AIRLINE SAFETY
Members*: Thomas Winkelmann (Chair) B. Ben Baldanza Robin Hayes Robert Leduc Meetings held in 2022: 4

Pursuant to its charter, the Airline Safety Committee is responsible for:

■  monitoring and review of our flight operations and safety management system and reports to the Board on such topics.

The Airline Safety Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities.

The charter of the Airline Safety Committee is available on our website at http://investor.jetblue.com.

FINANCE
Members*: Peter Boneparth (Chair) B. Ben Baldanza Ellen Jewett Robert Leduc Nik Mittal Meetings held in 2022: 7

Pursuant to its charter, the Finance Committee is responsible for:

■  providing leadership with advice and counsel regarding the Company’s financial condition, financing activities, capital plan and budget and related matters.

The charter of the Finance Committee is available on our website at http://investor.jetblue.com.

TECHNOLOGY COMMITTEE
Members*: Vivek Sharma (Chair) Monte Ford Robin Hayes Sarah Robb O’Hagan Meetings held in 2022: 4

Pursuant to its charter, the Technology Committee is responsible for:

■  reviewing significant emerging and competing technologies relevant to the Company and adjacent industries,

■  considering risks and opportunities of new technology and digital strategies,

■  monitoring overall trends in the deployment of technologies in the travel industry, and

■  reviewing technology and innovation policies.

The charter of the Technology Committee is available on our website at http://investor.jetblue.com.

*	Memberships as of 2023 Annual Meeting.

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Compensation Committee Interlocks and Insider Participation

None of the current members of our Compensation Committee (whose names appear under “Compensation Committee Report”) is, or has ever been, an officer or employee of the Company or any of its subsidiaries. In addition, during the last fiscal year, no executive officer of the Company served as a member of the Board or the compensation committee of any other entity that has one or more executive officers serving on the Board or our Compensation Committee.

Board Oversight

Stockholders elect the Board to oversee leadership of the Company and to serve stockholders’ long-term interests. Leadership is responsible for leading the Company towards achieving our mission, delivering on our strategy, creating our culture, inspiring and creating an innovative customer experience, establishing accountability, and controlling risk. The Board and its committees work closely with leadership to balance and align strategy, risk and other areas while considering feedback from stakeholders. Essential to the Board’s oversight role is a transparent and active dialogue between the Board and its committees, and leadership. To support that dialogue, the Board and its committees have access to, receive presentations from, and conduct regular meetings with the senior leadership team, other business and function leaders, subject matter experts, the Company’s enterprise risk management and internal audit teams, and external experts and advisors.

Through oversight, review, and counsel, our Board works with leadership to establish and promote business goals, organizational objectives, and a strategy that is mindful of how our business affects and is affected by the broader environment.

Board Oversight of Strategy

One of the Board’s primary responsibilities is overseeing leadership’s establishment and execution of the Company’s strategy. As JetBlue continues to innovate along the travel ribbon, the Board works with leadership to respond to a dynamically changing environment. At least quarterly, the CEO, the senior leadership team, and leaders from across JetBlue provide detailed business and strategy updates to the Board. At least annually, the Board conducts an even more in-depth review of the Company’s overall strategy. At all of these reviews, the Board engages with the senior leadership team and other business leaders regarding business objectives, technology updates, the competitive landscape, economic trends, and public policy and regulatory developments. At meetings occurring throughout the year, the Board also assesses the competitive landscape, the Company’s budget and capital plan, and performance for alignment to our strategy. The Board looks to the focused expertise of its committees to inform strategic oversight in their areas of focus.

Board Oversight of Risk

Our Board oversees the management of risk inherent in the operation of the Company’s businesses and the implementation of its strategic plan by relying on several different levels of review.

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In connection with its reviews of the operations of the Company’s business and corporate functions, the Board regularly reviews and addresses the primary and emerging risks associated with those business and corporate functions. The Board also reviews certain entity level type risks, including cybersecurity and diversity, equity and inclusion, and environmental and sustainability risks.

The Board appreciates the rapidly evolving nature of threats presented by cybersecurity incidents and is committed to the prevention, timely detection, and mitigation of the effects of any such incidents on the Company. With respect to cybersecurity, the Board receives regular reports from Company leadership, including updates on the internal and external cybersecurity threat landscape, incident response, assessment and training activities, and relevant legislative, regulatory, and technical developments.

Each of the Board’s committees oversees the management of Company risks that fall within that committee’s areas of responsibility. In performing this function, each committee has full access to and meets with leadership to review known risks and identify emerging risks, as well as the ability to engage advisors and experts. In addition, the Board monitors the ways in which the Company attempts to prudently mitigate risks, to the extent reasonably practicable and consistent with the Company’s long-term strategy.

Since 2020, the Board, through the Governance and Nominating Committee, has reviewed Board and committee functions through an ESG lens and revisited Board and committee level responsibilities for different aspects of ESG. As provided above (see “JetBlue’s Approach to ESG Matters — Governance — Board ESG Areas of Risk Oversight”) the Board has designated certain ESG risks across the ESG Subcommittee and Board committees, while retaining overall awareness, ESG fluency and strategy at the Board level.

The Audit Committee oversees the operation of the Company’s ethics and compliance program. In addition, the Audit Committee oversees the operation of the Company’s enterprise risk management program, including the identification of the primary risks to the Company’s business, such as financial, operational, privacy, cybersecurity, business continuity, legal and regulatory, and reputational risks, and reviews the steps leadership has taken to monitor and control these exposures. The Audit Committee also periodically monitors and evaluates the primary risks associated with particular business units and functions. The Audit Committee may, in its business judgment, escalate certain risks to the Board as a whole. The Company’s Corporate Audit team assists leadership in identifying, evaluating and implementing risk management controls and methodologies to address identified risks. In connection with its risk management role, at each of its meetings, the Audit Committee meets privately with representatives from the Company’s independent registered public accounting firm, the head of Corporate Audit, as it deems appropriate, and may meet with other members of leadership. The Audit Committee provides reports to the Board which describe these activities and related conclusions.

The Compensation Committee assesses, on an annual basis, a review conducted by leadership of the risks presented by the company’s compensation practices and programs to determine if the compensation practices present a risk that could materially adversely affect the Company. The Compensation Committee believes that for the substantial majority of our crewmembers, the incentive for risk-taking is low, because their compensation consists largely of fixed cash salary and a cash bonus that has a capped payout. Furthermore, the majority of these crewmembers do not have the authority to take action on our behalf that could expose us to significant business risks.

Compensation Risk Analysis

In early 2023, the Compensation Committee reviewed the 2022 cash and equity incentive programs for senior leaders and concluded that certain aspects of the programs reduce the likelihood of excessive risk taking. These aspects include (i) the use of long-term equity awards to create incentives for senior leaders to promote long-term growth of the Company, (ii) our clawback policy, (iii) limiting the incentive to take excessive risk for short-term gains by imposing caps on annual cash incentive awards, and (iv) vesting the Compensation Committee with authority to exercise discretion to reduce payouts under our annual cash incentive awards program. In addition, in 2020 and 2021, the Company received federal pandemic support in the form of monies from the U.S. government under the CARES Act, the Consolidated Appropriations Act and the American Rescue Plan, which restricted certain officer compensation.

For these reasons, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

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Stockholder Interests

Stock Retention and Ownership Guidelines

We believe that directors and executive officers should have a significant financial stake in JetBlue to further align their interests with the interests of our stockholders, thus we have established robust stock ownership and retention guidelines for our directors and executive officers. Our non-employee directors are required to hold 5x the annual cash retainer, or $400,000, in JetBlue equity until their retirement or separation from our Board. Beginning in 2020, directors were afforded the opportunity to select to receive their annual equity compensation award as either restricted stock units (“RSUs”) with a one year vesting period or as deferred stock units (“DSUs”) also with a one year vest. Director DSUs, once vested, are deferred until the director’s departure from JetBlue. These director DSUs are settled as common stock six months following a director’s separation from the Board. The holding requirements for non-employee directors may be satisfied by holding common stock, vested and unvested RSUs and vested and unvested DSUs. As of December 31, 2022, all of our non-employee directors met or exceeded our stock ownership guidelines, or were within the requisite time period since first becoming a director to acquire the applicable level of ownership, in accordance with our policy.

For 2022, our leaders had the following holding requirements: 6x base salary for our CEO and 2x base salary for our other executives. The policy has post-tax vesting holding requirements to provide executives with some liquidity options while they are on track to meet the guidelines. The holding requirements for executives may be satisfied by holding common stock, and vested and unvested RSUs. As of December 2022, all of our NEOs met or exceeded our stock ownership guidelines, or were within the requisite time period since first becoming subject to the guidelines to acquire the applicable level of ownership, in accordance with our policy. Our compensation restrictions related to our U.S. government support arising under the COVID-19 pandemic (see – Government Support: The CARES Act, the Consolidated Appropriations Act and the American Rescue Plan), may affect our executives’ compliance with the policy in the future. We continuously monitor our directors’ and executives’ compliance with the stock ownership guidelines, and may revise the guidelines from time to time.

Compensation Clawback

Our Board adopted a policy, often referred to as a clawback policy, which requires reimbursement of all or a portion of any bonus, incentive payment, or equity-based award granted to or received by any executive officer and certain other officers after January 1, 2010 where: (a) the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement, (b) in the Board’s view the executive engaged in willful misconduct that caused or partially caused the need for the restatement, and (c) a lower payment would have been made to the executive based upon the restated financial results.

Hedging and Pledging Practices

Our Insider Trading Policy prohibits hedging and pledging of our securities by all JetBlue insiders.

We Have Advanced Stockholder Rights

Majority Voting in Uncontested Director Elections

In an uncontested election, directors are elected by the majority of votes cast.

Pursuant to our Amended and Restated Bylaws (“Bylaws”), the Board will not nominate for election as director any nominee who has not agreed to tender, promptly following the annual meeting at which he or she is elected as director, an irrevocable resignation that will be effective upon the failure to receive the required number of votes for reelection at the next annual meeting of stockholders at which he or she faces reelection and acceptance of such resignation by the Board.

If a nominee fails to receive the required number of votes for reelection, the Board (excluding the director in question) may either accept such director’s resignation or disclose its reasons for not doing so in a report filed with the SEC within 90 days of the certification of election results.

Annual Elections

All directors are elected annually. JetBlue does not have a classified board.

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Proxy Access

We have a market standard “Proxy Access” bylaw that permits eligible stockholders to nominate candidates for election to the JetBlue Board. To be eligible to nominate candidates to be included in the Company’s proxy statement and ballot, stockholders must meet certain requirements.

PROXY ACCESS

Stockholders holding at least

3% of our common stock
held by up to 20 stockholders

Holding the shares continuously for at least

3 years

Can nominate the greater of two candidates or
20% of the Board

for election at an annual stockholders’ meeting if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws

Right to Call a Special Meeting

Our stockholders who hold 20% ownership in our Company’s common stock have the right to request the Company call a special meeting.

The right of stockholders to request that the Company call special meetings is also subject to the notice, information and other requirements and limitations set forth in our Bylaws. If a requesting stockholder does not comply with the requirements and conditions provided in the Bylaws, a special meeting request by that stockholder will be invalid. Likewise, requests to call a special meeting to vote on matters recently voted on by stockholders or that will be considered by stockholders imminently at an upcoming meeting of stockholders will not be permitted. The requirements described above are important to, among other things, avoid duplicative and unnecessary special meetings regarding matters recently considered by stockholders or that stockholders will imminently consider at an upcoming stockholder meeting.

Right to Act by Written Consent

Our stockholders who hold at least 25% of outstanding shares of the Company’s stock may request that the Board set a record date to determine the stockholders entitled to act by written consent. To provide transparency, stockholders requesting action by written consent must provide the Company with certain information and representations including, but not limited to, the applicable information and representations currently required of any Company stockholder seeking to bring a nomination or other business before a meeting of stockholders pursuant to the advance notice provisions contained in the Company’s Bylaws.

Director Onboarding and Education

Directors Receive Robust Orientation and Continuing Education Resources

■	Director orientation – Our director orientation program familiarizes new directors with JetBlue’s business, operations, strategies and policies, and assists them in developing Company and industry knowledge to optimize their service on the Board. As we add new Board members, we continue to solicit our Board members’ post-orientation feedback to improve our director orientation program.
The enhanced orientation process includes directors going to our orientation classes for new crewmembers and “shadowing” certain operational leaders to help them appreciate the industry’s complexities. The Board works with leadership on an ongoing basis to continue to enhance and improve the orientation program.
■	Continuing education – We provide our directors with educational opportunities to enhance the skills and knowledge they use to perform their responsibilities, including a membership with the National Association of Corporate Directors. These programs may include internally developed materials and presentations, programs presented by third parties, and financial and administrative support to attend qualifying academic or other independent programs. Additionally, we provide quarterly briefings to the Governance and Nominating Committee about ongoing and new developments in governance, compliance and Delaware law.

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Evaluation Components – Board, Committees, Directors

Under the leadership of the committee Chair, the Governance and Nominating Committee oversees the Board’s annual self-evaluation process focused on three components: (1) the Board, (2) Board committees and (3) the Board chair. In addition, the Governance and Nominating Committee regularly discusses Board composition and effectiveness during its committee meetings.

For 2022, to continue to enhance its processes, the Board performed a robust self-evaluation, involving individual interviews and feedback provided to the Chair of the Governance and Nominating Committee. The Chair then provided the Board with themes and areas of opportunity for the Board to discuss as a whole and to consider in the future. This process generated meaningful comments and engaged discussion at all levels of the Board, including with respect to Board and committee composition, Board meeting structure and content, Company internal controls and compliance and leadership succession planning and talent.

Our Corporate Governance Framework

Our governance framework is designed to ensure our Board has the necessary skills, expertise, authority and practices in place to review and evaluate leadership and our business operations in an independent manner. Our goal is to align the interests of directors, leadership, stockholders and our other stakeholders, and comply with or exceed the requirements of Nasdaq and applicable law and implement best practices. This framework establishes the practices our Board follows with respect to, among other things, Board composition and director nominations, Board meetings and involvement of senior leadership, director compensation, CEO performance evaluation, leadership succession planning, and Board committees.

Our Corporate Governance Documents
Amended and Restated Certificate of Incorporation	Audit Committee Charter
Amended and Restated Bylaws	Compensation Committee Charter
Corporate Governance Guidelines	Governance and Nominating Committee Charter
JetBlue Code of Conduct	ESG Subcommittee Charter
JetBlue Business Partner Code of Conduct	Airline Safety Committee Charter
JetBlue Code of Ethics	Finance Committee Charter
Policy on Political Contributions	Technology Committee Charter

How to Communicate with Our Board

Stockholders may communicate with our Board by sending correspondence to the JetBlue Board of Directors, c/o Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101. The name of any specific intended director should be noted in the correspondence. Our Corporate Secretary will forward such correspondence to the intended recipient or as directed by such correspondence; however, our Corporate Secretary, prior to forwarding any correspondence, has the authority to disregard any communications he deems to be inappropriate, or to take any other appropriate actions with respect to such inappropriate communication.

The Governance and Nominating Committee approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by stockholders and other interested persons to our Board, as set forth in our Corporate Governance Guidelines.

Any interested party, including any JetBlue crewmember, may make confidential, anonymous submissions regarding questionable accounting or auditing matters or internal accounting controls and may communicate directly with the Board Chair by letter to the above address, marked for the attention of the Chair. Any written communication regarding accounting, internal accounting controls or other financial matters are processed in accordance with procedures adopted by the Audit Committee.

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THE BOARD OF DIRECTORS

Director Nominee Selection Process

The Governance and Nominating Committee is responsible for recommending to the Board a slate of director nominees for election at each annual meeting of stockholders. The Governance and Nominating Committee considers a wide range of factors when assessing potential nominees. This assessment includes a review of the potential nominee’s judgment, experience, independence and understanding of the Company’s business and of the industry in which the Company operates and such other factors as the Committee concludes are pertinent in light of the current needs of the Board based on the Company’s short and longer term strategy. The Board considers diversity of viewpoints, background, race, gender, LGBTQ+ status, ethnicity, experience, accomplishments, education and skills when evaluating nominees. The Governance and Nominating Committee formally engaged an external search firm to assist in identifying potential nominees beginning in 2021 and has emphasized the importance of diversity in its instructions to the search firm. As with any board of directors, the Board’s needs change and develop over time. A potential nominee’s qualifications are evaluated to determine whether the potential nominee meets the qualifications required of all directors as well as the key qualifications and experience required to be represented on the Board, as described above. Further, the Governance and Nominating Committee assesses how each potential nominee would impact the skills, experience, culture and diversity represented on the Board as a whole in the context of the Board’s overall composition and the Company’s current and future needs.

Board Candidate Nomination Process

Candidates may come to the attention of the Governance and Nominating Committee through recommendations from a search firm, current Board members, stockholders, officers, crewmembers or other stakeholders. The Committee applies the same criteria in reviewing all candidates regardless of the source of the recommendation.

Stockholder-Nominated Director Candidates

The Board adopted revisions to our Bylaws, putting into place balanced and market-standard proxy access provisions. We believe that these provisions provide meaningful, effective and accessible proxy access rights to our stockholders, while balancing those benefits against the risk of misuse or abuse by stockholders with special interests that are not shared by all or a significant percentage of our stockholders. Our proxy access provisions permit a stockholder, or a group of up to 20 stockholders, owning continuously 3% or more of the Company’s outstanding common stock for at least three years to nominate and include in the Company’s proxy materials for an annual meeting of stockholders up to 20% of the Board (or if such amount is not a whole number, the closest whole number below 20%, but not less than two directors) if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws.

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Board Membership Criteria

The Board and its Governance and Nominating Committee believe there are general qualifications that all directors must exhibit and other key qualifications and experience that should be represented on the Board as a whole, but not necessarily by each individual director. In addition, the Board conducts interviews of potential director candidates to assess intangible qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

BOARD MEMBERSHIP CRITERIA

Independence

Integrity

Track record of success

Business judgment

Innovative thinking

Diversity

Familiarity with and respect for corporate governance requirements and practices

Ability and willingness to commit sufficient time to the Board

Our Board is composed of a diverse group of leaders in their respective fields. Many of our current directors have leadership experience at major companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Other directors have experience at academic or financial services institutions which we believe brings unique perspectives to the Board. Further, each of our directors has other specific qualifications that make him or her a valuable member of our Board, such as financial literacy, talent and brand management, customer service experience and crewmember relations, as well as other experience that provides insight into issues we face.

In 2021, Nasdaq and the SEC issued a rule requiring disclosure of diversity of board members. Under the rule, most Nasdaq-listed companies must have at least two diverse members of the board by the later of: (i) August 6, 2025; and (ii) the date of the filing of the proxy materials for the annual stockholders’ meeting held in 2025. We currently meet this threshold (see –Board Composition). While the Board does not have a specific diversity policy, it considers diversity of viewpoints, background, race, gender, ethnicity, LGBTQ+ status, experience, accomplishments, education and skills when identifying and evaluating nominees. Diversity is important because the Board believes that a variety of points of view that comes from a board that is diverse contributes to a more effective decision-making process. When recommending director nominees for election by stockholders, the Board and the Governance and Nominating Committee focus on how the experience, skill set and diversity of each director nominee complements those of fellow director nominees to create a balanced Board with diverse backgrounds, viewpoints and deep expertise. The Board believes that directors should contribute positively to the existing chemistry and collaborative culture among all Board members. The Board also believes that its members should possess a commitment to the success of the Company, proven leadership qualities, sound judgment and a willingness to engage in constructive debate. In determining whether an incumbent director should stand for reelection, the Governance and Nominating Committee considers, with respect to each nominee, the above factors, as well as that director’s personal and professional integrity, the prior years’ attendance record, preparedness, participation and candor, any additional criteria set forth in our Corporate Governance Guidelines and other relevant factors as determined by the Board. Periodically, the Governance and Nominating Committee reviews the Company’s short- and long-term business plans to gauge what additional current and future skills and experience should be represented on the Board. The Governance and Nominating Committee seeks to use the results of the assessment process as it identifies and recruits potential director candidates.

Director Independence

Having an independent Board is a core element of our governance philosophy. Our Corporate Governance Guidelines provide that a substantial majority of our directors will be independent, including within the meaning of the applicable independence requirements of Nasdaq. As part of the Company’s Corporate Governance Guidelines, our Board has adopted director independence guidelines to assist in determining each director’s independence. The Corporate Governance Guidelines are available on our website at http://investor.jetblue.com.

Each year, in assessing director independence, the Board affirmatively determines whether a director has no relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. Annually, each director completes a detailed questionnaire that provides information about relationships that might affect the determination with respect to his or her independence.

The Board analyzed the independence of each director and nominee and determined that Mses. Jewett, McClure and Robb O’Hagan and Messrs. Baldanza, Boneparth, Ford, Leduc, Mittal, Sharma and Winkelmann meet the standards of independence under applicable Nasdaq listing standards, including, as applicable to members of those committees, the enhanced standards for audit and compensation committee independence, and that each member is free of any relationship that would interfere with her or his individual exercise of independent judgment. Robin Hayes, our CEO, is our only director who is not deemed to be independent.

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Director Attendance

The Board held a total of 19 meetings during 2022. All of the directors attended at least 75% of the aggregate of all meetings of the Board and of each committee at the times when he or she was a member of the Board or such committee during fiscal year 2022. The Company has a policy encouraging all directors to attend each annual meeting of stockholders. All members of our Board at the time of our 2022 annual meeting of stockholders attended the meeting, which was held on May 19, 2022.

2023 Director Nominees

There are currently 11 members of our Board and, assuming the election of all nominees, immediately following the 2023 annual meeting the size of our Board will continue to be set at 11 directors.

At the 2023 annual meeting, 11 directors are to be elected to hold office until the 2024 annual meeting and until their successors have been elected and qualified. All nominees are current JetBlue Board members who were elected by stockholders at the 2022 annual meeting or appointed by the Board thereafter. Based on the recommendation of the Governance and Nominating Committee, the Board has nominated each of B. Ben Baldanza, Peter Boneparth, Monte Ford, Robin Hayes, Ellen Jewett, Robert Leduc, Teri McClure, Nik Mittal, Sarah Robb O’Hagan, Vivek Sharma and Thomas Winkelmann, to be elected as a director of the Company to serve on our Board until the 2024 annual meeting of stockholders and until such time as their respective successors have been duly elected and qualified or until his or her death, disability, resignation, retirement, disqualification or removal from office.

The Board has no reason to believe that any of the nominees named in this proxy statement would be unable or unwilling to serve as a director if elected.

However, if before the 2023 annual meeting, any nominee is unable to serve or for good cause will not serve as a director if elected, the Board may reduce the number of directors to eliminate the vacancy or the Board may fill the vacancy at a later date after selecting an appropriate nominee. If a quorum is present, a substitute nominee for election to a position on the Board will be elected by a majority of the votes cast at the 2023 annual meeting.

Included in each director nominee’s biography below is a description of select key qualifications and experience of such nominee based on the qualifications described above. The Board and the Governance and Nominating Committee believe that the combination of the various qualifications and experiences of the director nominees would contribute to an effective and well-functioning board and that, individually and as a whole, the director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s leadership. See also “The Board of Directors—Board Composition—Board Skills and Experience Matrix.”

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MANAGEMENT PROPOSAL 1

TO ELECT DIRECTORS

What are you voting on?

■

Stockholders are being asked to elect eleven director nominees for a one-year term.

Voting recommendation:

■

FOR the election of each director nominee. The Board and its Governance and Nominating Committee believe that each of the eleven director nominees possess the necessary qualifications and experiences to provide quality advice and counsel to the Company’s leadership and effectively oversee the long-term interests of the stockholders.

All nominees are current JetBlue Board members who were elected by the stockholders at the 2022 annual meeting or appointed by the Board in 2022.

B. BEN BALDANZA Age 61 Director since: 2018 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Audit (Chair) ■ Airline Safety ■ Finance

Current Roles:

■

Owner and CEO of Diemacher, LLC, an advisory firm helping businesses restructure, grow revenue, and reduce costs

■

CEO Semper Paratus Acquisition Corporation, a special purpose acquisition corporation seeking a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses

■

Adjunct Professor of Economics at George Mason University

Current Public Company Boards:

■

JetBlue Airways Corporation

■

Six Flags Entertainment Corporation

Prior Business and Other Experience, and Qualifications:

From 2006 to 2016, Mr. Baldanza was the CEO, President and a member of the Board of Directors of Spirit Airlines, Inc., a commercial passenger airline, and in 2005, its President and Chief Operating Officer. Prior to his role at Spirit, Mr. Baldanza held positions in Finance, Marketing and Operations at other airlines, including American Airlines, Northwest Airlines, Continental Airlines, Taca Airlines and U.S. Airways. He has more than 30 years of experience in the aviation industry and extensive commercial and operational experience with expertise in revenue management and productivity. In addition to those displayed below, Mr. Baldanza’s qualifications and experience include a deep understanding of human resources and labor relations, knowledge of the competitive landscape, experience with government and regulatory affairs, risk management, including commodities risk, customer service and brand enhancement.

Key Skills and Experience:

	International	Operations / Logistics
	Aviation	Human Capital Management
	CEO	Marketing / Brand
	Finance / Capital	Safety

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PETER BONEPARTH Age 64 Director since: 2008 INDEPENDENT INDEPENDENT BOARD CHAIR JETBLUE BOARD COMMITTEES*: ■ Finance (Chair) ■ Compensation ■ Governance & Nominating

Current Public Company Boards:

■

JetBlue Airways Corporation

■

Kohl’s Corporation

Prior Business and Other Experience, and Qualifications:

Mr. Boneparth was a Senior Advisor to a division of The Blackstone Group, LLP, an investment management firm. He was also Senior Advisor of Irving Capital Partners, a private equity group, from February 2009 through 2014. He served as President and CEO of the Jones Apparel Group, an apparel company, from 2002 to 2007. In addition to those displayed below, Mr. Boneparth’s qualifications and experience include international business experience, knowledge of customer service, oversight of risk management and crewmember relations.

Key Skills and Experience:

	CEO	Human Capital Management
	Finance / Capital	Marketing / Brand

MONTE FORD Age 63 Director since: 2021 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Audit ■ Technology

Current Roles:

■

Principal Partner at the Chief Information Officer Strategy Exchange, a membership program for technology executives

■

Technology Industry Consultant

Current Public Company Boards:

■

JetBlue Airways Corporation

■

Akamai Technologies, Inc.

■

Iron Mountain Inc.

■

Centene Corp.

Prior Business and Other Experience, and Qualifications:

Mr. Ford served as Executive Chair and Chief Executive Officer of Aptean Software, an enterprise business software provider, from 2012 to 2013, and as Chief Information Officer of AMR Corporation (now known as American Airlines Group), an airline holding company, from 2000 to 2011. Prior to that, Mr. Ford held executive management positions with The Associates First Capital Corporation, Bank of Boston and Digital Equipment Corporation. He has served as a director of several institutions, as well as on the Research Board and CIO Strategy Exchange. In addition to those displayed below, Mr. Ford’s qualifications and experience include diverse leadership experiences and an extensive background in information technology, including in the airline industry.

Key Skills and Experience:

	Aviation	Human Capital Management
	ESG / DEI	Marketing / Brand
	Operations / Logistics	Cyber
Digital

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ROBIN HAYES Age 56 Director since: 2015 JETBLUE BOARD COMMITTEES*: ■ Airline Safety ■ Technology

Current Role:

■

CEO of JetBlue

Current Public Company Boards:

■

JetBlue Airways Corporation

■

KeyCorp

Prior Business and Other Experience, and Qualifications:

Mr. Hayes has been JetBlue’s CEO since February 2015. He served as president and Chief Executive Officer from 2015 to May 2018. From 2014 to 2015, Mr. Hayes was JetBlue’s President, responsible for the airline’s commercial and operations areas, including Airport Operations, Customer Support (Reservations), Flight Operations, Inflight, System Operations, Technical Operations, as well as Communications, Marketing, Network Planning and Sales. He served as JetBlue’s Executive Vice President and Chief Commercial Officer from August 2008 until December 2013. Prior to joining JetBlue, Mr. Hayes was the Executive Vice President for The Americas for British Airways, a commercial airline. Over the span of a 19-year career with British Airways, he also served as Area General Manager for Europe, Latin America and the Caribbean. Mr. Hayes currently serves as the Board Chair of the IATA Board of Governors. In addition to those displayed below, Mr. Hayes’ qualifications and experience include over 30 years of aviation experience, knowledge of the competitive landscape, and brand enhancement and management.

Key Skills and Experience:

	International	Operations / Logistics
	Aviation	Digital
	CEO	Marketing / Brand
	ESG / DEI	Safety
Finance / Capital

ELLEN JEWETT Age 64 Director since: 2011 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Governance & Nominating (Chair) ■ ESG (Chair) ■ Audit ■ Finance

Current Role:

■

Managing Partner of Canoe Point Capital, LLC, an investment firm focusing on early stage social ventures

Current Public Company Boards:

■

JetBlue Airways Corporation

■

Booz Allen Hamilton Holding Corporation

Prior Business and Other Experience, and Qualifications:

Ms. Jewett was the Managing Director Head of U.S. Government and Infrastructure for BMO Capital Markets, a financial services institution, covering airports and infrastructure banking from 2010 to 2015. Prior to that, Ms. Jewett spent more than 20 years at Goldman, Sachs & Co., a global financial institution, specializing in airport infrastructure financing, most recently serving as head of the public sector transportation group, and previously, as head of the airport finance group. Ms. Jewett served as the President of the Board of the Brearley School through June 2018. She is a Trustee of Children’s Aid in New York City. In addition to those displayed below, Ms. Jewett’s qualifications and experience include talent management, and experience in the areas of airports and infrastructure.

Key Skills and Experience:

	Aviation	Finance / Capital
ESG / DEI

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ROBERT LEDUC Age 67 Director since: 2020 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Airline Safety ■ Audit ■ Finance

Current Public Company Boards:

■

JetBlue Airways Corporation

■

Howmet Aerospace

■

AAR Corp.

Prior Business and Other Experience, and Qualifications:

Mr. Leduc served as President of Pratt & Whitney, an aerospace manufacturer, from 2016 until early 2020. He had led helicopter manufacturer Sikorsky Aircraft from 2015-2016, when UTC sold Sikorsky to defense contractor Lockheed Martin Corp. Previously, Mr. Leduc served in leadership positions at Hamilton Sundstrand and UTC Aerospace Systems, each an aerospace company. Mr. Leduc has over 40 years of aviation experience, with significant maintenance and engine related experience. In addition to those displayed below, Mr. Leduc’s qualifications and experience include brand enhancement and talent management.

Key Skills and Experience:

	International	Operations / Logistics
	Aviation	Human Capital Management
	CEO	Safety
Finance / Capital

TERI MCCLURE Age 59 Director since: 2019 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Compensation (Chair) ■ Governance & Nominating ■ ESG

Current Public Company Boards:

■

JetBlue Airways Corporation

■

Fluor Corporation

■

GMS, Inc.

■

Lennar Corp.

Prior Business and Other Experience, and Qualifications:

From 1995 until her retirement in 2019, Ms. McClure worked at UPS, serving most recently as Chief Human Resources Officer. She has also held additional positions and responsibilities on the UPS Executive Leadership Team, including General Counsel and Corporate Secretary, and Audit and Global Ethics and Compliance, among other roles. In addition to those displayed below, Ms. McClure’s qualifications and experience include legal acumen, labor issues and risk management oversight.

Key Skills and Experience:

	International	Operations / Logistics
	Aviation	Human Capital Management
	ESG / DEI	Marketing / Brand

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NIK MITTAL Age 51 Director since: 2022 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Audit ■ Finance

Current Roles:

■

President, Founder and Co-Portfolio Manager of Molecule Ventures LLC, an environmental markets investment firm

■

Partner and Lead Investor in Plankton Energy LLC, a community solar developer

■

Advisor to CleanPlanet Chemical, a solvent waste management and recycling company

Current Public Company Board:

■

JetBlue Airways Corporation

Prior Business and Other Experience, and Qualifications:

Mr. Mittal was previously a firm partner at JANA Partners LLC, where he helped direct the firm’s investment research and focused on public markets investing across multiple industries for more than a decade. He began his career as an investment banking associate at Donaldson, Lufkin and Jenrette. In addition to those displayed below, Mr. Mittal’s qualifications and experience include deep expertise in capital markets, financial strategy and structures.

Key Skills and Experience:

	ESG / DEI	Finance / Capital

SARAH ROBB O’HAGAN Age 50 Director since: 2018 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Compensation ■ Technology

Current Role:

■

CEO of EXOS, the Human Performance Company

Current Public Company Board:

■

JetBlue Airways Corporation

Prior Business and Other Experience, and Qualifications:

Prior to EXOS, Ms. Robb O’Hagan served as the Chief Executive Officer of the indoor cycling company Flywheel Sports from 2017 to 2019, and became the author and founder behind Extreme Living LLC, a content platform to unleash potential in diverse aspiring leaders. She previously served as global president of Equinox, a luxury fitness company, from 2012 to 2016, where she led the upgrading of the offering through a significant technology transformation, and global president of Gatorade, a sports nutrition business, from 2008 to 2012, where she successfully led the business through a major repositioning and business turnaround. In addition to those displayed below, Ms. Robb O’Hagan’s qualifications and experience include lifestyle brands, technology, and risk management oversight.

Key Skills and Experience:

	International	Digital
	CEO	Human Capital Management
	ESG / DEI	Marketing / Brand

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VIVEK SHARMA Age 48 Director since: 2019 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Audit ■ Technology (Chair)

Current Roles:

■

CEO of InStride, a strategic enterprise education™ company

■

Adjunct Professor of Data Science at the University of Southern California’s Marshall School of Business

Current Public Company Board:

■

JetBlue Airways Corporation

Prior Business and Other Experience, and Qualifications:

Mr. Sharma previously served as Senior Vice President of eCommerce and Digital Guest Experience at The Walt Disney Company, a worldwide entertainment company, from 2013 to 2018. Earlier in his career, he was the General Manager of Yahoo Mail & Messenger, a web services provider, Vice President of Product Management of Yahoo Search, and Associate Partner with the Technology Practice of McKinsey & Company, a management consulting firm. In addition to those displayed below, Mr. Sharma’s qualifications and experience include ecommerce and digital guest experience, and workforce online education.

Key Skills and Experience:

	International	Human Capital Management
	CEO	Marketing / Brand
	ESG / DEI	Cyber
Digital

THOMAS WINKELMANN Age 63 Director since: 2013 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Airline Safety (Chair) ■ Compensation ■ Governance & Nominating ■ ESG

Current Role:

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Executive Chair of Zeitfracht Group, a logistics company based in Berlin, Germany

Current Public Company Board:

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JetBlue Airways Corporation

Prior Business and Other Experience, and Qualifications:

Before joining Zeitfracht, Mr. Winkelmann served as CEO of airberlin, a commercial airline, from 2017 through 2018. He previously served as the Chief Executive Officer of Lufthansa German Airlines (Hub Munich), a commercial airline, beginning in 2016, and was a member of the Group Executive Committee of Lufthansa Group. From 2006 through 2015, he served as Chief Executive Officer of Germanwings GmbH, a commercial airline. In addition to those displayed below, Mr. Winkelmann’s qualifications and experience include sales and revenue management.

Key Skills and Experience:

	International	Operations / Logistics
	Aviation	Human Capital Management
	CEO	Marketing / Brand
	ESG / DEI	Safety

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH NOMINEE.

*	Memberships as of the 2023 Annual Meeting.

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Director Compensation

The Compensation Committee, with input from its independent compensation consultant, periodically reviews and evaluates director compensation. Our objective is to pay non-employee directors over time at or near the median of the proxy peer group, to award a significant component in equity, and to adjust as needed. Our Board reviews director compensation periodically, to ensure that the director compensation package remains competitive such that we are able to recruit and retain qualified directors.

COMPENSATION STRUCTURE FOR DIRECTORS FOR 2022	($)
Annual base retainer (all non-employee directors)	80,000
Annual equity award(1)	135,000
Independent Board Chair supplemental fee	50,000
Annual Audit Committee Chair supplemental fee	20,000
Annual Compensation Committee Chair supplemental fee	15,000
Annual G&N Committee Chair supplemental fee	10,000
Annual Airline Safety Committee Chair supplemental fee	10,000
Annual Finance Committee Chair supplemental fee	10,000
Annual Committee membership fees:
Audit	15,000
Compensation, G&N, Airline Safety and Finance	10,000
New directors DSU grant(2)	35,000
Additional Board Chair retainer (Cash or Equity)	25,000
(1)	Directors annually elect DSUs or RSUs, each of which vest after one year of service. DSU settlement is deferred until six months following a director’s separation from the Board.
(2)	New director DSU grants vest ratably over three years of service. Settlement is deferred until six months following a director’s separation from the Board.

As is customary in the airline industry, all members of the Board and their immediate family may travel without charge on our flights. We also provide directors with post-service travel benefits.

We reimburse our directors, including our full-time employee director, for expenses incurred in attending meetings. We do not provide gross-up payments to members of our Board.

In 2022, Mr. Leduc donated $5,752, Mr. Baldanza donated $2,700, Mr. Mittal donated $2,500, and Ms. Robb O’Hagan donated $900 of the cash portion of their respective Board compensation to the JetBlue Crewmember Crisis Fund, a non-profit organization that assists JetBlue crewmembers facing emergency hardship situations.

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Fiscal Year 2022 Director Compensation

The following table summarizes compensation paid to our non-employee directors for services rendered during the year ended December 31, 2022. The footnotes to the table and narrative discussion preceding the table describe details of each form of compensation paid to, or earned by, our directors and other material factors relating to director compensation arrangements.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	(1)	All Other Compensation ($)	(2)	Total ($)
Robin Hayes(3)	—	—		—		—
B. Ben Baldanza	135,000	134,992		4,099		274,091
Peter Boneparth	170,000	159,992		19,631		349,623
Monte Ford	95,000	134,992		5,717		235,709
Ellen Jewett	125,000	134,992		11,075		271,067
Robert Leduc	115,000	134,992		4,414		254,406
Teri McClure	115,000	134,992		—		249,992
Nik Mittal(4)	42,083	34,997		140		77,220
Sarah Robb O’Hagan	90,000	134,992		5,874		230,866
Vivek Sharma	95,000	134,992		14,336		244,328
Thomas Winkelmann	120,000	134,992		7,505		262,497
(1)	Includes 8,823 DSUs or RSUs granted on February 23, 2022 to the then-sitting directors and 4,342 new director DSUs granted on August 23, 2022 to Mr. Mittal. At December 31, 2022, 62,398 DSUs remained outstanding for Mr. Boneparth, 50,496 for Ms. Jewett, 46,335 for Mr. Winkelmann, 31,587 for Mr. Baldanza, 24,248 for Ms. McClure, 22,764 for Ms. Robb O’Hagan, 15,228 for Mr. Sharma, 11,909 for Mr. Leduc, 8,358 for Mr. Ford and 4,342 for Mr. Mittal. Mr. Mittal joined the Board in August 2022 and received a grant of 4,342 new director DSUs. At December 31, 2022, 10,457 RSUs remained outstanding for Mr. Boneparth and 8,823 for each of Ms. Jewett and Ms. Robb O’Hagan and Messrs. Ford and Sharma. The amount represented reflects the grant date fair value of the equity award based on JetBlue’s stock price on the grant date as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation — Stock Compensation (“FASB ASC Topic 718”). Please refer to Note 7 of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC, for further discussion related to the assumptions used in our valuation. For information on the valuation assumptions with respect to grants made prior to 2022, please refer to the notes to our financial statements in our applicable Annual Report on Form 10-K.
(2)	Consists of the value of flight benefits for the listed directors.
(3)	Mr. Hayes was employed by the Company in 2022. He did not receive any additional compensation for his director service to the Company. Mr. Hayes’ compensation is reported in the Summary Compensation Table on page 55 of this proxy statement.
(4)	Mr. Mittal joined the Board on August 11, 2022.

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Certain Relationships and Related Transactions

We established a written policy that requires approval or ratification by our Audit Committee of any transaction in excess of $120,000 which involves a “Related Person’s” entry into an “Interested Transaction.” As defined in our policy, an Interested Transaction is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) the Company is a participant, and (iii) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A “Related Person” is defined in our policy as any (i) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if he or she does not presently serve in that role) an executive officer, director or nominee for election as a director, (ii) greater than 5% beneficial owner of the Company’s common stock, or (iii) immediate family member of any of the foregoing. “Immediate family member” includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

Our policy further provides that only disinterested directors are entitled to vote on any Interested Transaction presented for Audit Committee approval.

Joanna Geraghty, the Company’s President and Chief Operating Officer, is married to a partner in the law firm of Holland & Knight LLP (“H&K”). The Company has used multiple lawyers at H&K, including on occasion Ms. Geraghty’s husband, to perform various legal services for many years, and which period significantly predates Ms. Geraghty’s joining the Company in February 2005. In 2022, Ms. Geraghty’s spouse did not have a material interest in H&K’s relationship with the Company as he was no longer involved in providing or supervising services that H&K performs for the Company, he does not receive any direct compensation from the fees the Company pays to H&K, and those fees in 2022 were less than 0.03 percent of H&K’s annual revenues. Under the Company’s related person transactions policy, the Audit Committee of the Board reviewed the Company’s relationship with H&K. The Company has guidelines that require the Company’s General Counsel to review and pre-approve any engagement of H&K for legal services. The Company elected to voluntarily disclose its relationship with H&K in this annual proxy statement.

Transactions with Related Persons since the Beginning of Fiscal Year 2022

The Company and its subsidiaries periodically enter into transactions in the ordinary course of business with other corporations of which the Company’s executive officers or directors or members of their immediate families may be directors, executive officers, or stockholders. There are no reportable transactions with related persons for 2022.

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MANAGEMENT PROPOSAL 2

TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

What am I voting on?

■

Stockholders are being asked to approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative in this proxy statement).

Voting recommendation:

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FOR the resolution to approve compensation of the named executive officers, on an advisory basis. The Board takes very seriously its role in the governance of the Company’s compensation programs and values thoughtful input from stockholders. The Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are providing stockholders with a non-binding advisory vote to approve the compensation of the named executive officers as described in the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative in this proxy statement.

In deciding how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative in this proxy statement. For the reasons outlined above and elsewhere in this proxy statement, we believe that our executive compensation program is well designed, appropriately aligns executive pay with Company performance and incentivizes desirable behavior.

Because your vote is advisory, it will not be binding upon the Board. However, the Board values stockholders’ opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions. The Board has adopted a policy of providing for annual advisory votes from stockholders on executive compensation. The next such vote will occur at the 2024 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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MANAGEMENT PROPOSAL 3

TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

What am I voting on? ■ Stockholders are being asked to vote, on an advisory basis, on whether a say on pay vote should be held every year, every two years or every three years.
Voting recommendation: ■ FOR the annual frequency of future advisory votes on the compensation of our named executive officers.

In accordance with the Dodd-Frank Act, we are seeking an advisory (non-binding) stockholder vote on whether a say on pay vote should be held every year, every two years or every three years. Stockholders may also abstain from making a choice. This proposal is commonly known as a “say-on-frequency” proposal. We are required by the Dodd-Frank Act to provide stockholders with a “say-on-pay” vote every one year, two years or three years, as determined by a separate advisory stockholder vote held at least once every six years. As recommended by our stockholders in 2011 and 2017, we have held an annual “say-on-pay” vote each year since 2011.

After careful consideration and review of our past practice, the Board has determined that holding an advisory vote on executive compensation every 1 YEAR continues to be the most appropriate policy for the Company at this time, and recommends that stockholders approve annual frequency of future “say-on-pay” votes. While the Company’s executive compensation programs are designed to promote a long-term connection between pay and performance, the Board believes that an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback on our compensation disclosures. It is also consistent with the Company’s practice of seeking timely input and engaging in frequent dialogue with our stockholders on corporate governance matters (including our practice of having all directors elected annually and annually providing stockholders the opportunity to ratify the Audit Committee’s selection of independent auditors) and our executive compensation philosophy, policies and practices. We welcome stockholder input and anticipate that the value of an annual vote will outweigh the burden of preparing annual proposals.

Stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

Stockholders are not voting to approve or reject the Board’s recommendation. Stockholders will be able to specify one of four choices for this proposal on the proxy card: “1 Year,” “2 Years,” “3 Years” or “Abstain.” The option that receives the highest number of votes cast by our stockholders will be the frequency for the advisory vote on executive compensation that has been selected by our stockholders. However, because your vote on this proposal is advisory, it will not be binding on us, the Board or the Compensation Committee. Nevertheless, our Board will review and consider the outcome of this vote when making determinations as to the frequency of say on pay votes and may decide, based on factors such as discussions with stockholders and the adoption of material changes to compensation programs, that it is in the best interest of our stockholders to hold a say on pay vote more or less frequently than the option approved by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “ONE YEAR” FOR THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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NAMED EXECUTIVE OFFICER COMPENSATION DISCUSSION AND ANALYSIS

TABLE OF CONTENTS
EXECUTIVE SUMMARY	42

COMPENSATION PHILOSOPHY AND GOVERNANCE	43

COMPENSATION PROGRAM DESIGN	47

FY 2022 COMPENSATION DECISIONS	49

OTHER COMPENSATION POLICIES AND INFORMATION	53

This Compensation Discussion and Analysis describes our compensation philosophy, policies and plans as well as our compensation-setting process and the 2022 compensation of our named executive officers (“NEOs”). In addition, we explain why we believe that our executive compensation program is in the best interests of JetBlue and you, our stockholders.

Executive Summary

This Compensation Discussion and Analysis provides information about our fiscal year 2022 compensation program for our NEOs identified in the Summary Compensation Table as of December 31, 2022.

ROBIN HAYES	JOANNA GERAGHTY	URSULA HURLEY	CAROL CLEMENTS	BRANDON NELSON
Chief Executive Officer	President and Chief Operating Officer	Chief Financial Officer	Chief Digital & Technology Officer	General Counsel and Corporate Secretary

This Compensation Discussion and Analysis contains forward-looking statements that are based on our current plan, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that we adopt in the future may differ materially from the programs as summarized in this discussion.

The COVID-19 Pandemic, Federal Relief and the Impact on Leadership Compensation

In March 2020, the effects of COVID-19 began to be felt in the United States, which had a drastic impact on JetBlue and the global aviation industry. We immediately experienced a significant drop in demand for air travel and a related decline in revenue due to the spread of COVID-19, burgeoning quarantines and lockdowns. In the years since the start of the pandemic, the effects of pent up demand for travel, versus the onset of the Delta and Omicron variants, has led to a see-saw effect on our business and revenues. For the current NEOs who were with the Company before the onset of the pandemic, their earned compensation was below target due to the impact of the pandemic, coupled with the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act, the United States Consolidated Appropriations Act, 2021, and the American Rescue Plan Act of 2021 (collectively referred to as the “Government Support”) compensation limitations, has created a challenging compensation and retention environment. The Government Support, as discussed below, provided a lifeline to aviation workers during the pandemic and remains a restriction in our ability to appropriately compensate our leaders to market levels.

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Government Support: The CARES Act, the Consolidated Appropriations Act and the American Rescue Plan

Since the beginning of the pandemic, we have participated in multiple government support programs which have implications for our executive compensation arrangements, including the Government Support. Under these programs, the company received a total of $1,548,985,115 in federal grants and $535,279,336 in federal loans (collectively, the “Payroll Support Payments”).

In accordance with any grants and/or loans received under the Government Support programs, we are required to comply with the relevant provisions of the related acts which, among other things, includes the following: the requirement to use Payroll Support Payments exclusively for the continuation of payment of crewmember wages, salaries and benefits; the requirement to maintain certain levels of commercial air service; the prohibitions on share repurchases and the payment of common stock dividends; and the various restrictions on the payment of certain executive compensation which vary depending on the type of support received.

The compensation restrictions under the Government Support programs apply to any officer or employee of JetBlue whose total compensation exceeded $425,000 in 2019, or during a subsequent reference period. Those officers or employees may not receive total compensation until April 2023 that exceeds, during any 12 consecutive months, the total compensation received by the officer or employee in 2019, or any subsequent reference period. Any officer or employee of JetBlue whose total compensation exceeded $3,000,000 in 2019 may not receive total compensation that exceeds, during any 12 consecutive months of such period, $3,000,000 plus 50% of the excess over $3,000,000 of the total compensation received by the officer or employee in 2019, or during a subsequent reference period. These limits applied to the compensation of our NEOs starting in 2020 following our receipt of Government Support, and continue to apply until April 2023. As a result, the compensation restrictions have impacted the compensation of our NEOs to varying degrees, most notably of our CFO, Ursula Hurley.

Compensation Philosophy and Governance

Compensation Philosophy & Principles

We continue to lead with our values, by promoting a safe environment for our customers and crewmembers. As we prepare our business for continued recovery from the pandemic periods, our goal continues to ensure that our leaders’ focus remains on the growth of the Company and enhancing stockholder value.

We continue to:

SUPPORT OUR STRATEGY AND STAY TRUE TO OUR VALUES	ATTRACT AND RETAIN TOP TALENT	FOCUS ON PAY FOR PERFORMANCE

We aim to align compensation programs with business strategies focused on long-term growth and creating value for our stockholders. We motivate crewmembers to overcome challenges and to deliver on commitments, all while living our values of Safety, Caring, Integrity, Passion and Fun.	Despite the Government Support compensation restrictions, we utilize various compensation strategies to the extent possible to retain our key leaders, as well as design programs to attract new talent to join the Company.	We hold our NEOs accountable for their performance in light of Company goals, industry economics and individual performance.

Determining Executive Compensation

The Compensation Committee assists the Board with oversight and determination of compensation for the Company’s non-employee directors and executive officers. The Compensation Committee oversees the Company’s executive compensation policies and reviews and establishes the compensation for our CEO (subject to approval by our Board) and the other NEOs. The Compensation Committee is charged with review of pay levels and policies related to salaries, annual cash incentive awards and grants of equity and non-equity incentive awards and oversight of our equity incentive plans. In determining base salary, annual cash incentive awards, restricted stock units (“RSUs”) and performance awards (performance stock units (“PSUs”) and performance cash awards (“PCAs”)), the Compensation Committee uses the relevant executive officer’s current level of total compensation as the starting point. The Compensation Committee bases any adjustments to the current pay level on several factors, including the scope and complexity of the functions the executive officer oversees, the contribution of those functions to our overall

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performance, individual experience and capabilities, individual performance and competitive pay practices. Any variations in compensation among our executive officers reflect differences in these factors.

The Compensation Committee relied on the following tools in determining the base salary, annual incentive cash targets, and equity awards for the NEOs in 2022, cognizant of the restrictions associated with the Government Support:

■	Competitive Peer Group Survey;
■	Leadership Input; and
■	Annual Performance Reviews.

Compensation Consultant

The Compensation Committee is authorized to retain and terminate compensation consultants, legal counsel or other advisors to the Committee and to approve the engagement of any such consultant, counsel or advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such consultant retained by the Committee. The Chair of the Compensation Committee reports the Committee’s actions and recommendations for the previous quarter to the full Board at the next regularly scheduled Board meeting.

The Compensation Committee engaged the services of Pay Governance as its independent advisor on matters of executive compensation for 2022. Pay Governance also evaluates compensation for non-employee directors, the next levels of senior leadership, and equity compensation programs generally. For 2022, the Compensation Committee assessed the independence of Pay Governance pursuant to the SEC and Nasdaq rules and concluded that no conflict of interest exists that would prevent Pay Governance from independently representing the Compensation Committee.

As discussed below under “Peer Competitive Group Survey—Market Assessment,” Pay Governance provided the Company and the Committee with compensation data regarding the companies in our competitor peer group. Along with the other factors cited above, the Company used this data to develop its recommendations to the Compensation Committee for 2022 compensation levels for executives other than the CEO. The Compensation Committee and Pay Governance recommended CEO compensation changes to the Board. Pay Governance also provided suggestions on the design of the annual cash and long-term incentive awards that were used in 2022, and for the long-term performance based incentive program, including the performance measures and weightings, the factors for the Compensation Committee to review when determining whether to adjust the formulaic amount, and the general range of adjustments to apply. Pay Governance reports directly to the Compensation Committee and all services performed by Pay Governance were under the direction of the Compensation Committee.

Performance Based Pay

Our compensation program is designed to reward our NEOs for the Company’s continued success. Consistent with our compensation philosophy, the Compensation Committee sets the compensation of our executive officers, including our NEOs, based in part on achievement of annual financial and operational objectives that we believe further our long-term business goals and the creation of sustainable long-term stockholder value. The majority of our NEOs’ total compensation is tied to performance and is “at risk.” Despite the targeted compensation goals, actual compensation was limited by the compensation restrictions associated with the Government Support.

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Competitive Peer Group Survey – Market Assessment

In September 2022, the Compensation Committee reviewed a report on the Company’s compensation programs for senior leadership, which incorporated data provided by Pay Governance. Pay Governance collected compensation data from the companies in our competitor peer group, as well as similarly-sized general industry companies. Pay Governance used a combination of peer group proxy and general industry survey data to develop the competitive market. The current general industry reference group continues to place greater emphasis on consumer-oriented companies, reflecting the role of customer service in JetBlue’s success. Given the impact of the pandemic on the aviation industry, the below chart shows the contrast of 2019 (the last full year prior to the pandemic) to 2022 revenue.

Our competitor peer group consists of the following U.S. airlines:

Company	FY2019 Revenue ($) (in millions)	FY 2022 Revenue ($) (in millions)	Competing in our Market
Delta Air Lines, Inc.	47,007	50,582
American Airlines Group Inc.	45,768	48,971
United Airlines Holdings, Inc.	43,259	44,955
Southwest Airlines Co.	22,428	23,814
Alaska Air Group, Inc.	8,781	9,646
Spirit Airlines, Inc.	3,830	5,068
Frontier Group Holdings, Inc.	–	3,326
Hawaiian Holdings, Inc.	2,832	2,641
JetBlue Airways Corporation	8,094	9,158

75th Percentile		45,959
Median		16,730
25th Percentile		4,633

These companies, like JetBlue, are airlines with significant revenue (over $1 billion, pre-pandemic) and with significant operations employing a large number of individuals and operating a large number of aircraft in our competing markets. We believe this group provides a reasonable point of comparison to assist in our assessment of our compensation programs. For 2022, we added Frontier Group Holdings, Inc. to this peer group given their alignment from a size and sector perspective.

We recognize that this peer group has limitations from a statistical perspective given the limited number of airline peer companies and the wide variation in size. As a result, the Compensation Committee uses the competitive data as a reference point to monitor the compensation practices of these competitors. This data was not the sole determining factor in executive compensation decisions. Instead, as described above, it was one of many factors reviewed by the Compensation Committee as part of their assessment. The Compensation Committee also considers the Company’s Northeast location, route network, cost structure, and size relative to other airlines, however we do not rely on this information to target any specific pay percentile for our executive officers. While we do not target a particular level of compensation within the peer group, the data is used primarily to ensure that our executive compensation program as a whole is competitive when the Company achieves its targeted performance levels. While we do not target a specific market percentile ranking for the individual compensation elements that comprise total direct compensation, we review each element to ensure it is reasonable relative to our peer group. We aim to position pay to maintain our competitive cost advantage versus our peer group and recognize we compete in the same talent pool as some of the peer competitors which are significantly larger and more mature than we are.

Consistent with our compensation objectives discussed above, we incorporate flexibility into our compensation programs and in the executive assessment process to respond to, and adjust for, changes in the business and economic environment and individual accomplishments, performance and circumstances. The Compensation Committee expects to continue to adjust relevant pay levels on a go forward, measured basis, contingent on corporate and individual performance in future years.

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Best Practices in Compensation Governance

In addition to the core compensation program, the Company provides or has implemented the following for NEOs and the Board:

WE DO	WE DO NOT
Emphasize performance-based, at risk pay	No tax gross ups in plans or arrangements entered into since 2013
Apply rigorous, stockholder-aligned performance objectives for executive cash incentive award payments	No repricing without stockholder approval
Consider risk in our executive compensation program	No executive-only retirement benefits
Compensation Committee engages an independent consultant	No evergreen provisions in our compensation plans
Have executive stock ownership guidelines (including 6x base salary for CEO)	No excessive perquisites
Have director stock ownership requirements	No guaranteed bonuses or annual cash incentive awards
Grant equity awards with vesting schedules over at least one year and the majority over three years	No hedging or pledging JetBlue securities
Maintain an executive compensation clawback policy, which includes recoupment and forfeiture provisions
Use a structured approach to CEO performance evaluation and related compensation decisions
Emphasize a transparent and just culture
Review share utilization annually
Devote significant time to leadership succession and leadership development efforts
Limit executive perquisites; executive health and welfare benefits are same as other salaried employees
Have double-trigger change in control provisions in our equity plans
Have our equity plans administered by an independent committee
Cap our incentive plans at 200% of target
Use multiple metrics with little overlap to avoid “feast or famine” payout situations
Tie ESG and DEI to executive compensation

Annual Performance Review

Chief Executive Officer

Our Board evaluates our CEO’s performance and compensation on an annual basis. The CEO recuses himself from Board discussions relating to evaluations of his performance and his compensation package. The Chairs of the Board, Governance and Nominating Committee and the Compensation Committee conduct a performance review without the CEO’s participation and provide their recommendations to the full Board. The Board’s evaluation includes both objective and subjective criteria of the CEO’s performance, which include JetBlue’s financial performance, JetBlue’s performance with respect to our long-term strategic objectives and the development of our senior leadership team. Prior to the Board’s evaluation, the Compensation Committee evaluates the CEO’s compensation. The Compensation Committee uses the competitive market data discussed above to recommend total direct compensation for the CEO.

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Other Named Executive Officers

The Compensation Committee, together with our CEO, evaluates the performance of the Company’s executive officers. The CEO provides a performance assessment and compensation recommendation to the Compensation Committee for the other NEOs within the overall team performance framework. The performance evaluation is based on factors such as achievement of corporate performance objectives, advancement of strategic initiatives, leadership and talent development, individual business area responsibilities, and performance as an executive team member and overall executive team performance.

The Compensation Committee also reviews total direct compensation data from the competitive data with respect to other senior executive officers. The Compensation Committee makes final determinations regarding other NEOs’ total compensation.

Compensation Program Design

We believe that a significant amount of our NEO compensation should be tied to the Company’s performance and an increasing amount of it should be at risk. Our cash incentive and equity compensation goals (discussed in more detail beginning on page 49) are designed to drive business objectives that we believe further our long-term business goals and the creation of sustainable long-term stockholder value. The mix of compensation elements below is based on how the Compensation Committee views executive pay.

Overall 2022 Compensation Structure

In early 2022, the Compensation Committee approved target total direct compensation for the 2022 fiscal year, which comprises:

JetBlue’s pay mix targets a higher percentage of equity and performance based compensation.

*	Compensation mix reflects salary and bonus reductions as a result of compensation restrictions under our Government Support.

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JetBlue’s long-term incentive payouts are tied to performance targets aimed at aligning our leadership team with our stockholders’ interests. Our 2022 PCA awards were made in the normal course of business, in light of our compensation restrictions. See “–The COVID-19 Pandemic, Federal Relief and the Impact on Leadership Compensation.”

*	For more information on the non-GAAP measures, please refer to Appendix A “Regulation G Reconciliation of Non-GAAP Financial Measures.”

DESIGN COMPENSATION PLANS WITH PROVISIONS TO MITIGATE UNDUE RISK

■  Our executive compensation performance metrics drive longer term performance.

■  Our short term metrics are diverse and include Pre-Tax Margin, Controllable Costs and Customer Index.

■  Our annual and long-term performance awards are based on different metrics that we believe align with long-term business priorities.

■  Our clawback policy serves as a risk mitigator.

■  Our incentive compensation payments are capped at a maximum of 200% of target.

■  Due to Government Support restrictions, as noted elsewhere, there are additional limits on our named executive officer compensation into 2023.

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FY 2022 Compensation Decisions

Summary of Fiscal Year 2022 Compensation Program

Reward Element	Objective	Key Features	How Award Value is Calculated	2022 Decisions
Base Salary	To attract and retain the best talent.	Fixed element of compensation paid in cash.	Reviewed against individual’s level of skill, experience and responsibilities; compared against a group of comparably sized corporations and industry peers.	Base salary adjusted to maintain competitiveness. Limited as necessary to comply with Government Support restrictions.
Annual Cash Incentive Awards	To motivate and incentivize performance over a one-year period.	Award value and measures are reviewed annually to ensure they support our strategy.	Performance is measured against financial and non-financial corporate performance targets and individual goals.	The portion of the award tied to a corporate performance factor paid out at 119%. For the individual component, all NEOs met or exceeded target. Award amounts were limited as necessary to comply with Government Support restrictions.
Long-Term Incentive Equity Award (RSUs)	To incentivize performance and retention over the long- term; aligns leaders’ interests with long-term interests of stockholders.	Performance is measured annually and equity vests ratably over three years, subject to forfeiture.	Based on achievement of metric-driven operational and strategic goals.	All NEOs met or exceeded targets. Award amounts were limited as necessary to comply with Government Support restrictions.
Long-Term Incentive Awards (PSUs and PCAs)	To motivate and incentivize sustained performance over the long-term; aligns leaders’ interests with long-term interests of stockholders.	Performance is measured at the end of a three-year period. PSUs payout, if at all, in common stock. PCAs payout, if at all, in cash.	Based on achievement of three performance metrics.	No PSU targets were set for 2020 – 2022 due to COVID-19 uncertainty and volatility. Performance period in progress 2021 – 2023 to be paid in early 2024.
Executive Retention Awards (“ERAs”)	To ensure retention of key leaders to guide the Company through the pandemic.	ERAs will be paid, if and only if, the Government Support restrictions have lapsed, the NEO is still employed by the Company at the time of payment, certain Company performance metrics are met, and subject to final approval by the Compensation Committee or the Board.	ERA value is focused on the retention value of the particular NEO.	ERAs were provided to key leaders to align with retention initiatives due to Government Support restrictions.

We also provide health and welfare benefits, available to our full-time crewmembers, including medical, dental, life insurance and disability programs; a 401(k) plan; and change in control severance plans. We provide retirement benefits (a 401(k) plan open to all crewmembers) and limited perquisites including space available flight privileges for all crewmembers, and, as is common in the airline industry, positive space flight privileges for executive officers and their immediate family members; possible relocation assistance for supervisor level and above; and a wellness physical for executives designed to further business continuity, available every other year.

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Base Salary

KEY HIGHLIGHTS:

■  The Compensation Committee approves regular annual salary increases for the NEOs to be market competitive.

■  Merit increases were made in 2022 within compliance of Government Support compensation limits.

The Compensation Committee annually reviews the base salaries of the NEOs, and adjusts them periodically as needed to maintain market position and consistency with evolving responsibilities for the relevant positions. Upon consideration of these factors and input from its independent compensation consultant, the Compensation Committee approved the base salaries for the named executive officers as set forth in the below table, as compared to 2021.

Executive	2021 Target Salary ($)	2021 Adjusted Salary ($)(1)	2022 Target Salary ($)
Robin Hayes	625,000	593,750	700,000
Joanna Geraghty	565,000	536,750	625,000
Ursula Hurley	283,500	276,412	308,500
Carol Clements	500,000	342,629	515,000
Brandon Nelson	450,000	438,750	470,000

(1)	Amounts reflect COVID-19-related voluntary pay reductions.

Annual Cash Incentive Awards

KEY HIGHLIGHTS:

■  The Company set rigorous goals for the 2022 annual cash incentive awards.

■

Due to COVID-19 and other external factors impacting our business, we made several structural changes to our corporate performance metrics in 2022, such as measuring our financial and operational metrics by two halves of the year.

■  In 2022, we introduced a modifier to bolster our focus on achieving profitability.

For 2022, for Messrs. Hayes and Nelson and Mses. Geraghty, Hurley and Clements, the annual cash incentive award was based 75% on our corporate performance factor and 25% on individual performance of goals set at the beginning of the year.

For 2022, the Compensation Committee approved the following target and maximum bonus opportunities for our NEOs:

Executive	Target Incentive Award Opportunity (% of Salary)
Robin Hayes	175
Joanna Geraghty	125
Ursula Hurley	30
Carol Clements	60
Brandon Nelson	60

The Compensation Committee may adjust the formulaic funding upwards or downwards by up to 35%, including reduction of payout to 0%, based on qualitative and quantitative factors.

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Corporate Performance Factor

In early 2022, we established corporate performance factor (“CPF”) metrics. Considering the continued uncertainty around the timing and strength of industry recovery and other external factors, we determined it was appropriate to continue to set financial and operational goals and evaluate performance in two six-month periods. To bolster leadership’s focus on achieving profitability, we added a profitability modifier to the CPF for 2022.

At year end, we reported on our achievement of the CPF to the Compensation Committee. The Compensation Committee relied on our performance assessment framework to evaluate our results on each metric and then performed a collective assessment across all goals to determine a CPF payout, which was then applied to our annual cash incentive bonus awards. For 2022, the CPF was determined as follows:

Measure	Weight	Target		Performance		Profitability Modifier	Payout Achieved	Actual Payout(4)
		H1	H2	H1	H2
Pre-Tax Margin(1)	33.3%	(3%)	0%	(12%)	3.7%	50 pts (25 pts for Q3 and 25 pts for Q4)	116.8%	119%
Controllable Costs(2)	33.3%	7%	12%	14.2%	13.1%
Customer Index(3)	33.3%	40.2/70.1	39.9/70.1	37.1/65.9	42.8/67.2

(1)	Pre-Tax Margin is a financial measure calculated using generally accepted U.S. accounting principles.
(2)	Controllable Cost is a financial measure to focus on costs which we can control, unlike fuel, for example, which is subject to external factors. We evaluate Controllable Cost on a year-over-year percentage change basis.
(3)	Customer Index is a non-financial measure, and is a combined score for controllable service delivery (“Crewmember WOW”) and on time performance, which are customer satisfaction drivers.
(4)	Operations performance adjusted for December 2022 storm event.

As noted, a NEO’s performance against individual goals counts toward the annual incentive award. Our CEO evaluates the other NEOs’ performance based on objective criteria, self-evaluations, and a subjective assessment based on perceived level of difficulty and enterprise impact of the goals. The Compensation Committee measures the CEO’s achievement, and the Compensation Committee makes a CEO compensation recommendation to the Board.

Long-Term Incentive Awards

KEY HIGHLIGHTS:

■  Prior to COVID-19, the Company awarded RSUs and PSUs consistent with its typical annual equity grant practices.

■  In light of the pandemic, the Company elected to pause 2020 grants of PSU awards, and no substitute awards or adjustments to other elements of compensation were made to replace the value of the PSU awards.

■  In 2021, we reinstated the PSU program with a view toward leadership retention, establishing metrics and targets intended to pay out in 2024.

■  In 2022, we did not grant PSUs but instead granted PCAs.

All of the long-term incentive elements of our compensation program for our NEOs either vest over a multi-year period or include long-term performance measures.

Long-term incentive award grants directly align NEOs’ interests with the interests of stockholders by rewarding achievement of long-term performance goals and increases in the value of our share price. Such grants enable us to attract, retain and motivate highly qualified individuals for leadership positions within the Company.

We use RSUs, based on the achievement of individual goals set the previous year, and with a three-year service-based vesting period, to retain and motivate our crewmembers, including our NEOs. We also use PCAs, which will be settled based on the Company’s three-year performance.

Restricted Stock Units

We grant equity in the form of RSUs in connection with our annual performance review process, and upon hire or promotion. Our annual equity grants are made following the Compensation Committee meeting early in the year and vest in equal annual installments over the next three years and are forfeitable if the leader were to leave the Company before the awards are fully vested.

Based on the NEO’s role, we determine the NEO’s target opportunity, as shown in the table below. Individuals may receive between 50 to 200% of target based on their performance, as assessed by the Compensation Committee and Mr. Hayes.

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The ranges were selected based on peer compensation data and in light of the Company’s internal pay equity considerations and its financial performance. In 2022, our NEOs had goals to support the Company’s financial security, ensure the safety of customers and crewmembers and maintain our culture.

Name and Title	2022 Target Opportunity for RSUs ($)
Robin Hayes	1,100,000
Joanna Geraghty	750,000
Ursula Hurley	100,000	(1)
Carol Clements	500,000
Brandon Nelson	400,000
(1)	Ms. Hurley’s 2022 Targets were based on her roles prior to her promotion to CFO, due to compensation restrictions associated with the Government Support.

Performance Cash Awards

For the performance period 2022-2024, the Company’s long-term incentive metrics included Absolute Pre-Tax Margin, Relative Pre-Tax Margin, and an ESG Performance Index, weighted at 50%, 25% and 25%, respectively. The number of PCAs earned at the end of the three-year performance period will vary based on the actual performance over that period. The value earned will be delivered in cash following the completion of the three-year performance period, subject to our performance against the pre-established corporate goals and certification by the Compensation Committee. Payouts in respect of the 2022 PCAs may range from 0 to 200% of the target award based on the Company’s performance measured against these metrics.

The 2022 PCA opportunities, at target, are: $1,700,000 for Mr. Hayes, $1,150,000 for Ms. Geraghty, $800,000 for Ms. Hurley, $300,000 for Ms. Clements and $600,000 for Mr. Nelson. The PCA maximum is 200% of target and the minimum is 50% of target. If performance were to come in below the minimum award opportunity for the PCA goals, the PCA would pay out at zero.

We believe that the targets were designed to be challenging but attainable if the performance period results in what we consider to be successful years. We must meet or exceed the industry average to hit our targets.

Performance Stock Units

Due to the significant impact of the COVID-19 pandemic on the aviation industry in general and on our business in particular, the Compensation Committee did not adopt performance metrics for the 2020-2022 performance period and no PSUs were granted in 2020.

Executive Retention Agreements

The Government Support has been critical for the Company, and the aviation industry in general. However, the Government Support required us to restrict how we compensate our leaders. See – Government Support: The CARES Act, the Consolidated Appropriations Act and the American Rescue Plan. In 2021, we instituted a new, fully “at-risk,” compensation tool that we call the ERA. The ERAs that were granted to our NEOs are intended to retain and motivate key leaders to remain with the Company to guide JetBlue through the pandemic’s effect on the aviation industry. The amounts of the “at risk” ERAs were designed to help ensure key leaders of the Company with deep airline industry expertise continue to steward the Company during the unprecedented economic disruption caused by the pandemic. The ERAs were designed to retain and motivate our key leaders and to further align their interests with those of our stockholders. When setting the terms of the ERAs, the Compensation Committee and the Board considered that each leader’s pay package was substantially reduced in 2020 and into the first quarter of 2021 through a combination of base salary reductions, the suspension of performance stock unit awards for the 2020-2022 performance cycle (with no substitution awards or other adjustments made to replace their value), notwithstanding our NEOs extraordinary leadership during these unprecedented times. In addition, the Compensation Committee and the Board considered the compensation and retention challenges expected over the next several years due to continued uncertainty as to the long-term effects of the pandemic on the industry coupled with certain Government Support limitations affecting the Company’s ability to provide market-competitive compensation opportunities. These concerns are particularly acute for the Company given these crewmembers’ expertise and demonstrated leadership, which are, to varying degrees, valued and transferrable to other companies both within – and outside – the airline industry. The ERAs are structured to be fully “at risk” compensation, dependent on: (i) the lapse of the compensation limitations under our Government Support; (ii) the continued employment of the NEO at the time of payment; and (iii) ultimately, the approval of our independent Compensation Committee or the Board, as applicable.

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Other Compensation Policies and Information

Results of the 2022 Advisory Vote on Executive Compensation (“Say-on-Pay”)

At our 2022 annual meeting of stockholders, our stockholders were asked to approve, on an advisory basis, the Company’s fiscal 2021 NEOs’ compensation (“say-on-pay”). Approximately 90.97% of the aggregate votes cast on the “say-on-pay” proposal at that meeting were voted in favor of the proposal. JetBlue engages with stockholders and other stakeholders to discuss a variety of aspects of our business and welcomes stockholder input and feedback.

The Compensation Committee strives to continue to ensure that the design of the Company’s executive compensation programs is focused on long-term stockholder value creation, emphasizes pay for performance and does not encourage the taking of short-term risks at the expense of long-term results. The Compensation Committee intends to continue to use the “say-on-pay” vote as a guidepost for stockholder sentiment and continues to take into account stockholder feedback in making compensation decisions.

All Other Compensation

Perquisites and Other Personal Benefits

We offer limited perquisites and other personal benefits to our NEOs. The Compensation Committee believes that these perquisites are reasonable and consistent with prevailing market practice and the Company’s overall compensation program. Perquisites are not a material part of our compensation program. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our NEOs. See “—Summary Compensation Table — All Other Compensation.”

Post-Employment Benefits

To promote retention and recruiting, we also offer limited arrangements that provide certain post-employment benefits in order to alleviate concerns that may arise in the event of a crewmember’s separation from service with us and enable crewmembers to focus on Company duties while employed by us.

■	Severance Benefits. In the event of a change in control, post-employment severance benefits for our NEOs are provided through our Executive Change in Control Severance Plan (the “Executive Plan”) and our Amended and Restated 2011 Incentive Compensation Plan (the “2011 Plan”) and our Omnibus Plan, as applicable. Our Executive Plan is intended to ensure stability within the Company during a period of uncertainty resulting from the possibility of a change in control of the Company by providing incentives for certain designated crewmembers, including our NEOs, to remain in our employ. See “—Agreements Governing Termination,” “—Agreements Governing a Change in Control” and “—Potential Payments Upon Termination or Change in Control” below.

■	Retirement Benefits. Our executive officers may participate in our 401(k) defined contribution retirement plan provided to substantially all other U.S. crewmembers and do not receive special retirement plans or benefits. For our executive officers as well as all other participating crewmembers, we match employee contributions under this plan 100% up to 5% of eligible earnings, subject to all applicable regulatory limits, and the match vests over three years. Our award agreements include retirement provisions for retirement eligible crewmembers, which provide for continued vesting of RSUs, PCAs and PSUs.

Tax Considerations

With exceptions only for compensation paid pursuant to certain binding contracts as described in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the tax deduction for annual compensation of each of our NEOs is limited to $1 million. Although the Compensation Committee considers the impact of Section 162(m), it believes that stockholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in crafting the Company’s executive compensation program, even if non-deductible compensation expenses could result.

Other provisions of the Code can also affect compensation decisions. Under Sections 280G and 4999 of the Code, a 20% excise tax is imposed upon certain individuals who receive payments in connection with a change in control if the payments received by them equal or exceed an amount generally approximating 3x their average annual compensation. The excise tax may be imposed on all such payments generally exceeding 1x an individual’s average annual compensation. A company will also lose its tax deduction for such “excess parachute payments.” In approving the compensation arrangements for our NEOs, the Compensation Committee will consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 280G of the Code. However, the Compensation Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Code and the imposition of excise taxes under Section 4999 of the Code when it believes that such arrangements are appropriate to attract and retain executive talent.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the “Compensation Discussion and Analysis”. Based on such review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

The Compensation Committee of JetBlue:

Teri McClure (Chair)
Peter Boneparth
Sarah Robb O’Hagan
Thomas Winkelmann

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SUMMARY COMPENSATION TABLE

The following table provides certain information concerning the compensation earned by NEOs for services rendered to us during the years ended December 31, 2022, 2021 and 2020:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Robin Hayes Chief Executive Officer	2022	693,750	—	1,299,995	1,429,000	34,529	3,457,274
	2021	593,750	—	2,424,975	410,000	21,030	3,449,755
	2020	435,417	—	1,199,992	410,200	17,580	2,063,189
Joanna Geraghty President and Chief Operating Officer	2022	620,000	—	849,992	979,500	18,676	2,468,168
	2021	536,750	—	1,524,965	371,000	26,062	2,458,777
	2020	393,417	—	718,740	282,500	17,030	1,411,687
Ursula Hurley Chief Financial Officer	2022	306,417	—	—	175,000	41,912	523,329
	2021	276,412	—	99,987	110,000	28,722	515,121
Carol Clements Chief Digital and Technology Officer	2022	513,750	—	599,990	411,000	200,213	1,724,953
	2021	342,629	25,000	519,981	201,141	129,520	1,218,271
Brandon Nelson General Counsel and Corporate Secretary	2022	468,333	—	149,986	350,000	38,447	1,006,766
	2021	438,750	—	319,994	220,000	27,924	1,006,668
	2020	390,000	—	312,495	220,000	21,681	944,176
(1)	Compensation reported under this column consists of signing bonuses and spot bonuses. Annual performance-based Cash Incentive Awards are reported above under the “Non-Equity Incentive Compensation” column.
(2)	Represents the grant date fair value of the RSUs based on JetBlue’s stock price on the grant date. The RSUs reported here, granted in 2022, are based on the Individual’s and Company’s performance in 2021. Please refer to Note 7 on our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC, for further discussion related to the assumptions used in our valuation as well as the disclosure of the accounting expense recognized. No PSUs were granted in 2022. For information on the valuation assumptions with respect to grants made prior to 2022, please refer to the notes to our financial statements in our applicable Annual Report on Form 10-K. See the “Grants of Plan-Based Awards” table below for further information on RSUs.
(3)	Represents annual cash incentive bonus earned in 2022, 2021 and 2020, based upon each NEO’s achievement of certain specified annual performance targets. The amounts earned in 2022 were paid on February 21, 2023, the amounts earned in 2021 were paid on February 18, 2022, and the amounts earned in 2020 were paid on February 19, 2021. See “Compensation Discussion and Analysis—Annual Incentive Bonuses” above.
(4)	Represents Company 401(k) matching contributions under the JetBlue Airways Corporation Retirement Plan in which all of our crewmembers are eligible to participate, as well as life insurance premiums, positive space flights, Lift awards from our internal crewmember recognition program, relocation reimbursement, payment of accrued paid time off, and executive physicals, if any. For Ms. Clements, this amount includes Company-paid relocation expenses of $182,072 in 2022. The 401(k) matching contribution for each of Messrs. Hayes and Nelson, and each of Mses. Geraghty, Hurley and Clements was $15,250.

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GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information concerning individual grants of equity and non-equity plan-based awards made to the NEOs during the fiscal year ended December 31, 2022:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of	Closing Market Price on Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units (#)(2)
Robin Hayes
RSU	2/23/2022	—	—	—	—	—	—	84,967	15.30	1,299,995
PCA	7/26/2022	850,000	1,700,000	3,400,000	—	—	—	—	—	—
Annual Cash Incentive		612,500	1,225,000	2,450,000	—	—	—	—	—	—
Joanna Geraghty
RSU	2/23/2022	—	—	—	—	—	—	55,555	15.30	849,992
PCA	7/26/2022	575,000	1,150,000	2,300,000	—	—	—	—	—	—
Annual Cash Incentive		390,625	781,250	1,562,500	—	—	—	—	—	—
Ursula Hurley(4)
PCA	7/26/2022	—	800,000	1,600,000	—	—	—	—	—	—
Annual Cash Incentive		400,000	92,550	185,100	—	—	—	—	—	—
Carol Clements
RSU	2/23/2022	—	—	—	—	—	—	39,215	15.30	599,990
PCA	7/26/2022	150,000	300,000	600,000	—	—	—	—	—	—
Annual Cash Incentive		154,500	309,000	618,000	—	—	—	—	—	—
Brandon Nelson
RSU	2/23/2022	—	—	—	—	—	—	9,803	15.30	149,986
PCA	7/26/2022	300,000	600,000	1,200,000	—	—	—	—	—	—
Annual Cash Incentive		141,000	282,000	564,000	—	—	—	—	—	—
(1)	Represents annual cash incentive awards and PCAs, which were granted in July 2022 under our Omnibus Plan and will be paid, if at all, based on the Company’s performance in years 2022-2024. The Threshold column reflects, for annual cash incentives, the minimum annual cash incentive award that would have been awarded had we achieved minimum performance targets for 2022 and, for PCAs, the minimum award payout based on achieving the minimum level of performance in each of the performance metrics described in the relevant PCA Agreement. The Target column reflects, for annual cash incentives, the award if we were to achieve all of our 2022 performance targets and, for PCAs, the target award payout if we were to achieve target level performance. The Maximum column reflects, for annual cash incentives, awards that would have been payable for our 2022 performance had we exceeded all of our performance targets for the year and, for PCAs, the maximum award payout if we were to achieve the maximum level of each of the performance metrics as described in “Compensation Discussion & Analysis - Performance Cash Awards” above. The payouts for annual cash incentives are based on performance goals established at the beginning of the year and are therefore completely at risk. The performance goals for determining the payout are described in “Compensation Discussion and Analysis - Annual Cash Incentive Awards” above. Actual payouts are reported in the “Non-Equity Incentive Compensation” column of the Summary Compensation Table.
(2)	Represents RSUs granted under our Omnibus Plan. Subject to the NEO’s continued employment, these equity awards vest in a series of three equal annual installments commencing on the first anniversary of the grant date, subject to immediate vesting upon termination following change in control events.
(3)	Represents total grant date fair value of RSUs as determined in accordance with FASB ASC Topic 718. Please refer to Note 7 of our consolidated financial statements in our 2022 Annual Report on Form 10-K for further discussion related to the assumptions used in our valuations of RSUs.
(4)	No RSUs were granted to Ms. Hurley in 2022, due to the Government Support compensation limitations.

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Summary of Employment Agreement with Mr. Hayes

On February 12, 2015, the Company and Mr. Hayes executed an employment agreement for Mr. Hayes as Chief Executive Officer and President of the Company. The agreement commenced on February 16, 2015, when Mr. Hayes became the Company’s CEO and President. On September 5, 2021, the Company and Mr. Hayes amended Mr. Hayes’ employment agreement to extend his term of employment through September 1, 2023. On December 8, 2022, the Company and Mr. Hayes executed a further amendment to Mr. Hayes’ employment agreement, extending his term of employment for an additional two years, through September 1, 2025. The remaining terms of Mr. Hayes’ employment agreement are unchanged. Mr. Hayes will continue to be eligible to receive an annual award of RSUs and an annual award of PSUs pursuant to his employment agreement, as amended, both pursuant to the Company’s equity compensation plans and related award agreements. The agreement provides for health, welfare and flight benefits as provided to other senior executive officers of the Company. The agreement provides for termination for cause, and for severance should Mr. Hayes be terminated during the term without cause. The agreement provides for customary confidentiality, non-competition, non-solicitation and non-disparagement provisions. The agreement is terminable by Mr. Hayes or by the Company, in each case as more fully described below under “Potential Payments upon Termination or Change In Control.” See “— Agreements Governing Termination.”

Summary of Agreements with Other Named Executive Officers

In 2022, none of Mr. Nelson, Mses. Geraghty, Hurley nor Clements, had employment agreements with the Company.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information concerning all outstanding equity awards for each NEO at December 31, 2022:

		Stock Awards
Name	Grant Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Robin Hayes	02/25/2020	20,953	135,775	—	—
	02/25/2021	44,119	285,891	—	—
	04/13/2021	—	—	53,658	347,704
	02/23/2022	81,074	525,360	—	—
Joanna Geraghty	02/25/2020	13,128	85,069	—	—
	02/25/2021	31,348	203,135	—	—
	04/13/2021	—	—	30,487	197,556
	02/23/2022	55,555	359,996	—	—
Ursula Hurley	02/25/2020	2,740	17,755	—	—
	02/25/2021	3,483	22,570	—	—
Carol Clements	06/24/2021	20,015	129,697	—	—
	02/23/2022	39,215	254,113	—	—
Brandon Nelson	02/25/2020	5,708	36,988	—	—
	02/25/2021	7,663	49,656	—	—
	04/13/2021	—	—	4,878	31,609
	02/23/2022	9,803	63,523	—	—

(1)	Please refer to the table below for the applicable vesting schedules of outstanding RSU and PSU awards.

Grant Date	Vesting Schedule
2/25/2020	One-third in three equal annual installments beginning on February 25, 2021
2/25/2021	One-third in three equal annual installments beginning on February 25, 2022
4/13/2021	Three-year cliff vesting beginning on April 13, 2021, and subject to meeting certain performance goals for fiscal years 2021, 2022 and 2023, payable in 2024
6/24/2021	One-third in three equal annual installments beginning on June 24, 2022
2/23/2022	One-third in three equal annual installments beginning on February 23, 2023
(2)	The amount listed in this column, Market Value of Shares or Units of Stock That Have Not Vested, represents the product of the closing market price of the Company’s stock as of December 31, 2022 ($6.48) multiplied by the number of shares of stock subject to the award.
(3)	For PSU awards granted in 2021 under our Omnibus Plan, the actual number of shares earned (if any) will be based on achievement of performance metrics (Absolute EBITDA, Adjusted Debt to Cap Ratio, and ESG Index Performance) at the end of the applicable performance period, December 31, 2023. The number of shares reported for the 2021 PSU awards under our Omnibus Plan (and the payout value) is based on achieving target (100%) performance because as of December 31, 2022, the 2021 PSUs were tracking at target performance. Upon performance certification by our Compensation Committee at the end of the applicable performance period, the 2021 PSUs will be payable in common stock, in a range of 0% to 200%.

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OPTION EXERCISES AND STOCK VESTED

The following table provides information concerning the vesting of RSU awards during 2022 for each NEO. No PSUs vested in 2022.

	STOCK AWARDS(1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robin Hayes	69,073	1,034,511
Joanna Geraghty	40,878	628,471
Ursula Hurley	6,897	106,380
Carol Clements	10,007	81,557
Brandon Nelson	13,887	214,070
(1)	Shares vested consist of vested RSUs. We determined the value realized for the vesting of these shares using the fair market value of our common stock on the vesting date.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Each of our NEOs may receive various payments if his or her employment is terminated, depending on the grounds for the termination. Employment may be terminated in various ways, including the following:

■	Voluntary termination of employment by the NEO (with or without “good reason,” as that term is defined in the applicable plan or agreement);
■	Termination of employment by the Company (with or without “cause,” as that term is defined in the applicable plan or agreement);
■	Termination in the event of the disability or death of the NEO; and
■	Termination following a change in control of the Company.

Beginning on page 63, we provide estimates of the payments that our NEOs would have received had their employment been terminated as of December 31, 2022.

Potential payments made to Mr. Hayes upon the termination of his employment or upon a change in control are governed by the terms of his employment agreement with the Company and the benefit plans in which he participates. The Company has a Severance Plan (as defined below) that would govern the compensation payable upon the termination of our executives, including our NEOs. As of December 31, 2022, neither Mr. Nelson, nor Mses. Geraghty, Hurley and Clements had employment agreements with the Company.

Agreements Governing Termination (not in Connection with a Change in Control)

Potential Payments to Mr. Hayes upon Termination

We have an employment agreement, as amended, with Mr. Hayes, our CEO, until September 1, 2025. Under Mr. Hayes’ employment agreement, if Mr. Hayes were terminated without Cause (as defined in the Severance Plan), he would be paid as if eligible for severance under the Severance Plan. Under Mr. Hayes’ employment agreement, if the Company were to terminate Mr. Hayes’ employment for Cause or if Mr. Hayes were to resign from the Company, Mr. Hayes would only be entitled to payment of unpaid base salary through and including the date of termination or resignation and any other amounts or benefits required to be paid or provided by law or under any plan, program, policy or practice of the Company. If, after termination of his employment without Cause, Mr. Hayes were to breach any of the confidentiality, non-competition, non-solicitation or return of proprietary materials provisions contained in the agreement, he would forfeit, as of the date of such breach, all of the payments and benefits described in this paragraph. If Mr. Hayes’ employment were terminated by reason of his death or Disability (as defined in the employment agreement), the Company would pay Mr. Hayes (or his estate, as applicable), his base salary through and including the date of termination and any other accrued compensation and benefits.

JETBLUE AIRWAYS CORPORATION  |  2023 PROXY STATEMENT     60

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Potential Payments to Other Named Executive Officers

As of December 31, 2022, we had no contractual obligations to make severance payments to any of our NEOs other than Mr. Hayes (except as provided in the Severance Plan described below).

Severance Plan Summary

On May 22, 2014, upon recommendation of the Compensation Committee, the Board approved and adopted the JetBlue Airways Corporation Severance Plan (the “Severance Plan”). Capitalized terms used in this summary and not otherwise defined have the meanings ascribed to them in the Severance Plan. The Severance Plan provides that upon the occurrence of a Severance Event, a crewmember who meets the plan conditions for eligibility (a “Participant”) will be paid cash severance, pursuant to a formula based on job level at the Termination Date and years of service. The Severance Plan also provides for payment of pro-rated average annual bonus, and either forfeiture, or continued vesting of various outstanding equity awards (depending on award type and conditions upon grant). Participants may receive medical and/or dental benefits, COBRA payments, and career transition consulting services. If a crewmember is terminated for Cause, no severance benefits are payable. The Severance Plan defines “Cause” as a Participant’s (a) conviction of, or plea of no contest to, a felony or other crime involving moral turpitude or dishonesty; (b) participation in a fraud or willful act of dishonesty against the Company or a subsidiary of the Company that adversely affects the Company or any such subsidiary in a material way; (c) willful breach of the Company’s policies that affects the Company in a material way; (d) causing intentional damage to the Company’s property or business; (e) conduct that constitutes gross insubordination; or (f) habitual neglect of his or her duties with the Company or a subsidiary of the Company. The determination of whether a Termination of Employment is for Cause will be made by the Plan Administrator in its sole and absolute discretion, and such determination shall be conclusive and binding on the affected Participant. Although the Severance Plan was amended in 2020 to add certain types of opt outs to the list of Severance Events, NEOs were not included in the amendment.

Arrangements Governing a Change in Control

Executive Change in Control Plan

On June 28, 2007, upon recommendation of the Compensation Committee, the Board approved and adopted the JetBlue Airways Corporation Executive Change in Control Severance Plan (the “Executive Plan”). A “Change in Control,” as defined in the Executive Plan, means: (i) a reorganization, merger, consolidation or other corporate transaction involving JetBlue, such that the stockholders of the Company immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting power of the Company in substantially the same proportions as their ownership, immediately prior to such business combination, of the voting securities of the Company; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets, or the consummation of a plan of complete liquidation or dissolution of the Company. The Executive Plan provides severance and welfare benefits to eligible employees who are involuntarily terminated from employment without cause or when they resign during the two-year period following a change in control for “Good Reason” (a “Qualifying Termination Event”). “Good Reason,” as defined in the Executive Plan, means the termination of employment by an eligible employee because of any of the following events: (1) a 10% reduction by the Company (other than in connection with a Company-wide, across-the-board reduction), in (x) his or her annual base pay or bonus opportunity as in effect immediately prior to the change in control date or (y) his or her bonus opportunity or 12 times his or her average monthly salary, or as the same may be increased from time to time thereafter; (2) a material reduction in the duties or responsibilities of the eligible employee from those in effect prior to the change in control; or (3) the Company requiring the eligible employee to relocate from the office of the Company where an eligible employee is principally employed immediately prior to the change in control date to a location that is more than 50 miles from such office of the Company (except for required travel on the Company’s business to an extent substantially consistent with such eligible employee’s customary business travel obligations in the ordinary course of business prior to the change in control date). For purposes of the Executive Plan, “Cause” means a conviction of or a plea of no contest to any felony or a crime involving moral turpitude or dishonesty; fraud or breach of Company policies which materially adversely affects the Company; intentional damage to the Company’s property or business; habitual conduct that constitutes gross insubordination; or habitual neglect of his or her duties with the Company.

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A NEO who incurs a Qualifying Termination Event will be entitled to receive two years of salary and two times his or her target bonus for the year in which termination occurs. In addition, each employee covered by the Executive Plan will be entitled to: (i) payment of his or her accrued but unused paid time off as of the date of termination; (ii) a pro rata portion of his or her annual bonus for the year in which termination occurs; and (iii) payment for certain unreimbursed relocation expenses incurred by him or her (if any). Each employee covered by the Executive Plan who incurs a Qualifying Termination Event will also be entitled to receive reimbursement for all costs incurred in procuring health and dental care coverage for such employee and his or her eligible dependents under COBRA. Such reimbursements will be made for 18 months for our NEOs. During the reimbursement period, if an eligible employee becomes covered under group health and dental care plans providing substantially comparable benefits to those provided to similarly situated active employees of the Company, then the Company’s COBRA reimbursement payments will be eliminated. In addition, named executive officers are eligible for flight benefits for two years following a Qualifying Termination Event.

With respect to NEOs, the Executive Plan also contains an excise tax gross-up provision whereby if such employees incur any excise tax by reason of his or her receipt of any payment that constitutes an excess parachute payment, as defined in Section 280G of the Code, the employee will be entitled to a gross-up payment in an amount that would place him or her in the same after-tax position he or she would have been in had no excise tax applied.

The Executive Plan may be amended or terminated by the Company at any time prior to a change in control. In addition, under the terms of the Executive Plan, the Board is required to reconsider the terms of the plan within the 90-day period immediately prior to the third anniversary of its adoption in light of then-current market practices. Such reconsideration took place in September 2010 and the Board made no changes to the Executive Plan in light of the then ongoing industry changes.

In 2013, JetBlue adopted a policy that affirmatively states that JetBlue Airways Corporation, going forward, will not make or promise to make to its senior executives any tax gross up payments except for those provided pursuant to a plan, policy or arrangement applicable to leadership employees generally, other than any tax gross up payments pursuant to existing contractual obligations or the terms of any compensation or benefit plan currently in effect. For this purpose, a “gross up” would be defined as any payment to or on behalf of a senior executive the amount of which is calculated by reference to his or her estimated tax liability.

Potential payments upon a change in control under the Executive Plan are estimated in the table below captioned “Potential Payments Upon Termination.”

Potential Payments in Connection with our Equity Incentive Plans

Under the 2011 Plan, a Change in Control of the Company (as defined in the 2011 Plan) will have no effect on outstanding awards under the plan that the Board or the Compensation Committee determines will be honored or assumed or replaced with new rights by a new employer (referred to as an alternative award), so long as the alternative award (i) is based on securities that are, or within 60 days after the change in control will be, traded on an established United States securities market; (ii) provides the holder with rights and entitlements (such as vesting and timing or methods of payment) that are at least substantially equivalent to the rights, terms and conditions of the outstanding award; (iii) has an economic value that is substantially equivalent to that of the outstanding award; (iv) provides that if the holder’s employment with the new employer terminates under any circumstances, other than due to termination for Cause (as defined in the 2011 Plan) or resignation without Good Reason (as defined in the 2011 Plan), within 18 months following the Change in Control (or prior to a Change in Control, but following the date on which we agree in principle to enter into that Change in Control transaction), (1) any conditions on the holder’s rights under, or any restrictions on transfer or exercisability applicable to, the alternative award will be waived or will lapse in full, and the alternative award will become fully vested and exercisable, and (2) the alternative award may be exercised until the later of (a) the last date on which the outstanding award would otherwise have been exercisable, and (b) the earlier of the third anniversary of the change in control and expiration of the term of the outstanding award; and (v) will not subject the holder to additional taxes or interest under section 409A of the Code.

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If the Board or the Compensation Committee does not make this determination with respect to any outstanding awards, then (i) the awards will fully vest and become non-forfeitable and exercisable immediately prior to the Change in Control; or (ii) the Board or the Compensation Committee will provide that in connection with the Change in Control (1) each outstanding option and stock appreciation right (“SAR”) will be cancelled in exchange for an amount equal to the fair market value of our common stock on the Change in Control date, reduced by the option exercise price or grant price of the option or SAR, (2) each outstanding share of restricted stock, restricted stock unit and any other award denominated in shares will be cancelled in exchange for an amount equal to the number of shares covered by the award multiplied by the price per share offered for our common stock in the change in control transaction, or, in some cases, the highest fair market value of the common stock during the 30 trading days preceding the Change in Control date, (3) any outstanding award not denominated in shares, including any award the payment of which was deferred, will be cancelled in exchange for the full amount of the award; (4) the target performance goals applicable to any outstanding awards will be deemed to be fully attained, unless actual performance exceeds the target, in which case actual performance will be used, for the entire performance period then outstanding; and (5) the Board or the Compensation Committee may otherwise adjust or settle outstanding awards as it deems appropriate, consistent with the plan’s purposes.

Under the Omnibus Plan, if within one year following a Change in Control (as defined in the Omnibus Plan), a participant’s employment or service with the Company terminates by reason of death, disability, retirement, without Cause, or for Good reason (each term as defined in the Omnibus Plan), all outstanding awards will vest and become immediately exercisable and payable, with all restrictions lifted. The Compensation Committee may take actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement of each or any outstanding award (or a portion thereof) in connection with a Change in Control, including: (1) with respect to all awards, it be assumed or substituted by the surviving entity; (2) with respect to options and SARs, for a period of at least 15 days prior to the Change in Control, any options or SARs be exercisable as to all shares subject to the option or SAR, and that upon the occurrence of the Change in Control, such option or SAR will terminate and be of no further force and effect; (3) with respect to awards not previously exercised or settled, it be cancelled in exchange for a payment in cash, stock or other property, in an amount equal to the fair market value of the consideration to be paid per share in the Change in Control, reduced by the exercise or purchase price per share under the applicable award; and (4) with respect to performance compensation awards, (A) those relating to performance periods ending prior to the Change in Control that have been earned but not paid be immediately payable, (B) all then-in-progress performance periods for outstanding awards shall end, and either (a) the participants be deemed to have earned an award equal to their target award opportunity for the performance period in question, or (b) at the Compensation Committee’s discretion, the Compensation Committee will determine the extent to which performance criteria have been met with respect to each performance compensation award, if at all, (C) the Company pay to each participant their partial or full performance compensation award in cash, shares or other property as determined by the Compensation Committee within 30 days of the Change in Control based on the Change in Control consideration, or (D) it be terminated and canceled for no consideration. The Compensation Committee may vary the treatment of awards among participants, and among awards granted to a participant, in exercising its discretion upon a Change in Control, subject to applicable laws and regulations.

The term “Change in Control,” as used in the 2011 Plan and the Omnibus Plan, means, very generally, any of the following: (a) the acquisition by certain persons of voting securities representing 30% or more of our common stock or of the combined voting power of all of our voting securities, (b) certain changes in the majority of the members of our Board, (c) certain corporate transactions, such as a merger, reorganization, consolidation or sale of substantially all of our assets, that result in certain changes to the composition of our stockholders, or (d) a complete liquidation or dissolution of JetBlue.

Potential payments upon a Change in Control under the 2011 Plan and the Omnibus Plan are provided in the table below captioned “Potential Payments Upon Termination.”

Potential Payments Upon Termination

The table below sets forth potential benefits that each named executive officer would be entitled to receive upon termination of employment under the various circumstances outlined above. The amounts shown in the table are the amounts that would have been payable under existing plans and arrangements if the named executive officer’s employment had terminated on December 31, 2022. Potential payments to each of Ms. Clements, Geraghty and Hurley, Messrs. Hayes and Nelson upon the termination of their employment or upon a change in control are governed by the terms of the benefit plans in which they participate, including the Executive Change in Control Plan, 2011 Plan and the Omnibus Plan. None of Mses. Geraghty, Hurley, Clements nor Mr. Nelson have an employment agreement with the Company. Values for RSU grants and PSU grants are based on our common stock closing price of $6.48 on the NASDAQ Global Select Market on December 30, 2022. The table below does not include amounts to which the NEOs would be entitled that are already described in the other compensation tables appearing earlier in this proxy statement, including the value of equity awards that have already vested. The actual amounts that would be payable in these circumstances can only be determined at the time of the executive’s termination or a change in control and accordingly, may differ from the estimated amounts set forth in the table below.

JETBLUE AIRWAYS CORPORATION  |  2023 PROXY STATEMENT     63

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POTENTIAL POST-EMPLOYMENT COMPENSATION

	Multiple of Base Salary and Target Bonus ($)(1)	Pro-Rata Annual Bonus(2)	Accelerated or Continued Vesting of RSUs ($)	Accelerated or Continued Vesting of PSUs ($)	Accelerated or Continued Vesting of PCAs ($)	All Other Compensation ($)	Estimated Tax Gross-Up ($)(3)	Total ($)(4)
Robin Hayes
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(5)	1,400,000	410,100	947,026	231,803	566,150	132,232	—	3,687,311
Termination for reasons of Death or Disability(6)	—	1,225,000	947,026	231,803	566,150	—	—	2,969,979
Termination for reasons of Retirement(7)	—	—	947,026	231,803	566,150	—	—	1,744,979
Qualifying Termination after Change of Control (double trigger)(8)	3,850,000	1,225,000	947,026	347,704	1,700,000	78,762	—	8,148,492
Joanna Geraghty
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(5)	1,250,000	326,750	306,634	—	—	132,232	—	2,015,616
Termination for reasons of Death or Disability(6)	—	—	643,928	514,687	382,984	—	—	1,541,599
Termination for reasons of Retirement(7)	—	—	—	—	—	—	—	—
Qualifying Termination after Change of Control (double trigger)(8)	2,812,500	781,250	648,201	197,556	1,150,000	79,110	—	5,668,617
Ursula Hurley
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(5)	617,000	108,000	29,043	—	—	118,475	—	872,518
Termination for reasons of Death or Disability(6)	—	—	39,433	—	266,423	—	—	305,856
Termination for reasons of Retirement(7)	—	—	—	—	—	—	—	—
Qualifying Termination after Change of Control (double trigger)(8)	802,100	92,550	40,325	—	800,000	51,252	684,439	2,470,666
Carol Clements
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(5)	515,000	309,000	149,558	—	—	26,475	—	1,000,033
Termination for reasons of Death or Disability(6)	—	—	383,810	—	99,909	—	—	483,719
Termination for reasons of Retirement(7)	—	—	—	—	—	—	—	—
Qualifying Termination after Change of Control (double trigger)(8)	1,648,000	309,000	383,810	—	300,000	51,252	1,009,987	3,702,049
Brandon Nelson
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(5)	940,000	220,000	82,996	—	—	122,232	—	1,365,228
Termination for reasons of Death or Disability(6)	—	—	148,310	21,073	199,818	—	—	369,201
Termination for reasons of Retirement(7)	—	—	—	—	—	—	—	—
Qualifying Termination after Change of Control (double trigger)(8)	1,504,000	282,000	150,168	31,609	600,000	79,110	1,009,788	3,656,675

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(1)	As of December 31, 2022, we had no contractual obligations to make any severance payments to our NEOs, other than Mr. Hayes, under the terms of his employment agreement. Should any of the NEOs be terminated without Cause or Good Reason, under our Severance Plan, and based on titles and years of service, the NEOs would be entitled to the following salary continuation amounts: Mses. Geraghty and Hurley, and Messrs. Hayes and Nelson: two (2) years; Ms. Clements one (1) year of severance payments as of December 31, 2022. Mr. Hayes’ employment agreement provides that, if terminated by the Company, he would receive compensation as provided for in the Severance Plan.
(2)	As the assumed termination date for this table is December 31, 2022, the amounts listed do not reflect pro-ration. The Severance Plan provides for payment of an average annual cash incentive award equal to the average of the last two annual bonuses. If termination were to occur for reasons of death or disability, the payment represents target annual bonus for the year in which termination occurs for Mr. Hayes only, as outlined in his employment agreement. Under a change in control scenario, the payment represents a target annual cash incentive award for the year in which termination occurs, which is payable under the Executive Plan.
(3)	Under Sections 280G and 4999 of the Code, a 20% excise tax is imposed upon individuals who receive payments upon a change in control to the extent payments received by the individuals exceed an amount approximating three times their average annual compensation, as discussed above under “Compensation Discussion and Analysis - Tax and Accounting Impact.” As discussed above under “Potential Payments upon Termination or Change In Control - Arrangements Governing a change in Control - Executive change of Control Plan” under our Executive Plan, we provide for tax “gross-up” payments to cover the cost of this excise tax.
(4)	Excludes the ERAs discussed at page 52 above which the Company considers “at risk” compensation. The ERAs would only become payable 30 days following the lapse of the Government Support restrictions and only if the Board or the Compensation Committee certifies the achievement of the applicable terms and conditions of the awards. If a NEO is terminated without cause or resigns for good reason prior to the date in which the ERAs become payable, such NEO would be eligible to receive the amounts under their ERAs as previously disclosed, subject to the lapse of the Government Support restrictions and to the certification by the Board or the Compensation Committee.
(5)	As the assumed termination date for this table is December 31, 2022, the amounts listed do not reflect pro-ration. Under the terms of the Severance Plan, based on titles and years of service, the NEOs would be entitled to the following salary continuation amounts: Mses. Geraghty and Hurley, and Messrs. Hayes and Nelson: two (2) years and Ms. Clements: one (1) year of severance pay and a bonus equal to the average of the last two (2) annual bonuses pro-rated by the number of months completed in the calendar year of termination. Based on the Severance Plan, each NEO, would be entitled to the eleven (11) months of continued vesting of RSUs following the date of termination: 146,146 RSUs for Mr. Hayes, 47,320 RSUs for Ms. Geraghty, 4,482 RSUs for Ms. Hurley, 23,080 RSUs for Ms. Clements and 12,808 RSUs for Mr. Nelson, all valued for the purpose of this table at the closing stock price on the last fiscal day of 2022 under the 2011 Plan and the Omnibus Plan. No accelerated vesting of PCAs and PSUs is assumed here, as accelerated vesting is at the discretion of the Compensation Committee, except for Mr. Hayes as he is retirement eligible for Equity Awards. All other compensation assumes (1) $30,000 in outplacement services for Mr. Hayes and Mses. Geraghty and Hurley, and $20,000 for Ms. Clements and Mr. Nelson; (2) $82,000 assumed value of lifetime flight benefits for: Mses. Geraghty and Hurley and Messrs. Hayes, and Nelson; (3) Employer costs for Medical, Dental, & Vision coverage in the amount of $20,231 for Ms. Geraghty, Messrs. Hayes and Nelson, and $6,475 for Mses. Hurley and Clements.
(6)	Assumes pro-rated vesting in the event of a termination due to death or disability with a termination date of December 31, 2022. Mr. Hayes would already have been paid his full annual salary; however, he would be entitled to any other accrued compensation which would be his annual bonus related to performance year 2022. Pursuant to the respective RSU and PSU Award Agreement death or disability provisions under our 2011 Plan and the Omnibus Plan, each of Messrs. Hayes and Nelson and Mses. Geraghty, Hurley and Clements would receive pro-rated vesting of PSUs (where applicable) based on the Company’s performance metrics achieved through December 31, 2022 and prorated RSUs from the grant date through termination date due to death or disability: 146,146 RSUs and 35,772 PSUs for Mr. Hayes, 99,372 RSUs and 20,325 PSUs for Ms. Geraghty, 6,085 RSUs for Ms. Hurley, 59,230 RSUs for Ms. Clements, and 22,887 RSUs and 3,252 PSUs for Mr. Nelson valued using the closing stock price on the last fiscal day of 2022.
(7)	Assumes continued vesting in the event of a termination due to retirement with a termination date of December 31, 2022. Only Mr. Hayes is retirement eligible as of December 31, 2022.
(8)	Potential payments to each of Mses. Geraghty, Hurley and Clements, and Messrs. Hayes, and Nelson, upon a qualifying termination of their employment after a change in control are governed by the terms of the benefit plans in which they participate, including the Executive Plan, 2011 Plan and the Omnibus Plan and any ERAs. None of Mses. Geraghty, Hurley and Clements and Mr. Nelson, have employment agreements with the Company. This table assumes accelerated vesting of all outstanding equity at the closing stock price on the last fiscal day of 2022: 146,146 RSUs and 53,658 PSUs for Mr. Hayes, 100,031 RSUs and 30,487 PSUs for Ms. Geraghty, 6,223 RSUs for Ms. Hurley, 59,230 RSUs for Ms. Clements, and 23,174 RSUs and 4,878 PSUs for Mr. Nelson per the Change in Control provisions under the 2011 Plan and the Omnibus Plan. Accelerated vesting of PCAs and PSUs is assumed to be at target. Under the Executive Plan, Mses. Geraghty Hurley and Clements, and Messrs. Hayes and Nelson would be entitled to receive: (1) two (2) years of salary and two times (2x) target bonus for the year in which termination of employment occurs and (2) a pro-rated portion of annual bonus for the year in which termination occurs, at the target level of achievement; (iv) payment for certain unreimbursed relocation expenses incurred (if any); and (v) reimbursement for all costs incurred in procuring health and dental care coverage for the NEO and their eligible dependents under COBRA for 18 months. During the reimbursement period, if an eligible employee were to become covered under group health and dental care plans providing substantially comparable benefits to those provided to similarly situated active employees of the Company, then the aforementioned COBRA reimbursement payments would be eliminated. All other compensation assumes (i) $30,000 in outplacement services for Mses. Geraghty, Hurley and Clements and Messrs. Hayes and Nelson; (ii) $8,200 in assumed value flight benefits for two (2) years for each of the NEOs.

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PAY RATIO OF CHIEF EXECUTIVE OFFICER COMPENSATION TO MEDIAN EMPLOYEE COMPENSATION

As required under the rules the SEC adopted under the Dodd-Frank Act, we are providing the following disclosure about the ratio of the annual total compensation of our CEO to the annual total compensation of our estimated median employee:

■	The total annual compensation of our estimated median employee who was employed on December 31, 2022 was $67,476
■	The total annual compensation of our CEO was $3,457,274
■	Based on this information, the ratio of the annual total compensation is reasonably estimated to be 51 to 1

Pursuant to SEC rules, we are permitted to calculate the CEO’s pay ratio for the year ended December 31, 2022 using the same median employee that we identified in 2021, if we believe there have been no changes to our employee population or employee compensation arrangements during 2022 that would have significant impact on our pay ratio disclosure.

For 2022, we reviewed the changes in our employee population and employee compensatory arrangements and, based on that review, determined that there was no change in our employee population or employee compensatory arrangements that would significantly impact the 2021 pay ratio disclosure and require us to identify a new median employee. However, the median employee used in 2021 did experience a change in circumstances due to a promotion in 2022, resulting in compensation that we reasonably believe is not representative and would have resulted in a significant change in our pay ratio disclosure. Consistent with SEC rules, for 2022, we chose a substitute employee, immediately adjacent to the initial median employee, who had substantially similar compensation to that of the initial median employee, based on the compensation measure we used to select the initial median employee. The compensation was calculated using the same methodology used to calculate the total annual compensation of the Company’s CEO, as reported in the Summary Compensation Table.

To identify the median employee as of December 31, 2021, we used a consistently applied compensation measure (“CACM”). We utilized information from Box 5 of Form W-2. We performed our calculations as of December 31, 2021, which is our measurement date, because employee census and compensation information are readily available on that date. We captured all full-time, part-time and temporary employees in the U.S., including our subsidiaries. We did not annualize the total cash compensation paid to employees who commenced work with us during 2021. No cost of living adjustments were applied. We excluded approximately 549 non-U.S. employees, as permitted under the de minimus exception to the rules. The countries or territories from which the excluded employees come are: Antigua (1), Aruba (4), Bahamas (26), Barbados (4), Bermuda (2), Colombia (8), Costa Rica (4), Curacao (1), Dominican Republic (92), Ecuador (4), Grand Cayman (1), Grenada (1), Guatemala (3), Guyana (2), Haiti (5), Jamaica (7), London (7), Mexico (7), Peru (3), Puerto Rico (359), St. Lucia (1), St. Maarten (3), Trinidad & Tobago (2), Turks & Caicos (2). The total number of U.S. employees and non-U.S. employees were 24,077 and 549, respectively, before taking into account such exclusions and for purposes of calculating the total compensation of that employee as we calculate total compensation for our named executive officers in the Summary Compensation Table.

Our Compensation practices and programs ensure compensation programs are fair and equitable and are aligned with our business objectives. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, exclusions and assumptions that reflect their compensation practices. As such, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, even those in a related industry or of a similar size and scope. Other companies may have different employment practices, regional demographics or may utilize different methodologies and assumptions in calculating their pay ratios.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our NEOs and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

			Average		Value of Initial Fixed $100 Investment Based on:
Fiscal Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)	Summary Compensation Table Total for non-PEO NEOs ($)(1)	Average Compensation Actually Paid to non-PEO NEOs ($)(1)(2)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(3)	Net Income ($ millions)	GAAP Pre-tax Margin (%)(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	3,457,274	1,855,782	1,430,804	970,779	34.62	48.03	(362)	-4.8
2021	3,449,755	3,439,434	1,353,013	975,734	76.07	74.24	(182)	-4.4
2020	2,063,189	(953,474)	1,233,835	345,925	77.67	75.55	(1,356)	-64.0
(1)	Our principal executive officer (PEO) for 2020-2022 is Robin Hayes. The non-PEO named executive officers reflected in columns (d) and (e) include the following individuals: Joanna Geraghty (2020-2022), Ursula Hurley (2021-2022), Carol Clements (2021-2022), Brandon Nelson (2020-2022), Stephen Priest (2020-2021) and Easwaran Sundaram (2020).
(2)	The following amounts were deducted from / added to Summary Compensation Table (SCT) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (CAP) to our principal executive officer (PEO) and average CAP to our non-PEO named executive officers. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.

PEO SCT Total to CAP Reconciliation

Fiscal Year	2020 ($)	2021 ($)	2022 ($)
SCT Total	2,063,189	3,449,755	3,457,274
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(1,199,992)	(2,424,975)	(1,299,995)
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	956,049	1,706,465	525,360
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	(2,347,520)	(19,222)	(941,859)
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	–	46,909	31,572
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(425,199)	680,503	83,430
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	–	–	–
Compensation Actually Paid	(953,474)	3,439,434	1,855,782
Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2020 ($)	2021 ($)	2022 ($)
Average SCT Total	1,233,835	1,353,013	1,430,804
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(570,304)	(756,980)	(399,992)
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	454,368	367,751	169,408
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	(706,483)	(3,720)	(235,113)
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	–	–	–
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(65,492)	122,032	5,672
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	–	(106,363)	–
Average Compensation Actually Paid	345,925	975,734	970,779
(3)	The Peer Group for which Total Shareholder Return is provided in column (g) is the NYSE Arca Airline Index.
(4)	Pre-tax Margin calculated using GAAP figures.

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Supplemental Disclosure

The charts below illustrate the relationship between the PEO and other NEOs’ SCT Total Compensation, total shareholder return, and CAP amounts during the period 2020-2022. This relationship reflects the impact of changes in the Company’s on the amount of Compensation Actually Paid in each year in relation to the amount reported in the Summary Compensation Table.

Charts Of CAP Versus Performance Metrics

The chart below illustrates the relationship between the PEO and average Non-PEO CAP amounts and the Company’s and Peer Group’s TSR during the period 2020-2022.

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The charts below illustrate the relationship between the PEO and Non-PEO CAP amounts and the Company’s Net Income and Pre-tax Margin during the period 2020-2022.

Tabular List Of Most Important Performance Measures

The five items listed below represent the most important performance metrics we used to determine CAP for 2022, as further described in our Compensation Discussion and Analysis within the sections titled “Annual Cash Incentive Awards” and “Long-Term Equity Awards.”

Most Important Performance Measures
■	Absolute Pre-Tax Margin
■	Relative Pre-Tax Margin
■	Controllable Costs
■	Crewmember WOW
■	On-time Performance

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of March 21, 2023, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock, (ii) each of our directors and nominees, (iii) each of our named executive officers and (iv) all of our executive officers and directors serving as of March 21, 2023, as a group. We have one class of voting securities outstanding which is entitled to one vote per share, subject to the limitations on voting by non-U.S. citizens described below under “Additional Information.”

Executive Officers and Directors Name of Beneficial Owner	Common Stock Beneficially Owned and Shares Individuals Have the Right to Acquire within 60 Days(1)	Total(2)	Percentage of Class (%)
Robin Hayes	620,286	700,289	*
Joanna Geraghty	245,705	298,416	*
Ursula Hurley	15,958	17,700	*
Carol Clements	13,776	59,935	*
Brandon Nelson	23,987	34,355	*
B. Ben Baldanza	—	48,030	*
Peter Boneparth	23,836	102,677	*
Monte Ford	8,823	33,624	*
Ellen Jewett	22,202	89,141	*
Robert Leduc	14,030	42,382	*
Teri McClure	500	41,191	*
Nik Mittal	—	20,785	*
Sarah Robb O’Hagan	8,823	48,030	*
Vivek Sharma	8,823	40,494	*
Thomas Winkelmann	13,379	76,157	*
All executive officers and directors as a group	1,035,411	1,708,598	*
5% Stockholders Name of Beneficial Owner
BlackRock Inc.(3)	—	28,862,995	8.80
The Vanguard Group(4)	—	31,605,973	9.64

*	Represents ownership of less than one percent.

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(1)	Beneficial ownership is determined in accordance with the rules of the SEC and consists of either or both voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants or upon the conversion of convertible securities that are immediately exercisable or convertible or that will become exercisable or convertible within 60 days of March 21, 2023 are deemed beneficially owned by the beneficial owner of such options, warrants or convertible securities and are deemed outstanding for the purpose of computing the percentage of shares beneficially owned by the person holding such instruments, but are not deemed outstanding for the purpose of computing the percentage of any other person. This column lists beneficial ownership of voting securities as calculated under SEC rules. Except as otherwise indicated in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each person listed in the table is c/o JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101. All executive officers and directors as a group beneficially own, or have the right to acquire within 60 days of March 21, 2023, 0.32% of the outstanding common stock. A total of 327,900,847 shares of common stock were outstanding on March 21, 2023, pursuant to rule 13d-3(d)(1) under the Exchange Act.
(2)	This column shows the individual’s total JetBlue stock-based holdings, including the voting securities shown in the “Common Stock Beneficially Owned and Shares Individuals Have the Right to Acquire within 60 Days” column (as described in footnote 1), plus non-voting interests including, as appropriate, deferred stock units, performance stock units and restricted stock units which will not vest or become exercisable within 60 days of March 21, 2023. If all of the equity represented in the Total column were to vest (with no equity cancelled or forfeited), all executive officers and directors, as a group would own 0.52% of the outstanding common stock.
(3)	The information reported is based on a Schedule 13G/A, as filed with the SEC on January 27, 2023, in which BlackRock, Inc., and certain of its subsidiaries, reported that they held sole voting power over 28,403,275 shares and sole dispositive power over 28,862,995 shares. The principal business address of BlackRock, Inc. is 55 East 52 St., New York, NY 10055.
(4)	The information reported is based on a Schedule 13G/A, as filed with the SEC on February 9, 2023, in which The Vanguard Group reported that it held shared voting power over 124,396 shares, sole dispositive power over 31,316,402 shares, and shared dispositive power over 289,571 shares. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and the rules promulgated thereunder require our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish to us copies of all such filings. Based solely upon our review of the copies of such reports furnished to the Company and written representations that no other reports were required, we believe that during fiscal year 2022, David Clark filed one Form 3 and B. Ben Baldanza filed one Form 4 after the applicable reporting deadline, in each case, due to administrative issues with SEC filing codes.

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MANAGEMENT PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE JETBLUE AIRWAYS CORPORATION 2020 CREWMEMBER STOCK PURCHASE PLAN

What am I voting on?

■

Stockholders are being asked to approve an amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan. The amendment would increase the number of shares of Company common stock authorized for issuance under the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan by 10,000,000 shares.

Voting recommendation: ■ FOR the approval of the amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan.

Approval of Amendment

At the annual meeting, stockholders will be asked to approve an amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan (the “2020 Stock Purchase Plan”), which was adopted, subject to stockholder approval, by the Board in March 2023. The amendment would increase the number of shares of Company common stock authorized for issuance under the 2020 Stock Purchase Plan by 10,000,000 shares. The 2020 Stock Purchase Plan is an important part of the Company’s benefits program. It promotes financial saving for the future by the Company’s employees, fosters good employee relations, and encourages employees to acquire shares of the Company’s common stock, thereby better aligning their interests with those of other stockholders. Therefore, the Board believes it is essential to the Company’s ability to attract, retain, and motivate highly qualified employees in an extremely competitive environment both in the United States and internationally. In recent years, the Company has grown, and as of March 21, 2023, approximately 24,700 employees are eligible to participate in the 2020 Stock Purchase Plan. The Board is asking stockholders to approve the amendment to increase the number of shares of Company common stock that remain available for issuance under the 2020 Stock Purchase Plan by 10,000,000 shares so that the number of shares that are available for issuance under the 2020 Stock Purchase Plan in the future would be increased from 7,772,261 shares, as of March 21, 2023, to 17,772,261 shares.

Description of the 2020 Stock Purchase Plan

The principal features of the 2020 Stock Purchase Plan are summarized below. We encourage you to read the entire proposed amendment to the 2020 Stock Purchase Plan, which is attached as Appendix B to this Proxy Statement, and the 2020 Stock Purchase Plan document for the full statement of its legal terms and conditions. If there is any conflict or inconsistency between this summary and the provisions of the 2020 Stock Purchase Plan, the provisions of the 2020 Stock Purchase Plan will govern.

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Eligibility

The 2020 Stock Purchase Plan is a broad-based plan that offers all of our crewmembers and the crewmembers of our participating subsidiaries the opportunity to buy shares of our common stock at a 15% discount from the prevailing fair market value. The 2020 Stock Purchase Plan is designed with two components in order to give the Company increased flexibility in the granting of purchase rights to U.S. and to non-U.S. crewmembers. Specifically, the 2020 Stock Purchase Plan authorizes the grant of options that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Internal Revenue Code (the “Section 423 Component”). To facilitate participation for employees located outside the U.S. in light of non-U.S. law and other considerations, the 2020 Stock Purchase Plan also provides for the grant of options that are not intended to be tax-qualified under Section 423 of the Internal Revenue Code (the “Non-Section 423 Component”). The plan administrator will designate offerings made under the two components and, except as otherwise noted below or provided in the 2020 Stock Purchase Plan, the Section 423 Component and the Non-Section 423 Component will generally be operated and administered in the same way. Each individual who is an eligible crewmember on the start date of an offering period may enter that offering period on such start date. An eligible crewmember may participate in only one offering period at a time.

Shares Authorized for Issuance

If approved by the stockholders, the 2020 Stock Purchase Plan will authorize the issuance of an additional 10,000,000 shares of our common stock, which would represent approximately 8.4% of our outstanding common stock on March 21, 2023. The authorized shares may be issued under the Section 423 Component or the Non-Section 423 Component. The shares to be issued under the 2020 Stock Purchase Plan may be authorized but unissued shares or may be reacquired shares, including shares of common stock purchased on the open market. Upon the occurrence of certain events that affect our capitalization, appropriate adjustments will be made to the number and class of securities that may be issued under the 2020 Stock Purchase Plan in the future and to the number and class of securities and price per share under all outstanding stock purchase rights granted before the event. We are seeking the number of common shares identified here due both to our Company’s high degree of 2020 Stock Purchase Plan crewmember participation (41.6% at November 2022) and to the significant volatility our stock (and others) have experienced due to the Covid-19 pandemic.

Administration

The 2020 Stock Purchase Plan is administered by a committee (called the “Plan Administrator”) of two or more members of the Board appointed by the Board to administer the 2020 Stock Purchase Plan. All decisions of the Plan Administrator will be final, binding and conclusive on all parties having an interest in the 2020 Stock Purchase Plan. Subject to limitations of applicable laws or rules, the Plan Administrator may delegate its administrative responsibilities and powers under the 2020 Stock Purchase Plan to any of our crewmembers or group of crewmembers. The members of the Compensation Committee who are currently acting as the Plan Administrator are: Peter Boneparth, Teri McClure, Sarah Robb O’Hagan and Thomas Winkelmann. The Plan Administrator may designate separate offerings under the 2020 Stock Purchase Plan, the terms of which need not be identical, in which eligible crewmembers of one or more participating subsidiaries will participate, even if the dates of the applicable offering periods in each such offering are identical, provided that the terms of participation are the same within each separate offering as determined under Section 423 of the Code. The Plan Administrator may also adopt sub-plans, appendices, rules and procedures relating to the operation and administration of the 2020 Stock Purchase Plan to facilitate participation in the 2020 Stock Purchase Plan by crewmembers who are foreign nationals or employed outside the U.S. To the extent any sub-plan is inconsistent with the requirements of Section 423 of the Code, it will be considered part of the Non-Section 423 Component. The provisions of the 2020 Stock Purchase Plan will govern any sub-plan unless superseded by the terms of such sub-plan.

Purchase Price for the Shares

Under the 2020 Stock Purchase Plan, participating crewmembers are granted rights to purchase shares of common stock at a price equal to 85% of the stock’s fair market value on the purchase date (unless and until such percentage is changed by the Plan Administrator prior to the commencement of the enrollment process for the applicable purchase interval).

The 2020 Stock Purchase Plan generally defines “fair market value” as the closing price reported for our common stock on the Nasdaq Global Select Market on the immediately preceding trading day for which fair market value is being determined. On March 21, 2023, the closing price of our common stock on the Nasdaq Global Select Market was $6.95.

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Contributions

An eligible crewmember may elect to participate in an offering period under the 2020 Stock Purchase Plan by authorizing after-tax payroll deductions from gross wages on or before the start date of such offering period or such other payments as may be permitted. Offering periods commence at semi-annual intervals on the first trading day of May and November each year, and have a maximum duration of 6 months unless otherwise determined by the Plan Administrator prior to the start of such offer period (but in no event may an offering period exceed 24 months). Crewmembers may generally authorize contributions in multiples of 1%, up to a maximum of 10%, of gross wages to purchase shares under the 2020 Stock Purchase Plan. Contributions will be credited to the participant’s book account during each offering period. These accounts will not bear interest. A participant may, at any time during the offering period, reduce the rate of contributions, but no more than once per purchase interval.

A participant may also, prior to the commencement of any new purchase interval within the offering period, increase the rate of contributions (up to the maximum 10%) for such new purchase interval. Additionally, a crewmember may withdraw from an offering period by (1) giving notice at any time 10 days prior to the commencement of the next offering period or (2) electing a 0% deduction to be administratively withdrawn from the 2020 Stock Purchase Plan. Any contribution collected from the crewmember during the purchase interval in which a withdrawal occurs will be refunded as soon as administratively possible, or, at the crewmember’s election, be held for the purchase of shares on the next purchase date. A participant’s withdrawal from a particular offering period is irrevocable, and the participant may not subsequently rejoin that offering period. Additionally, the Board may at any time terminate an offering period, in which case the participants’ outstanding contributions will be promptly refunded.

Purchase of Shares

On the start date of each offering period in which a participant is enrolled, the participant will be granted a separate purchase right for such offering period. The purchase right will provide the participant with the right to purchase shares under the 2020 Stock Purchase Plan on the last trading day of a 6-month purchase interval, which we refer to as the “purchase date.” Purchase intervals run from the first trading day in May to the last trading day in October each year, and from the first trading day in November each year to the last trading day in April in the following year. Each purchase right will be automatically exercised on each successive purchase date within the offering period, and the purchase will be effected by applying the participant’s contribution collected during the purchase interval to the purchase of the maximum number of whole shares of common stock that can be purchased with such contribution. However, a participant may not purchase more than 4,000 shares on any one purchase date.

Further, no crewmember may purchase more than $25,000 of common stock (using the fair market value of the common stock on the date the purchase rights are granted) under the 2020 Stock Purchase Plan (and any other crewmember stock purchase plan of the Company or an affiliate) per calendar year. Any contribution not applied to the purchase of shares on any purchase date because (1) they are not sufficient to purchase a whole share of common stock or (2) they exceed the accrual limitation that precludes the participants from purchasing additional shares will be refunded as soon as administratively possible. However, any contribution under the 2020 Stock Purchase Plan not applied to the purchase of common stock by reason of the limitation on the maximum number of shares purchasable per participant or in total by all participants on the purchase date or any other reason will be promptly refunded.

Termination of Employment

Generally, if a participant’s employment terminates for any reason (including death, disability or change in status), his or her right to purchase shares of common stock during the current offering period will immediately terminate and all of his or her contributions for the purchase interval in which the purchase right so terminates will be immediately refunded. However, if a participant ceases to remain in active service by reason of an approved unpaid leave of absence, then the participant will have the right, exercisable up until 10 days before the next purchase date, to withdraw all the contributions collected to date on his or her behalf for that purchase interval. Should the participant not exercise this right, such funds shall be held for the purchase of shares on his or her behalf on the next scheduled purchase date. Contributions shall continue with respect to any gross wages received by a participant while he or she is on an unpaid leave of absence, unless the participant elects to withdraw from the offering period. Upon the participant’s return to active service (x) within three months following the commencement of such leave or (y) prior to the expiration of any longer period for which such participant has reemployment rights provided by statute or contract, his or her contributions under the 2020 Stock Purchase Plan will automatically resume at the rate in effect at the time the leave began, unless the participant withdraws from the 2020 Stock Purchase Plan prior to his or her return. If such period of a participant’s leave of absence exceeds the applicable time period described in clauses (x) and (y) described above, then the Plan Administrator may at any time prior to the next purchase date cause such participant’s outstanding purchase rights to terminate and all of the participant’s contributions for the purchase interval in which such purchase rights so terminate to be immediately refunded. An individual who returns to active employment following a leave of absence that exceeds

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in duration the applicable (x) or (y) time period described above must re-enroll in the 2020 Stock Purchase Plan as a new participant.

If a participant transfers employment from the Company or any participating subsidiary for the Section 423 Component to a participating subsidiary for the Non-Section 423 Component, he or she will immediately cease to participate in the Section 423 Component. However, any contributions made for the offering period in which such transfer occurs will be transferred to the Non- Section 423 Component, and such participant will immediately join the then-current offering under the Non-Section 423 Component upon the same terms and conditions in effect for his or her participation in the 2020 Stock Purchase Plan.

A participant who transfers employment from a participating subsidiary in the Non-Section 423 Component to the Company or any participating subsidiary in the Section 423 Component will remain a participant in the Non-Section 423 Component until the earlier of (1) the end of the then-current offering period under the Non-Section 423 Component, or (2) the first trading day of the first offering period in which he or she participates following such transfer. The Plan Administrator may establish different rules to govern transfers of employment between subsidiaries participating in the Section 423 Component and the Non-Section 423 Component, consistent with the applicable requirements of Section 423 of the Code.

Change in Control

If a change in control of the Company (as defined in the 2020 Stock Purchase Plan) occurs, each outstanding purchase right will automatically be exercised immediately prior to the effective date of such change in control. The purchase price applicable for the purchase interval in which such change in control occurs will be equal to 85% of the fair market value per share of our common stock immediately prior to the effective date of such change in control.

However, participants will, following the receipt of notice from us of a change in control, have the right to terminate their outstanding purchase rights prior to the effective date of such change in control. Further, the 2020 Stock Purchase Plan Administrator may terminate any outstanding purchase rights prior the effective date of a change in control, in which case all payroll deductions for the purchase interval in which such contributions are terminated will be promptly refunded.

Amendment and Termination of the 2020 Stock Purchase Plan

The Board may terminate, suspend or amend the 2020 Stock Purchase Plan at any time, generally to become effective immediately following the close of any purchase interval. Stockholder approval is required for any amendment that would (a) increase the number of shares available for issuance under the 2020 Stock Purchase Plan, (b) change the purchase price formula so as to reduce the purchase price payable for shares purchasable under the 2020 Stock Purchase Plan, (c) change the eligibility requirements for participation in the 2020 Stock Purchase Plan, or (d) otherwise require stockholder approval under any relevant law, regulation or rule. Unless sooner terminated by the Board, the 2020 Stock Purchase Plan will terminate upon the earliest of (1) May 30, 2030, (2) the date on which all shares available for issuance under the 2020 Stock Purchase Plan has been sold pursuant to purchase rights exercised under the 2020 Stock Purchase Plan, or (3) the date on which all purchase rights are exercised in connection with a change in control of the Company.

Certain U.S. Federal Income Tax Consequences

The following is a brief summary of certain significant United States Federal income tax consequences under the Internal Revenue Code, as in effect on the date of this summary, applicable to the Company and crewmembers in connection with participation and purchase of shares of common stock under the 2020 Stock Purchase Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or non-U.S. tax consequences, or the effect of gift, estate or inheritance taxes. This summary is also not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Tax consequences are subject to change, and a taxpayer’s particular situation may be such that some variation in application of the described rules is applicable. Accordingly, participants are advised to consult their own tax advisors with respect to the tax consequences of participating in the 2020 Stock Purchase Plan. As described above, the 2020 Stock Purchase Plan has a Section 423 Component and a Non-Section 423 Component. The tax consequences for a U.S. taxpayer will depend on whether he or she participates in the Section 423 Component or the Non- Section 423 Component.

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Tax Consequences to U.S. Participants in the Section 423 Component

The right of participants to make purchases under the Section 423 Component are intended to qualify under the provisions of Section 423 of the Code. Upon the grant of a common stock purchase right under the Section 423 Component, there will not be any U.S. federal income consequences to either the crewmember or the Company or any of its affiliates. The purchase of common stock under the 2020 Stock Purchase Plan also will not have any immediate U.S. federal income tax consequences to the crewmember. Any determination of U.S. federal income tax consequences will depend on whether the shares purchased are disposed of after the expiration of (1) one year after the date those shares are transferred to the crewmember and (2) two years after the date of grant of the common stock purchase right (referred to below as the “holding periods”). If the holding periods are met, or if the participant dies while holding the shares, the participant will recognize ordinary income with respect to a portion of the value from the disposition. The portion that will recognize ordinary income is the lesser of (1) the excess of the fair market value of the shares at the time of the disposition or death over the total purchase price of the shares or (2) 15% of the fair market value of the shares of common stock on the first day of the offering period, disposition or death over the total purchase price of the shares. Any additional gain will be treated as long-term capital gain. If the holding period of these shares meet or exceed the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participant will recognize a long-term capital loss for the difference between the sale price and the purchase price. Neither the Company nor any affiliate employing the participant will be entitled to any U.S. federal income tax deduction with respect to the amount treated as long-term capital gain or as ordinary income as a result of the rules described above for shares disposed of after expiration of the holding periods. If the shares are disposed of prior to the expiration of the holding periods (a “disqualifying disposition”), generally the participant will recognize ordinary income on the excess of the fair market value of those shares on the purchase date over the aggregate purchase price and the Company will be entitled to a U.S. federal tax deduction in a like amount.

Tax Consequences to U.S. Participants in the Non-Section 423 Component

A U.S. participant in the Non-Section 423 Component will recognize ordinary income on the value of the common stock on the purchase date less the purchase price. Upon a sale or disposition of the common stock the participant purchased under the Non-Section 423 Component of the 2020 Stock Purchase Plan, the participant also will have a capital gain or loss on the difference between the sales proceeds and the value of the common stock on the purchase date. This capital gain or loss will be long-term if the participant held the common stock for more than one year and short-term if the participant held the common stock for less than one year. Any ordinary income that a participant receives upon the purchase of shares of common stock under the Non-Section 423 Component of the 2020 Stock Purchase Plan is subject to withholding for income, Medicare and social security taxes, as applicable. In addition, this income is required to be reported as ordinary income to the participant on the participant’s annual Form W-2, and the participant is responsible for ensuring that this income is reported on his or her individual income tax return. With respect to U.S. participants, we are entitled to a U.S. federal tax deduction for amounts taxed as ordinary income for a participant who recognized ordinary income upon a purchase made under the Non-Section 423 Component.

Plan Benefits

The benefits that will be received by or allocated to eligible employees under the 2020 Stock Purchase Plan cannot be determined at this time because the amount of contributions set aside to purchase shares of the common stock under the 2020 Stock Purchase Plan (subject to the limitations discussed above) is entirely within the discretion of each participant.

If the proposed amendment to the 2020 Stock Purchase Plan had been in effect for the 2022 fiscal year, we do not expect that the number of shares purchased by participants in the 2020 Stock Purchase Plan during that year would have been materially different than the number of shares purchased as set forth in the table below.

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Aggregate Past Purchases Under the 2020 Crewmember Stock Purchase Plan

As of March 21, 2023, 40,839,672 shares of the Company’s common stock had been purchased under the 2020 Stock Purchase Plan (and its predecessor plans) since the inception of the Purchase Plan in 2001. The following number of shares have been purchased by the persons and groups identified below:

Name	Aggregate Number of Shares Purchased in the Most Recent Completed Offering Period Ended October 31, 2022	Aggregate Number of Shares Purchased Under the 2020 Stock Purchase Plan in All Completed Offering Periods
Robin Hayes	1,061	3,755
Joanna Geraghty	–	3,385
Ursula Hurley	1,169	3,775
Carol Clements	–	–
Brandon Nelson	–	–
All executive officers (including the NEOs identified above)	2,699	12,505
All Non-Employee Directors	–	–
All other employees	3,366,759	9,746,219
TOTAL	3,369,458	9,758,724

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE JETBLUE AIRWAYS CORPORATION 2020 CREWMEMBER STOCK PURCHASE PLAN.

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MANAGEMENT PROPOSAL 5

APPROVAL OF AN AMENDMENT TO THE JETBLUE AIRWAYS CORPORATION 2020 OMNIBUS EQUITY INCENTIVE PLAN

What am I voting on?

■

Stockholders are being asked to approve an amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan. The amendment would increase the number of shares of Company common stock authorized for issuance under the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan by 10,000,000 shares.

Voting recommendation: ■ FOR the approval of the amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan.

Approval of Amendment

At the annual meeting, stockholders will be asked to approve an amendment to the 2020 Omnibus Equity Incentive Plan (the “Omnibus Plan”), which was adopted, subject to stockholders’ approval, by the Board in March 2023. The amendment would increase the number of shares of Company common stock authorized for issuance under the Omnibus Plan by 10,000,000 shares. The Omnibus Plan is an important part of the Company’s compensation program. It provides a vehicle for the Company to issue compensatory equity awards to its employees and members of the Board which in turn increases retention. The use of equity aligns with the interest of our stockholders. Therefore, the Board believes it is essential to the Company’s ability to attract, retain, and motivate highly qualified employees in an extremely competitive environment.

Reasons to Vote for the Proposal

Long-term equity is a key component of our compensation programs. The Board believes that equity awards help to attract, motivate, and retain talented leaders, crewmembers and directors.

Equity awards granted under the Omnibus Plan align participant and stockholder interests. Equity awards, whose value depends on our stock performance and which require continued service over time before any value can be realized, link participant compensation to the Company’s performance and maintain a culture based on crewmember stock ownership.

The Omnibus Plan is the sole active plan for granting equity awards. If stockholders do not approve the proposed increase in the share reserve, we may not have sufficient shares to meet our expected needs as early as 2024 and we will lose access to an important compensation tool in the labor markets in which we compete.

Limitations on our ability to grant equity awards would have significant negative consequences for us and our stockholders. One alternative to using equity awards would be to significantly increase cash compensation. Any significant increase in cash compensation in lieu of equity awards would reduce the cash otherwise available for operations and investment in our business and would negatively impact our ability to attract, motivate, and retain crewmembers.

We manage our equity compensation program thoughtfully. We manage our long-term stockholder dilution by limiting the number of equity awards granted annually and limiting what we grant to what we believe is an appropriate amount of equity necessary to attract, reward, and retain employees.

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Basis for the Requested Share Reserve Increase

Our Board believes that the Omnibus Plan has contributed significantly to our success by enabling us to attract and retain the services of highly qualified leaders. The request of 10,000,000 additional shares takes into consideration the growth in the number of equity eligible leaders and an increasingly competitive labor market in which we compete for talent. As of March 21, 2023, approximately 1,600 crewmembers are equity eligible. For 2022, approximately 58% of shares were awarded to non-officer leaders (below VP level) and crewmembers.

Category	2022 Equity Shares Granted as a % of Total (%)
Board of Directors	4
Named Executive Officers	8
Senior Leadership Team	9
Vice Presidents	21
Directors / Managing Directors	26
Managers / Senior Managers	24
Supervisors / Individual Contributors	8
TOTAL	100

If the proposed amendment to the Omnibus Plan is not approved, based on recent share usage rates, we estimate that the resulting amount of shares would be sufficient to support the grant of equity awards for the next two years only. If the proposed amendment is not approved, we would be required to significantly increase the cash component of our compensation programs by replacing equity awards with cash awards, which does not best align with stockholders’ interests.

Description of the Omnibus Plan

The principal features of the Omnibus Plan are summarized below. We encourage you to read the entire proposed amendment to the Omnibus Plan, which is attached as Appendix C to this Proxy Statement, and the Omnibus Plan document for a full statement of its legal terms and conditions. If there is any conflict or inconsistency between this summary and the provisions of the Omnibus Plan, the provisions of the Omnibus Plan will govern.

We provide stock-based compensation to directors, employees and consultants under the Omnibus Plan. Our Board believes that the Omnibus Plan has contributed significantly to our success by enabling us to attract and retain the services of highly qualified directors, crewmembers and consultants. Because our success is largely dependent upon the judgment, interest and special efforts of these individuals, we want to continue to provide stock-based incentive awards to recruit, motivate and retain these individuals. The Omnibus Plan allows the flexibility to grant or award stock options, SARs, restricted stock awards, restricted stock units, other stock-based awards, dividend equivalents and cash-based awards to eligible individuals. Some of the terms of the Omnibus Plan that are intended to protect and promote the interests of the Company’s stockholders are:

■	Limit on total shares available for future awards – The maximum number of shares of common stock authorized under the Omnibus Plan is 10,500,000, of which 5,083,500 currently remain available for future awards. We are seeking an increase of 10,000,000 shares to bring the current total available for awards to 15,083,500 shares. This would bring the total authorized shares under the Omnibus Plan to 20,500,000, which represents 6.25% percent of the Company’s outstanding shares of common stock on March 21, 2023;
■	Certain shares not available for future awards – Any shares used by a participant to pay the exercise price or required tax withholding for an award may not be available for future awards under the Omnibus Plan;
■	No discounted options or stock appreciation rights – All stock options and SARs must be granted with an exercise price or base price of not less than the fair market value of the common stock on the grant date; as a result, the Omnibus Plan will prohibit discounted options or SARs;
■	Prohibition on repricing – The Omnibus Plan prohibits the repricing of stock options and SARs (and other actions that have the effect of repricing) without stockholder approval;
■	Plan administration – The Compensation Committee, comprised solely of non-employee directors, administers the Omnibus Plan;
■	Double trigger change in control provisions – Generally speaking, if outstanding awards under the Omnibus Plan are assumed or substituted by an acquirer or related corporation in a change in control of the Company, those awards will not immediately vest on a “single trigger” basis, but would only accelerate if the holder is terminated without cause or quits for good reason (as those terms are defined in the Omnibus Plan) within 18 months following the change in control;

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■	Awards will have a minimum vesting requirement of at least one year – The Omnibus Plan provides that awards granted under the Omnibus Plan will vest over a period not shorter than one year (or, in the case of those awards that vest upon the achievement of performance goals, a minimum performance period of one year), with limited exceptions; our restricted stock unit awards generally vest in three equal installments over a three year period;
■	Forfeiture provisions – The Omnibus Plan has forfeiture provisions, whereby participants who engage in activity contrary to the interests of the Company or benefit from financial results that are subsequently restated under defined circumstances can be required to forfeit their awards under the Omnibus Plan; and
■	Limits on transferability of awards – The Omnibus Plan does not permit options or other awards to be transferred to third parties for value or other consideration unless approved by our stockholders.

Administration

The Compensation Committee has discretionary authority to operate, manage and administer the Omnibus Plan in accordance with its terms. The Compensation Committee determines the non-employee directors, crewmembers, and consultants who are granted awards under the Omnibus Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. The Compensation Committee is authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the Omnibus Plan. The Compensation Committee interprets the Omnibus Plan and award agreements and has authority to correct any defects, supply any omissions and reconcile any inconsistencies in the Omnibus Plan and/or any award agreements. The Compensation Committee’s decisions and actions concerning the Omnibus Plan are final, binding and conclusive. Within the limitations of the Omnibus Plan and applicable law, the Compensation Committee may delegate its responsibilities under the Omnibus Plan to persons selected by it, and the Board is permitted to exercise all of the Compensation Committee’s powers under the Omnibus Plan.

The Compensation Committee is comprised of at least two members of the Board, each of whom is selected by the Board and satisfies independence criteria established by the Board and additional regulatory requirements, including the listing standards of the Nasdaq Stock Exchange. Currently, the members of the Compensation Committee are Teri McClure (Chair), Peter Boneparth, Sarah Robb O’Hagan and Thomas Winkelmann, each of whom is a non-employee director of the Company.

Shares Subject to the Omnibus Plan

If the stockholders approve the proposed amendment, there will be approximately 15,083,500 shares available for future awards under the Omnibus Plan. The shares of common stock that may be issued under the Omnibus Plan are authorized and unissued shares, shares held in treasury by the Company, shares purchased on the open market or by private purchase or any combination of the foregoing. Shares underlying awards that are forfeited, cancelled, expire unexercised or settled for cash would be available for future awards under the Omnibus Plan. Any shares used to pay the option price of an option or other purchase price of an award are not available for future awards. If shares subject to an award are not delivered to a participant because the shares are withheld to pay the option price, purchase price or tax withholding obligations of the award, or a payment upon the exercise of a SAR is made in shares, the number of shares that are not delivered to the participant will not be available for future awards. On March 21, 2023, the closing price of our common stock on the Nasdaq Global Select Market was $6.95.

Participation

The Compensation Committee may grant awards under the Omnibus Plan to (a) crewmembers and consultants and our affiliates, (b) those individuals who have accepted an offer of employment or consultancy from us or our affiliates, and (c) our non-employee directors. However, only crewmembers of the Company or its subsidiaries are eligible to receive “incentive stock options” under the Omnibus Plan.

Stock Options

A stock option is the right to purchase a specified number of shares of common stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the Omnibus Plan. Stock options granted under the Omnibus Plan are either “incentive stock options,” which may be eligible for special tax treatment under the Internal Revenue Code, or options other than incentive stock options, referred to as “nonqualified stock options,” as determined by the Compensation

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Committee and stated in the option agreement. The number of shares covered by each option is determined by the Compensation Committee, but no participant may be granted in any fiscal year options for more than 2,500,000 shares of common stock. The exercise price of each option is set by the Compensation Committee but cannot be less than 100% of the fair market value of the common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% or more stockholder of the Company, 110% of that fair market value). Options granted under the Omnibus Plan in substitution or exchange for options or awards of another company involved in a corporate transaction with the Company will have an exercise price that is intended to preserve the economic value of the award that is replaced. The fair market value of our common stock generally means the closing price of the common stock on the Nasdaq Stock Exchange on the option grant date. The exercise price of any stock options granted under the Omnibus Plan may be paid by check, or, with the Compensation Committee’s approval, shares of our common stock already owned by the option holder, a cashless broker-assisted exercise that complies with law, withholding of shares otherwise deliverable to the option holder upon exercise of the option, or any other legal method approved or accepted by the Compensation Committee in its discretion.

Options will become exercisable and expire at the times and on the terms established by the Compensation Committee. In its discretion, the Committee may allow a participant to exercise an option that is not otherwise exercisable and receive unvested shares of restricted stock having a period of restriction analogous to the exercisability provisions of the option. In no event may an option, whether or not an incentive stock option, be exercised later than the tenth anniversary of the grant date. However, if the exercise of an option (other than an incentive stock option) on its scheduled expiration date would violate applicable law, the option may be extended until its exercise would not violate law. Options generally terminate when the holder’s employment or service with us terminates. However, the Compensation Committee may determine in its discretion that an option may be exercised following the holder’s termination, whether or not the option is exercisable at the time of such termination. In no event may an option be exercised after the original term of the option as set forth in the award agreement, unless the participant’s exercise of an option (other than an incentive stock option) on its expiration date would violate applicable law, in which case the exercise period may be extended up to thirty days. The Compensation Committee has the full power and authority to determine the terms and conditions that will apply to any options upon a termination of service.

Stock Appreciation Rights

SARs may be granted under the Omnibus Plan alone or contemporaneously with stock options granted under the plan. SARs are awards that, upon their exercise, give the holder a right to receive from us an amount equal to (1) the number of shares for which the SAR is exercised, multiplied by (2) the excess of the fair market value of a share of our common stock on the exercise date over the grant price of the SAR. The grant price of a SAR cannot be less than 100% of the fair market value of our common stock on the grant date of such SAR. Payment of the amount due upon the exercise of a SAR will be made in shares or cash having a fair market value, as of the date of the exercise, equal to such amount. SARs will become exercisable and expire at the times and on the terms established by the Compensation Committee, subject to the same maximum time limits as are applicable to options granted under the Omnibus Plan. The number of shares covered by each SAR will be determined by the Compensation Committee, but no participant may be granted in any fiscal year SARs covering more than 2,500,000 shares of our common stock.

Restricted Stock and Restricted Stock Units

Restricted stock awards are shares of our common stock that are awarded to a participant subject to the satisfaction of the terms and conditions established by the Compensation Committee. Restricted stock awards may be made with or without the requirement that the participant make a cash payment in exchange for, or as a condition precedent to, the completion of the award and the issuance of shares of restricted stock. Until the applicable restrictions lapse (referred to as the period of restriction), shares of restricted stock are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds those shares. Restricted stock units are denominated in units of shares of our common stock, except that no shares are actually issued to the participant on the grant date. When a restricted stock unit award vests upon expiration of the period of restriction, the participant is entitled to receive a share of our common stock. Vesting of restricted stock awards and restricted stock units may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by the Compensation Committee. An award of restricted stock or restricted stock units may vest over a period of time, but not less than one year, during which the participant must remain in employment or service, except that the award may vest earlier in cases of retirement, death or disability, as the Compensation Committee determines, or on a change in control, as provided in the Omnibus Plan. The Compensation Committee is generally not permitted otherwise to accelerate the vesting of restricted stock or restricted stock units. However, the Omnibus Plan permits the Compensation Committee to make awards of restricted stock and/or restricted stock units that have vesting conditions of less than one year with respect to an aggregate of no more than 5% of the maximum number of shares authorized to be issued under the Omnibus Plan. A recipient of restricted stock will have the rights of a stockholder during the period of restriction, including the right to receive any dividends, which may be subject to the same restrictions as the restricted stock. A recipient of restricted stock units will have the rights of a stockholder only as to shares that are actually issued to the participant upon expiration of the period of restriction, and

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not as to shares subject to the restricted stock units that are not actually issued to the participant. The number of shares of restricted stock and/or restricted stock units granted to a participant will be determined by the Compensation Committee, but no participant may be granted in any fiscal year shares of restricted stock and/or restricted stock units covering more than 2,000,000 shares of our common stock. The Compensation Committee has the full power and authority to determine the terms and conditions that will apply to any unvested shares of restricted stock and unvested restricted stock units upon a termination of service.

Deferred Stock Units

Deferred stock units are denominated in units of shares of our common stock, except that no shares are actually issued to the participant on the grant date. When a deferred stock unit award vests upon expiration of the period of restriction, the participant is entitled to receive a share of our common stock. Vesting of deferred stock units may be based on continued service and/or satisfaction of performance goals or other conditions established by the Compensation Committee. An award of deferred stock units may vest over a period of time, not less than one year, that is six months following the month in which the participant departs from our board, except that the award may vest earlier on a change in control, as provided in the Omnibus Plan. The Compensation Committee is generally not permitted otherwise to accelerate the vesting of deferred stock units. However, the Omnibus Plan permits the Compensation Committee to make awards of deferred stock units that have vesting conditions of less than one year with respect an aggregate of no more than 5% of the maximum number of shares authorized to be issued under the 2020 Incentive Plan. Following the end of the restricted period, a deferred stock unit may be paid in cash, shares, other securities or other property, as determined in the sole discretion of the Compensation Committee. A recipient of deferred stock units may be entitled to dividend equivalent rights for deferred stock units that have vested, otherwise the dividend equivalents will accumulate and be paid upon vesting of the deferred stock units. A recipient of deferred stock units have the rights of a stockholder only as to shares that are actually issued to the participant upon delivery of the underlying shares, and not as to shares subject to the deferred stock units that are not actually issued to the participant. The number of deferred stock units granted to a participant will be determined by the Compensation Committee, and if the participant is a non-employee director, the number of deferred stock units granted in any fiscal year, together with any cash-based retainer, meeting, and other fees paid to such participant during the calendar year may not exceed $750,000.

Other Stock-Based Awards

The Compensation Committee may grant to participants other stock-based awards under the Omnibus Plan, which are valued in whole or in part by reference to, or otherwise based on, shares of our common stock. The number of shares and form of any other stock-based award will be determined by the Compensation Committee. Other stock-based awards will be paid in shares of our common stock. The terms and conditions, including vesting conditions, of these awards will be established by the Compensation Committee when the award is made. The Compensation Committee will determine the effect of a termination of employment or service on a participant’s other stock-based awards.

Cash-based Awards

The Compensation Committee may grant cash-based awards to participants under the Omnibus Plan. A cash-based award entitles a participant to receive a payment in cash upon the attainment of applicable performance goals, and/or satisfaction of other terms and conditions, determined by the Compensation Committee.

The aggregate amount of any cash-based award in any calendar year may not exceed $5,000,000, determined as of the date of the grant. The Compensation Committee will determine the terms and conditions, including the effect of a termination of employment or service of the participant’s cash-based award.

Performance Compensation Awards

In the Compensation Committee’s discretion, restricted stock awards, restricted stock units, other stock-based awards and cash-based awards may be subject to performance conditions (referred to in this summary as performance compensation awards). These performance compensation awards will be conditioned on the achievement by the Company or its affiliates, divisions or operational units, or any combination of the foregoing, of objectively determinable performance goals, based on one or more performance measures over a specified performance period. The performance measures may be used on an absolute or relative basis, as compared to the performance of a selected group of peer companies, a published or special index or various stock market indices, each as determined in the sole discretion of the Compensation Committee.

After the end of the performance period, the Compensation Committee will determine and certify in writing the extent to which the performance goals have been achieved and the amount of the performance compensation award earned by the participant. The Compensation Committee may, in its discretion, reduce or eliminate, but may not increase, the amount of a performance

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compensation award otherwise payable to a participant. The Compensation Committee may not waive the achievement of performance goals applicable to these awards (except in the case of the participant’s death, disability or a change in control of the Company). Any earned portion of a performance compensation award may be paid in the form of cash, shares, or a combination of the two.

The Compensation Committee may, to the extent permitted by law, require or allow participants to defer receipt of all or part of any cash or shares subject to their performance compensation awards in accordance with the procedures established by the Compensation Committee.

Transferability of Awards

Options, SARs, unvested restricted stock and other awards under the Omnibus Plan may not be sold or otherwise transferred except in the event of a participant’s death to his or her designated beneficiary or by will or the laws of descent and distribution, unless otherwise determined by the Compensation Committee.

The Compensation Committee may permit awards other than incentive stock options and any related SARs to be transferred for no consideration. Options and other awards under the Omnibus Plan may not be transferred to third parties for value or other consideration unless approved by the stockholders.

Change in Control

If within one year following a change in control, a participant’s employment or service with the Company terminates by reason of death, disability, retirement, without cause, or for good reason, all outstanding awards will vest and become immediately exercisable and payable, with all restrictions lifted. The Compensation Committee may provide in any award agreement, or, in the event of a change in control, take actions as it deems appropriate, to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such change in control of each or any outstanding award (or a portion thereof). In the event of a change in control, without any participant consent, the Compensation Committee may provide that:

(1)	With respect to all awards, it be assumed or substituted by the surviving entity;
(2)	with respect to options and SARs, for a period of at least 15 days prior to the change in control, any options or SARs be exercisable as to all shares subject to the option or SAR, and that upon the occurrence of the change in control, such option or SAR will terminate and be of no further force and effect;
(3)	with respect to awards not previously exercised or settled, it be cancelled in exchange for a payment in cash, stock or other property, in an amount equal to the fair market value of the consideration to be paid per share in the change in control, reduced by the exercise or purchase price per share under the applicable award; and
(4)	with respect to performance compensation awards, (1) those relating to performance periods ending prior to the change in control that have been earned but not paid be immediately payable, (2) all then-in-progress performance periods for end, and either (A) the participants be deemed to have earned an award equal to their target award opportunity for the performance period in question, or (B) at the Compensation Committee’s discretion, the Compensation Committee will determine the extent to which performance criteria have been met with respect to each performance compensation award, if at all, (3) the Company pay to each participant their partial or full performance compensation award in cash, shares or other property as determined by the Compensation Committee within 30 days of the change in control based on the change in control consideration, or (4) it be terminated and canceled for no consideration.

The Compensation Committee may vary the treatment of awards among participants, and among awards granted to a participant, in exercising its discretion upon a change in control, subject to applicable laws and regulations.

Adjustments

In the event that the Compensation Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split- up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other similar corporate transaction or event affects the shares, then the Compensation Committee will, in an equitable and proportionate manner: (1) adjust the aggregate number of shares that may be granted under the 2020 Incentive Plan, and the number of shares subject to outstanding awards, (2) adjust the grant or exercise price of any awards, and the limits on the number of shares or awards that may be granted to participants in any calendar year, (3) provide for an equivalent award in respect of securities of the successor of any merger, consolidation or other transaction or event having a similar effect, or (4) make a cash payment to participants in respect of an outstanding award.

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Amendment and Termination

The Board may amend, alter, suspend or terminate the Omnibus Plan. However, no amendment, alteration, suspension or termination of the Omnibus Plan may be made without the approval of the Company’s stockholders to the extent such approval is required by any applicable law, tax rules, stock exchange rules or accounting rules.

The Compensation Committee may unilaterally amend or alter the terms of any outstanding award, but no amendment may be inconsistent with the terms of the Omnibus Plan and no amendment or alteration of an award may materially impair the previously accrued rights of the participant to whom the award was granted without the participant’s consent, except any amendment to comply with applicable law, tax rules, stock exchange rules or accounting rules. The Compensation Committee may make equitable and proportionate adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company and any of its subsidiaries or affiliates, or the financial statements of the Company or any of its subsidiaries or affiliates, or the changes in applicable laws, regulations or accounting principles.

Duration of Omnibus Plan

The Omnibus Plan became effective as of May 14, 2020, upon approval of our stockholders and will continue in effect until all shares of our common stock available under the Omnibus Plan are delivered and all restrictions on those shares have lapsed, unless the Omnibus Plan is terminated earlier by the Board. No awards may be granted under the Omnibus Plan on or after May 14, 2030.

Recoupment of Awards

All awards granted and any payments made under the Omnibus Plan will be subject to clawback or recoupment as permitted or mandated by applicable laws, rules, regulations or Company policy as enacted, adopted or modified from time to time.

Non-United States Participants

The Compensation Committee may grant awards to, and establish modifications, amendments, procedures and subplans for, eligible individuals who are non-United States nationals, reside outside the United States, are compensated from a payroll maintained outside the United States, or are subject to non-United States legal or regulatory provisions, on terms and conditions different from those otherwise specified in the Omnibus Plan to foster and promote achievement of the plan’s purposes and comply with those non-United States legal or regulatory provisions.

Tax Withholding Obligations

The Omnibus Plan authorizes us and our affiliates to withhold all applicable taxes from any award or payment under the Omnibus Plan and to take other actions necessary or appropriate to satisfy those tax obligations. Subject to applicable law, a participant may (unless disallowed by the Compensation Committee) elect to satisfy these tax obligations by: (1) electing to have the Company withhold shares otherwise deliverable under the award or (2) tendering shares of our common stock that the participant already owns and either purchased in the open market or has held for at least 6 months, in each case based on the fair market value of those shares on a date determined by the Compensation Committee.

Certain Federal Income Tax Consequences

The following is a brief summary of certain significant United States Federal income tax consequences under the Internal Revenue Code, as in effect on the date of this summary, applicable to the Company and plan participants in connection with awards under the Omnibus Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. References to “the Company” in this summary of tax consequences mean JetBlue Airways Corporation, or any affiliate of JetBlue Airways Corporation that employs or receives the services of a recipient of an award under the Omnibus Plan, as the case may be.

The grant of options under the Omnibus Plan will not result in taxable income to the recipient of the options or an income tax deduction for the Company. However, the transfer of our common

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stock to an option holder upon exercise of his or her option may or may not give rise to taxable income to the option holder and a tax deduction for the Company depending upon whether such option is a nonqualified stock option or an incentive stock option.

The exercise of a nonqualified stock option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for the Company in an amount equal to the fair market value of the shares of our common stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the exercise date will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.

The exercise of an incentive stock option by the option holder is exempt from income tax, although not from the alternative minimum tax, and does not result in a tax deduction for the Company if the holder has been an crewmember of the Company at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the option holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the holder.

The grant of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for the Company. Upon exercise of a SAR, the amount of any cash the participant receives (before applicable tax withholdings) and the fair market value as of the exercise date of any common stock received are taxable to the participant as ordinary income and deductible by the Company.

A participant will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant. Generally, the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares of common stock subject to the award on the award date. If a participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the Company’s taxable year in which that participant recognizes that ordinary income.

The grant of restricted stock units or deferred stock units does not result in taxable income to the recipient or a tax deduction for the Company. The amount of cash paid (before applicable tax withholdings) or the then-current fair market value of the common stock received upon settlement of the restricted stock units or deferred stock units is taxable to the recipient as ordinary income and deductible by the Company.

The grant of a cash-based award, other stock-based award or dividend equivalent right generally should not result in the recognition of taxable income by the recipient or a tax deduction by the Company. The payment or settlement of a cash-based award, other stock-based award or dividend equivalent right should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid (before applicable tax withholding) or the then- current fair market value of the shares of common stock received, and a corresponding tax deduction by the Company.

If the shares covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of restricted stock awards, described above. If any other stock-based award consists of unrestricted shares of common stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and the Company will be entitled to a corresponding tax deduction.

The Omnibus Plan allows the Compensation Committee discretion to award restricted stock, restricted stock units, deferred stock units, cash-based awards and other stock-based awards in the form of performance compensation awards that are intended to be qualified performance-based compensation.

Under certain circumstances, accelerated vesting, exercise or payment of awards under the Omnibus Plan in connection with a “change of control” of us might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of section 280G of the Internal Revenue Code. To the extent it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the excess parachute payment.

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Aggregate Outstanding Grants and New Plan Benefits

As of March 21, 2023, there were approximately 10 non-employee directors and approximately 1,600 crewmembers who would be eligible to receive awards under the Omnibus Plan. Because it will be within the Compensation Committee’s discretion to determine which non-employee directors and crewmembers will receive awards under the Omnibus Plan and the types and amounts of those awards, it is not possible at present to specify the benefits that would be received under the Omnibus Plan by non-employee directors and crewmembers if the proposed amendment is approved by the stockholders. However, it is anticipated that, among others, all of our current executive officers, including our named executive officers, will receive restricted stock unit and performance share unit awards under the Omnibus Plan. See ” —Grants of Plan-Based Awards” table for a description of equity grants made to our named executive officers during the year ended December 31, 2022.

As of March 21, 2023, outstanding awards under the Omnibus Plan are held by, or approved to be granted to, the following named individuals and groups:

Name	Deferred Stock Units (Number of Shares)	Restricted Stock Units (Number of Shares)	Performance Share Units (Number of Units)
Robin Hayes	—	76,110	53,658
Joanna Geraghty	—	52,711	30,487
Ursula Hurley	—	1,742	—
Carol Clements	—	46,159	—
Brandon Nelson	—	10,368	4,878
All current executive officers as a group	—	242,482	89,023
All current directors who are not executive officers (including the Named Executive
Officers identified above)	343,437	341,140	113,829
All Non-Employee Directors	343,437	—	—
All other employees	—	3,558,131	—
TOTAL	343,437	3,899,271	113,829

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE JETBLUE AIRWAYS CORPORATION 2020 OMNIBUS EQUITY INCENTIVE PLAN.

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EQUITY COMPENSATION PLAN INFORMATION

The table below provides information relating to our equity compensation plans, including individual compensation arrangements, under which our common stock is authorized for issuance as of December 31, 2022, as adjusted for stock splits:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	3,387,549	17.67	14,829,518
Equity compensation plans not approved by security holders	—	—	—
TOTAL	3,387,549	17.67	14,829,518

Warrants issued to the U.S. Department of Treasury under the government support programs discussed in Note 3 to our consolidated financial statements are not reflected in this table.

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MANAGEMENT PROPOSAL 6

TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

What am I voting on?

■ Stockholders are being asked to ratify the selection of Ernst & Young LLP, a registered public accounting firm, to serve as the Company’s independent auditors for the fiscal year ending December 31, 2023. Although the Audit Committee has the sole authority to appoint the Independent Auditors, as a matter of good corporate governance, the Board submits its selection of the independent registered public accounting firm to our stockholders for ratification. If the stockholders should not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment.

Voting recommendation:

■ FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023.

The Audit Committee has the sole authority and responsibility to hire, evaluate and, where appropriate, replace the Company’s independent auditors and, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors.

The Audit Committee has appointed Ernst & Young LLP (“EY”) to serve as the independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2023. EY has served as the Company’s independent auditors since 2001.

We expect that representatives of EY will be present at the annual meeting to respond to appropriate questions from stockholders and make a statement if desired.

Audit Committee Matters

Annual Evaluation and Appointment of Independent Auditors

In executing its responsibilities, the Audit Committee engages in an annual evaluation of EY’s qualifications, performance and independence, and considers whether continued retention of EY as the Company’s independent registered public accounting firm is in the best interest of the Company. The Audit Committee is also involved in the selection of EY’s lead engagement partner. While EY has been retained as the Company’s independent registered public accounting firm continuously since 2001, in accordance with SEC rules and EY’s policies, the firm’s lead engagement partner rotates every five years. In assessing EY’s qualifications, performance and independence in 2022, the Audit Committee considered, among other things:

■	EY’s global capabilities;
■	EY’s significant institutional knowledge and deep expertise of the Company’s business, accounting policies and practices and internal control over financial reporting to enhance audit quality;
■	EY’s capability, expertise and efficiency in handling the breadth and complexity of the Company’s domestic and international operations, including of the lead audit partner and other key engagement partners;
■	the quality and candor of EY’s communications with the Audit Committee and leadership;
■	EY’s independence policies and its processes for maintaining its independence;

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■	the quality and efficiency of the services provided by EY, including input from leadership on EY’s performance and how effectively EY demonstrated its independent judgment, objectivity and professional skepticism;
■	external data on audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on EY and its peer firms;
■	the appropriateness of EY’s fees, including those related to non-audit services;
■	EY’s tenure as the Company’s independent auditor and its depth of understanding of the Company’s global business, operations and systems, accounting policies and practices, including the potential effect on the financial statements of the major risks and exposures facing the Company, and internal control over financial reporting;
■	an analysis of EY’s known legal risks and significant proceedings that may impair its ability to perform the Company’s annual audit;
■	EY’s demonstrated professional integrity and objectivity, including through rotation of the lead audit partner and other key engagement partners;
■	any material issues raised by the most recent internal quality control review, or peer review; and
■	the advisability and potential impact of selecting a different independent public accounting firm.

Benefits of Longer Tenure	Independence Controls

Enhanced audit quality – We believe EY’s significant institutional knowledge and deep expertise of the Company’s global business, accounting policies and practices and internal control over financial reporting enhance audit quality.

Competitive fees – Because of EY’s familiarity with the Company, audit and other fees are competitive with peer companies.

Avoid costs associated with new auditor – We believe bringing on new independent auditors would be costly and require a significant time commitment, which could lead to leadership distractions.

Audit Committee oversight – Oversight includes regular private sessions with EY, discussion with EY about the scope of audit and business imperatives, a comprehensive annual evaluation when determining whether to reengage EY and direct involvement by the Audit Committee and its Chair in the selection of the new EY lead assurance engagement partner in connection with the mandated rotation of that position.

Limits on non-audit services – The Audit Committee pre-approves audit and permissible non-audit services provided by EY in accordance with its pre-approval policy.

EY’s internal independence process – EY conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other personnel working on the Company’s account and rotates the engagement partners, consistent with its independence requirements. A new lead engagement partner was appointed commencing with the 2019 audit.

Strong regulatory framework – EY, as an independent registered public accounting firm, is subject to PCAOB inspections, “Big 4” peer reviews and PCAOB and SEC oversight.

Based on this evaluation, the Audit Committee and the Board determined that retaining EY to serve as independent auditors for the fiscal year ending December 31, 2023 is in the best interests of the Company and its stockholders. While the Audit Committee is responsible for the appointment, compensation, retention and oversight of EY as our independent registered public accounting firm, the Board is submitting the selection of EY to the stockholders for ratification.

Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted for the ratification of the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2023. If the appointment of EY is not ratified by the stockholders, the Audit Committee will reconsider the matter. Even if the appointment of EY is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the Company’s best interests.

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Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by EY for the years ended December 31, 2022 and 2021, respectively, and fees billed for other services rendered by EY during those periods.

	2022 ($)	2021 ($)
Audit fees(1)	2,392,000	2,250,000
Audit-related fees(2)	102,000	60,000
Tax fees(3)	129,000	238,000
TOTAL	2,623,000	2,548,000

(1)	Audit fees include fees for services associated with the annual audits of JetBlue’s consolidated financial statements and internal controls over financial reporting, reviews of JetBlue’s quarterly reports on Form 10-Q, accounting consultations pertaining to matters related to the audits or interim reviews, registration statements filed with the SEC and statutory audit requirements.
(2)	Audit-related fees include fees for services that are reasonably related to the performance of the audit or interim financial statement review and are not reported under Audit fees. These services include other audit services requested by leadership, which are in addition to the scope of the financial statement audits.
(3)	Tax fees include fees for services primarily related to preparation of JetBlue’s income tax and non-income tax returns (e.g., VAT), within the U.S., Puerto Rico, and other jurisdictions in the Caribbean.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by our independent registered public accounting firm. This policy provides for pre-approval by the Audit Committee of all audit and permissible non-audit services before the firm is engaged to perform such services. The Audit Committee is authorized from time to time to delegate to one of its members the authority to grant pre-approval of permitted non-audit services, provided that all decisions by that member to pre-approve any such services must be subsequently reported, for informational purposes only, to the full Audit Committee.

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

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AUDIT COMMITTEE REPORT

As of February 15, 2023, the date of this report, the Audit Committee consisted of six members: B. Ben Baldanza, who serves as the Chair of the Committee, Monte Ford, Ellen Jewett, Robert Leduc, Nik Mittal, and Vivek Sharma. Each member is an independent director under Nasdaq and SEC rules, including the enhanced independence requirements applicable to audit committee members, and meets the standards for committee independence as set forth in JetBlue’s Corporate Governance Guidelines. The Audit Committee has the duties and powers described in its written charter adopted by the Board. A copy of the charter is available on JetBlue’s website at http://investor.jetblue.com. The Committee assists the Board’s oversight and monitoring of:

■	JetBlue’s financial statements and other financial information provided by JetBlue to its stockholders and others;
■	compliance with legal, regulatory, and public disclosure requirements;
■	the independent auditors, including their qualifications and independence;
■	JetBlue’s system of internal controls, including the internal audit function;
■	enterprise risk management, privacy, and data security; and
■	the auditing, accounting, and financial reporting process generally.

The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of JetBlue’s financial statements.

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work performed by JetBlue’s independent registered public accounting firm, Ernst & Young LLP (“EY”). In fulfilling its oversight responsibility, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters, performance of the independent auditors, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. In fulfilling its responsibilities, the Audit Committee held meetings throughout 2022 with EY in private without members of leadership present.

EY is responsible for performing an independent audit of JetBlue’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report relating to their audit; as well as expressing an opinion on (i) leadership’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting. Leadership has the primary responsibility for the Company’s financial statements and financial reporting process, including establishing, maintaining and evaluating disclosure controls and procedures and establishing, maintaining and evaluating internal control over financial reporting.

JetBlue maintains an auditor independence policy that, among other things, prohibits JetBlue’s independent registered public accounting firm from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve in advance the audit and permissible non-audit services to be performed by the independent registered public accounting firm and the related budget, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that JetBlue may not enter into engagements with JetBlue’s independent registered public accounting firm for non- audit services without the express pre-approval of the Audit Committee.

The Company also has an internal audit department that reports to the Audit Committee. The Audit Committee reviews and approves the internal audit plan once a year and receives updates of internal audit results throughout the year. The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and the independent registered public accounting firm, with and without leadership present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2022 with JetBlue’s leadership and EY. The Audit Committee has also discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee also has received and reviewed the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence, and has discussed with EY its independence.

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Based on the reviews and discussions referred to above, in the exercise of its business judgment the Audit Committee recommended to the Board that the financial statements referred to above be included in JetBlue’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC. In addition, the Audit Committee has selected, and the Board has approved, subject to stockholder ratification, the appointment of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter as it may deem necessary or appropriate.

Audit Committee of JetBlue

B. Ben Baldanza, Chair

Monte Ford

Ellen Jewett

Robert Leduc

Nik Mittal

Vivek Sharma

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the record date?

The record date (the “Record Date”) for the 2023 virtual annual meeting is March 21, 2023. On the Record Date, there were 327,900,847 shares of our common stock outstanding and there were no outstanding shares of any other class of stock.

Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date are entitled to vote at the annual meeting and any postponement(s) or adjournments thereof. Holders of shares of common stock as of the record date are entitled to cast one vote per share on all matters.

What is a difference between holding shares as a holder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker-dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially through a bank, broker or other nominee.

Stockholder of Record

If on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record (also known as a “registered holder”). As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote via the Internet at the annual meeting. Whether or not you plan to attend the annual meeting via the Internet, please complete, date and sign the enclosed proxy card and provide specific voting instructions to ensure that your shares will be voted at the annual meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name,” and the notice of the annual meeting is being forwarded to you by that organization, which is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares via the Internet at the annual meeting unless you receive a valid proxy from your brokerage firm, bank, broker-dealer or other nominee holder. To obtain such proxy, you must make a special request to your brokerage firm, bank, broker-dealer or other nominee holder. If you do not make this request, you can still vote by completing your proxy card and delivering the proxy card to your nominee holder; however, you will not be able to vote online during the annual meeting.

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How do I vote?

Registered holders may vote:

■	By Internet: go to www.proxyvote.com;
■	By telephone: call 1-800-690-6903 (toll-free); or
■	By mail (if you received a paper copy of the proxy materials by mail): mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending its Notice of the Internet Availability of proxy materials for the 2023 annual meeting of stockholders (the “Notice”) to the Company’s stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Board encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

How will my shares be voted at the annual meeting if I do not specify on the proxy card how I want my shares to be voted?

If you are the record holder of your shares and do not specify on your proxy card (or when giving your proxy by telephone or the Internet) how you want to vote your shares, your shares will be voted:

■	FOR the election of each of the eleven director candidates nominated by the Board of Directors;
■	FOR approval, on an advisory basis, of the compensation of our named executive officers;
■	ONE YEAR, on an advisory basis, for the frequency of future advisory votes on named executive officer compensation;
■	FOR approval of an amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan;
■	FOR approval of an amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan;
■	FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
■	in accordance with the best judgment of the named proxies on any other matters properly brought before the 2023 virtual annual meeting and any postponement(s) or adjournment(s) thereof.

If you are a beneficial owner of shares and do not specify how you want your shares to be voted, your shares may not be voted by the record holder (such as your bank, broker or other nominee) and will not be considered as present and entitled to vote on any matter to be considered at the annual meeting, except with respect to the ratification of the Company’s independent auditors. If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to such record holder as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

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What can I do if I change my mind after I vote?

Any proxy may be revoked at any time prior to its exercise at the 2023 annual meeting. A stockholder who delivers an executed proxy pursuant to this solicitation may revoke it at any time before it is exercised by: (i) executing and delivering a later-dated proxy card to our corporate secretary prior to the annual meeting; (ii) delivering written notice of revocation of the proxy to our corporate secretary prior to the annual meeting; (iii) voting again by telephone, by mobile device or over the Internet prior to 11:59 p.m., Eastern Daylight Time, on May 15, 2023; or (iv) attending and voting via the Internet at the 2023 virtual annual meeting. Attendance at the 2023 virtual annual meeting, in and of itself, will not constitute a revocation of a proxy. If you hold your shares through a broker, bank, or other nominee, you may revoke any prior voting instructions by contacting that firm or by voting online during the 2023 virtual annual meeting.

What is a quorum?

To carry on the business of the annual meeting, a minimum number of shares, constituting a quorum, must be present. The quorum for the 2023 virtual annual meeting is a majority of the outstanding common stock of the Company as of the Record Date present in person or represented by proxy. Abstentions and “broker non-votes” (which are explained under “What are broker non-votes?”) are counted as present to determine whether there is a quorum for the 2023 virtual annual meeting.

What are broker non-votes?

A “broker non-vote” occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide such record holder with voting instructions on any non-routine matters brought to a vote at the annual meeting. If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, such as the ratification of appointment of our independent registered public accounting firm (Proposal No. 6), even if the broker does not receive voting instructions from you. Non-routine matters include the election of directors (Proposal No. 1), the advisory vote to approve the compensation of our named executive officers (Proposal No. 2), the advisory vote on the frequency of the advisory vote on the compensation of our named executive officers (Proposal No. 3), approval of the amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan (Proposal No. 4) and approval of the amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan (Proposal No. 5). Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters.

What vote is required to adopt each of the proposals?

Proposal 1: Election of Directors

Directors will be elected by a majority of the votes cast at the annual meeting. If a quorum is present, a nominee for election to a position on the Board will be elected if the number of shares voted “for” that nominee exceeds 50 percent of the number of votes cast with respect to the election of that nominee. However, a director who fails to receive the required number of votes at the next annual meeting of stockholders at which he or she faces reelection is required to tender his or her resignation to the Board and the Board may either accept the resignation or disclose its reasons for not doing so in a report filed with the SEC within 90 days of the certification of election results. As discussed above, if your broker holds shares in your name and delivers this proxy statement to you, the broker is not entitled to vote your shares on this proposal without your instructions. Abstentions and broker non-votes are not counted as votes cast and therefore will have no effect on determining whether the required majority vote has been attained.

Proposal 2: Approval, on an advisory basis, of the compensation of our named executive officers

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the advisory vote on executive compensation. The results of this vote are not binding on the Board. In evaluating the stockholder vote on an advisory proposal, the Board will consider the voting results in their entirety. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

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Proposal 3: Approval, on an advisory basis, of annual frequency for the advisory vote on the compensation of our named executive officers

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the advisory vote on the annual frequency for the advisory vote on the compensation of our named executive officers. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

Proposal 4: Amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan. Abstentions and broker non-votes will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal.

Proposal 5: Amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan. Abstentions and broker non-votes will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal.

Proposal 6: Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to ratify the appointment of the independent registered public accounting firm. Abstentions and broker non-votes will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal.

How do foreign owners vote?

To comply with restrictions imposed by federal law on foreign ownership of U.S. airlines, our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws (the “Bylaws”) restrict foreign ownership of shares of our common stock. The restrictions imposed by federal law currently require that no more than 25% of our voting stock be owned or controlled, directly or indirectly, by persons who are not United States citizens. Our Bylaws provide that no shares of our common stock may be voted by or at the direction of non-citizens unless such shares are registered on a separate stock record, which we refer to as the foreign stock record. Our Bylaws further provide that no shares of our common stock will be registered on the foreign stock record if the amount so registered would exceed the foreign ownership restrictions imposed by federal law. Any holder of JetBlue common stock who is not a United States citizen and has not registered its shares on the foreign stock record maintained by us will not be permitted to vote its shares at the annual meeting. The enclosed proxy card contains a certification that by signing the proxy card or voting by telephone or electronically, the stockholder certifies that such stockholder is a United States citizen as that term is defined in the Federal Aviation Act or that the shares represented by the proxy card have been registered on our foreign stock record. As of the Record Date for the 2023 annual meeting, shares representing less than 25% of our total outstanding voting stock are registered on the foreign stock record.

Under Section 40102(a)(15) of the Federal Aviation Act, the term “citizen of the United States” is defined as: (i) an individual who is a citizen of the United States, (ii) a partnership each of whose partners is an individual who is a citizen of the United States, or (iii) a corporation or association organized under the laws of the United States or a state, the District of Columbia or a territory or possession of the United States of which the president and at least two-thirds of the Board of Directors and other managing officers are citizens of the United States, and in which at least 75% of the voting interest is owned or controlled by persons that are citizens of the United States.

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Who pays for soliciting the proxies?

We pay the cost of soliciting the proxies. We have retained Morrow Sodali LLC, 470 West Avenue, Stamford, Connecticut 06902, a professional soliciting organization, to assist in soliciting proxies from brokerage firms, custodians and other fiduciaries. The Company expects the proxy solicitation fees for Morrow Sodali to be $7,500. In addition, our directors, officers and associates may, without additional compensation, also solicit proxies by mail, telephone, email, personal contact, facsimile or through similar methods. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our stock.

Stockholders who have any questions regarding voting procedures can contact Morrow Sodali at (800) 662-5200.

How can I attend the 2023 virtual annual meeting?

The 2023 virtual annual meeting is being held as a virtual only meeting this year. If you are a stockholder of record as of the Record Date, you may attend, vote and ask questions virtually at the meeting by logging in at www.virtualshareholdermeeting.com/jblu2023 and providing your control number. This control number is included in the Notice or on your proxy card.

If you are a stockholder holding your shares in “street name” as of the Record Date, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee. You may not vote your shares via the Internet at the annual meeting unless you receive a valid proxy from your brokerage firm, bank, broker-dealer or other nominee holder. If you were not a stockholder as of the Record Date, you may still listen to the 2023 virtual annual meeting, but will not be able to ask questions or vote at the meeting.

The audio broadcast of the 2023 virtual annual meeting will be archived at www.virtualshareholdermeeting.com/jblu2023 for at least one year.

Why is this annual meeting virtual only?

We are holding a virtual only meeting this year for a few reasons. First, safety is an important value for JetBlue, in the air and on the ground. While we are encouraged by the pace of COVID-19 vaccinations rolling out around the world, we do not know how many individuals will be vaccinated by May. Accordingly, we are choosing the virtual route to keep our stockholders attending the meeting safe from COVID-19. We also value innovation and we welcome expanded access, improved communication and cost savings for our stockholders and the Company afforded by the virtual format. As we have learned in the past, hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. In addition, the virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.proxyvote.com and logging in with control number. We encourage you to log on in advance and ask any questions you may have, which we will try to answer during the meeting. We recommend that you log in to the Virtual Stockholder Meeting at www.virtualshareholdermeeting.com/jblu2023 a few minutes before the scheduled meeting time on May 16, 2023 to ensure you are logged in when the meeting starts.

What if during the check-in time or during the annual meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting at or during the meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting webpage.

Will there be a question and answer session during the annual meeting?

As part of the virtual annual meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to JetBlue and the meeting matters, as time permits. Only stockholders that have accessed the annual meeting as a stockholder by following the procedures outlined above in “How can I attend the annual meeting?” will be permitted to submit questions before or during the annual meeting. If you have questions, you may type them into the dialog box provided at any point during the meeting (until the floor is closed to questions). We ask that each stockholder limit questions to no more than two. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

■	irrelevant to the business of the Company or to the business of the 2023 annual meeting;
■	related to material non-public information of the Company, including the status or results of our business since our last earnings release;

JETBLUE AIRWAYS CORPORATION  |  2023 PROXY STATEMENT     97

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■	related to any pending, threatened or ongoing litigation;
■	related to personal grievances;
■	derogatory references to individuals or that are otherwise in bad taste;
■	substantially repetitious of questions already made by another stockholder;
■	in excess of the two question limit;
■	in furtherance of the stockholder’s personal or business interests; or
■	out of order or not otherwise suitable for the conduct of the annual meeting as determined by the corporate secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Virtual Stockholder Meeting webpage for stockholders that have accessed the annual meeting as a stockholder by following the procedures outlined above in “How can I attend the annual meeting?”

What is “householding” and how does it affect me?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement or annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, please notify us by sending a written request to Investor Relations, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101 or by calling us at (718) 286-7900. You may also notify us to request delivery of a single copy of our annual report or proxy statement if you currently share an address with another stockholder and are receiving multiple copies of our annual report or proxy statement.

Is there a list of stockholders entitled to vote at the annual meeting?

The names of stockholders entitled to vote at the virtual annual meeting will be available at the annual meeting and for ten days prior to the annual meeting for any purpose germane to the annual meeting, between the hours of 9:00 a.m. and 4:30 p.m. (Eastern Time), at our principal executive offices at 27-01 Queens Plaza North, Long Island City, New York 11101, by contacting our General Counsel. The list of these stockholders will also be available for examination by our stockholders during the virtual annual meeting on the Virtual Stockholder Meeting webpage for stockholders that have accessed the annual meeting as a stockholder by following the procedures outlined above in “How can I attend the annual meeting?”

When will the voting results be announced?

We will announce preliminary voting results at the annual meeting. We will report final results on our website at www.jetblue.com and in a filing with the SEC on a Form 8-K.

JETBLUE AIRWAYS CORPORATION  |  2023 PROXY STATEMENT     98

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OTHER MATTERS

As of the date of this proxy statement, we do not know of any other matters that may be presented for consideration at the annual meeting other than the items set forth in the notice of annual meeting above. If any other matter is properly brought before the annual meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2024 Annual Meeting

Pursuant to our Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote at the meeting, who has delivered written notice to our Corporate Secretary at our principal executive offices. The notice must contain the information specified in the Bylaws about, among other things, the stockholder and the proposed action. Stockholders who wish to nominate a director outside of the proxy access process (described below) and solicit proxies in support of such director nominee(s) in reliance on the universal proxy rules must provide the notice and additional information required by our Bylaws and Rule 14a-19 under the Exchange Act. To be timely, the notice must not be received earlier than January 17, 2024 (120 days prior to May 16, 2024, the one year anniversary of the annual meeting), nor later than February 16, 2024 (90 days prior to May 16, 2024). The notice must contain the information required by our Bylaws.

The foregoing Bylaw provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules. Pursuant to Rule 14a-8, stockholder proposals intended to be included in our proxy statement and voted on at our 2024 annual meeting must be received at our offices addressed to the General Counsel and Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101, on or before December 7, 2023 (120 days prior to April 5, 2024, the one year anniversary of the 2023 Proxy mailing).

In January 2018, the Board adopted revisions to our Bylaws, putting into place proxy access provisions. These provisions permit a stockholder, or a group of up to 20 stockholders owning continuously 3% or more of the Company’s outstanding common stock for at least three years to nominate and include in the Company’s proxy materials for an annual stockholder meeting up to 20% of the Board (or if such amount is not a whole number, the closest whole number below 20%, but not less than two directors) if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws. To be timely, the notice must not be received earlier than December 18, 2023 (150 days prior to May 16, 2024, the one year anniversary of the 2023 annual meeting), nor later than January 17, 2024 (120 days prior to May 16, 2024). The notice must contain the information required by our Bylaws.

A copy of our Bylaws is available upon request to: General Counsel and Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, NY 11101. The officer presiding at the meeting may exclude matters that are not properly presented in accordance with these requirements.

JETBLUE AIRWAYS CORPORATION  |  2023 PROXY STATEMENT     99

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Annual Report to Stockholders

The 2022 Annual Report to Stockholders (which is not a part of our proxy soliciting materials), is being mailed with this proxy statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of proxy materials, this proxy statement and our 2022 Annual Report to Stockholders are available on our website at www.jetblue.com. Additionally, and in accordance with SEC rules, you may access our proxy statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s Annual Report on Form 10-K filed with the SEC will be provided to stockholders without charge upon written request directed to our General Counsel, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, NY 11101. The Company’s copying costs will be charged if exhibits to the 2022 Annual Report on Form 10-K are requested. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing.

By Order of the Board of Directors,

Brandon Nelson

General Counsel and Corporate Secretary

April 5, 2023

Long Island City, New York

JETBLUE AIRWAYS CORPORATION  |  2023 PROXY STATEMENT     100

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APPENDIX A

REGULATION G RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

We sometimes use non-GAAP financial measures in this report. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. We believe these non-GAAP financial measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information below provides an explanation of each non-GAAP financial measure and shows a reconciliation of non-GAAP financial measures used in this filing to the most directly comparable GAAP financial measures.

Operating Expense per Available Seat Mile, excluding fuel and related taxes, other non-airline operating expenses, and special items (“CASM Ex-Fuel”)

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as our subsidiaries, JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel, which is a non-GAAP financial measure.

Special items for 2022 include impairment related to our Embraer E190 fleet transition, expenses related to the ALPA contract ratification bonus, expenses related to our acquisition of Spirit, and expenses related to the implementation of the TWU contract.

Special items for 2021 include contra-expenses recognized on the utilization of federal grants received under various payroll support programs, contra-expenses recognized on the Employee Retention Credits provided by the CARES Act, and one-time costs related to the ratification of the collective bargaining agreement with our inflight crewmembers.

Special items for 2020 include contra-expenses recognized on the utilization of payroll support grants received under the CARES Act, contra-expenses recognized on the Employee Retention Credits provided by the CARES Act, impairment related to our Embraer E190 fleet transition, losses generated from certain aircraft sale-leaseback transactions, and one-time costs associated with our voluntary crewmember separation programs.

Special items for 2019 include impairment related to our Embraer E190 fleet transition as well as one-time costs related to the ratification and implementation of our pilots’ collective bargaining agreement.

We believe that CASM ex-fuel is useful for investors because it provides investors the ability to measure financial performance excluding items beyond our control, such as fuel costs, which are subject to many economic and political factors, or not related to the generation of an available seat mile, such as operating expense related to other non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

NON-GAAP FINANCIAL MEASURE

		2022		2021		2020		2019
(in millions; per ASM data in cents)	$	per ASM	$	per ASM	$	per ASM	$	per ASM
Total operating expenses	$9,456	14.67	$6,117	11.30	$4,671	14.29	$7,294	11.43
Less:
Aircraft fuel and related taxes	3,105	4.82	1,436	2.65	631	1.93	1,847	2.89
Other non-airline expenses	55	0.08	43	0.08	35	0.10	46	0.08
Special items	113	0.18	(833)	(1.54)	(283)	(0.86)	14	0.02
Operating expenses, excluding fuel	$6,183	9.59	$5,471	10.11	$4,288	13.12	$5,387	8.44

JETBLUE AIRWAYS CORPORATION  |  2023 PROXY STATEMENT     A-1

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Reconciliation of Operating Expense, Income (Loss) before Taxes, Net Income (Loss) and Earnings (Loss) per Share, excluding special items and gain on equity investments

Our GAAP results in the applicable periods were impacted by credits and charges that are deemed special items.

Special items for 2022 include impairment related to our Embraer E190 fleet transition, expenses related to the ALPA contract ratification bonus, expenses related to our acquisition of Spirit, and expenses related to the implementation of the TWU contract.

In 2021, special items include contra-expenses recognized on the utilization of federal grants received under various payroll support programs,contra-expenses recognized on the Employee Retention Credits (ERCs) provided by the CARES Act, and one-time costs related to the ratification of the collective bargaining agreement with our inflight crewmembers.

Special items in 2020 include contra-expenses recognized on the utilization of payroll support grants received under the CARES Act, contra-expenses recognized on ERCs, impairment related to our Embraer E190 fleet transition, losses generated from certain aircraft sale-leaseback transactions, and one-time costs associated with our voluntary crewmember separation programs.

Certain gains and losses on our equity investments were also excluded from our 2022 and 2021 non-GAAP results.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impacts of these items.

NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE, INCOME (LOSS) BEFORE TAXES, NET INCOME (LOSS)

	Year Ended December 31,
(in millions except per share amounts)	2022	2021	2020
Total operating revenues	$9,158	$6,037	$2,957
Total operating expenses	$9,456	$6,117	$4,671
Less: Special items	113	(833)	(283)
Total operating expenses excluding special items	$9,343	$6,950	$4,954
Operating loss	$(298)	$(80)	$(1,714)
Add back: Special items	113	(833)	(283)
Operating income loss excluding special items	$(185)	$(913)	$(1,997)
Operating margin excluding special items	(2.0)%	(15.1)%	(67.5)%
Loss before income taxes	$(437)	$(263)	$(1,893)
Add back: Special items	113	(833)	(283)
Less: (Loss) gain on equity investments	(9)	47	—
Loss before income taxes excluding special items and (loss) gain on equity investments	$(315)	$(1,143)	$(2,176)
Pre-tax margin excluding special items and gain on equity investments	(3.4)%	(18.9)%	(73.6)%
Net loss	$(362)	$(182)	$(1,354)
Add back: Special items	113	(833)	(283)
Less: Income tax benefit (expense) related to special items	19	(249)	(69)
Less: Loss (gain) on equity investments	(9)	47	—
Less: Income tax benefit (expense) related to gain on equity investments	1	(13)	—
Net loss excluding special items and (loss) gain on equity investments	$(260)	$(800)	$(1,568)

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	Year Ended December 31,
(in millions except per share amounts)	2022	2021	2020
Earnings (loss) per common share:
Basic	$(1.12)	$(0.57)	$(4.88)
Add back: Special items, net of tax	(1.12)	(1.84)	(0.77)
Less: (Loss) gain on equity investments, net of tax	(0.03)	0.10	—
Basic excluding special items and gain on equity investments	$(0.80)	$(2.51)	$(5.65)
Diluted	$(1.12)	$(0.57)	$(4.88)
Add back: Special items, net of tax	0.29	(1.84)	(0.77)
Less: (Loss) gain on equity investments, net of tax	(0.03)	0.10	—
Diluted excluding special items and gain on equity investments	$(0.80)	$(2.51)	$(5.65)

Adjusted Debt to Capitalization Ratio

Adjusted debt to capitalization ratio is a non-GAAP financial measure which we believe is relevant in assessing the Company’s overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance lease obligations. Adjusted capitalization represents total equity plus adjusted debt. Investors should consider this non-GAAP financial measure in addition to, and not as a substitute for, our financial measures prepared in accordance with GAAP.

NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO

(in millions)	2022	2021
Long-term debt and finance lease obligations	$3,093	$3,651
Current maturities of long-term debt and finance lease obligations	554	355
Operating lease liabilities — aircraft	206	256
Adjusted debt	$3,853	$4,262
Long-term debt and finance lease obligations	$3,093	$3,651
Current maturities of long-term debt and finance lease obligations	554	355
Operating lease liabilities — aircraft	206	256
Stockholders’ equity	3,563	3,849
Adjusted capitalization	$7,416	$8,111
Adjusted debt to capitalization ratio	52%	53%

JETBLUE AIRWAYS CORPORATION  |  2023 PROXY STATEMENT     A-3

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APPENDIX B

AMENDMENT TO THE JETBLUE AIRWAYS CORPORATION 2020 CREWMEMBER STOCK PURCHASE PLAN

This Amendment (the “Amendment”) to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan (the “Plan”), is made effective as of the 16th day of May, 2023, by JetBlue Airways Corporation, a Delaware corporation (the “Company”).

1.	Amendment to Section III.A of the Plan. The second sentence of Section III.A of the Plan is deleted in its entirety and replaced with the following:

The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 27,530,985 shares, which shall be submitted to the stockholders for approval, and approved by the stockholders at the May 2023 annual meeting.

2.	Continued Effect. Except as set forth herein, the Plan shall remain unchanged and in full force and effect.

JETBLUE AIRWAYS CORPORATION  |  2023 PROXY STATEMENT     B-1

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APPENDIX C

AMENDMENT TO THE JETBLUE AIRWAYS CORPORATION 2020 OMNIBUS EQUITY INCENTIVE PLAN

This Amendment (the “Amendment”) to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan (the “Plan”), is made effective as of the 16th day of May, 2023, by JetBlue Airways Corporation, a Delaware corporation (the “Company”).

1.	Amendment to Section 4.1 of the Plan. The first sentence of Section 4.1 of the Plan is deleted in its entirety and replaced with the following:

Subject to the provisions of Section 4.2 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards after the Effective Date of the Plan is 20,500,000, consisting of approximately 11,600,000 new shares, plus the Shares remaining available for grant under the Prior Plan as of the Effective Date (the “Share Reserve”).

2.	Continued Effect. Except as set forth herein, the Plan shall remain unchanged and in full force and effect.

JETBLUE AIRWAYS CORPORATION  |  2023 PROXY STATEMENT     C-1

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jetBlue

JETBLUE AIRWAYS CORPORATION
27-01 QUEENS PLAZA NORTH
LONG ISLAND CITY, NY 11101
ATTN: INVESTOR RELATIONS

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on May 15, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/JBLU2023**

You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT on May 15, 2023. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by JetBlue in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D99823-P90077 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JETBLUE AIRWAYS CORPORATION

The Board of Directors recommends you vote FOR each nominee listed in proposal 1:

1. To elect eleven directors nominated by the Board of Directors to serve until the 2024 Annual Meeting of Stockholders

Nominees:	For	Against	Abstain
1a. B. Ben Baldanza	☐	☐	☐
1b. Peter Boneparth	☐	☐	☐
1c. Monte Ford	☐	☐	☐
1d. Robin Hayes	☐	☐	☐
1e. Ellen Jewett	☐	☐	☐
1f. Robert Leduc	☐	☐	☐
1g. Teri McClure	☐	☐	☐
1h. Nik Mittal	☐	☐	☐
1i. Sarah Robb O'Hagan	☐	☐	☐
1j. Vivek Sharma	☐	☐	☐
1k. Thomas Winkelmann	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2:	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of our named executive officers	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on proposal 3:	1 Year	2 Years	3 Years	Abstain
3. To approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4, 5 and 6:	For	Against	Abstain
4. To approve an amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan	☐	☐	☐
5. To approve an amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan	☐	☐	☐
6. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	☐	☐	☐

NOTE: Certification: Pursuant to federal law and JetBlue's certificate of incorporation and bylaws, voting stock is subject to certain foreign ownership restrictions. By signing below, you represent that you are a United States citizen as that term is defined by the Federal Aviation Act or that the shares of stock represented by this proxy have been registered on the Foreign Stock Record of the Company.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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jetBlue®

2023 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 16, 2023

9:00 a.m. EDT

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D99824-P90077

jetBlue®

JETBLUE AIRWAYS CORPORATION
Annual Meeting of Stockholders
May 16, 2023 9:00 a.m. EDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Brandon Nelson and Ursula Hurley, together and separate, as proxies, each with power of substitution, to vote and act at the Annual Meeting of Stockholders to be held at **www.virtualshareholdermeeting.com/JBLU2023** at 9:00 a.m. EDT on May 16, 2023, and at any adjournments or postponements thereof, upon and with respect to the number of shares of Common Stock of JetBlue Airways Corporation as to which the undersigned may be entitled to vote or act in the manner directed on the reverse side of this card. The shares represented by this proxy, when executed properly, will be voted in the manner directed. The undersigned instructs such proxies, or their substitutes, to vote in such a manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the matters listed on the reverse side as specified by the undersigned. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted "FOR" each of the nominees for director under proposal 1, "FOR" proposal 2, "1 YEAR" on proposal 3, "FOR" proposals 4, 5 and 6, and in the discretion of the named proxies as to any other matter that may properly come before this meeting or any adjournment or postponement thereof.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE THROUGH THE TELEPHONE OR BY THE INTERNET.

If you vote by phone or the internet, please DO NOT mail back this proxy card.

Thank you for your vote.